                                                                   EXHIBIT 10.30

                                 Dated May 2007

                         THE PERSONS NAMED IN SCHEDULE 1

                                       and

                              VALIDUS HOLDINGS LTD

                              SHARE SALE AGREEMENT

                 relating to the sale and purchase of the whole
                         of the issued share capital of
                               Talbot Holdings Ltd

LINKLATERS LLP
One Silk Street
London EC2Y 8HQ

Telephone: (44-20) 7456 2000
Facsimile: (44-20) 7456 2222

Ref: AIC

                                TABLE OF CONTENTS

CLAUSE                                                                      PAGE
------                                                                      ----
1  Interpretation........................................................      2
2  Agreement to Sell the Shares..........................................     14
3  Consideration.........................................................     15
4  Conditions............................................................     20
5  Actions Pending Completion............................................     22
6  Completion............................................................     28
7  Leakage...............................................................     29
8  Warranties............................................................     30
9  Whole Agreement and Remedies..........................................     32
10 Other Provisions......................................................     33
Schedule 1 Particulars of Sellers, Shares Sold etc.......................     48
Schedule 2 Particulars of the Company and Subsidiaries...................     49
Schedule 3 Completion Obligations........................................     60
Schedule 4 Warranties given by the Sellers and Warrantors under
           Clause 8......................................................     63
Schedule 5 Limitation of Liability under Clause 8.1......................     81
Schedule 6 Properties....................................................     89
Schedule 7 Optionholders.................................................     94
Schedule 8 Employment parties............................................     96
Schedule 9 Terms applicable to the Base Share Consideration..............     97
Schedule 10 Rule 3b-4 of the Exchange Act and definition of US Person....     99
Schedule 11 Share Election Form..........................................    101

AGREEMENT FOR SALE OF SHARES

THIS AGREEMENT is made on May 2007

BETWEEN:

(1)  THE PERSONS named in Schedule 1 (the "SELLERS" and each a "SELLER"); and

(2) VALIDUS HOLDINGS LTD, a company with limited liability organised under the laws of Bermuda (Registration No. EC37417) whose principal place of business is at 19 Par La Ville Road, Hamilton, HM11, Bermuda (the "PURCHASER").

WHEREAS:

(A) The Sellers have agreed to sell the Shares (as defined below) and to assume the obligations imposed on the Sellers under this Agreement subject to and in accordance with the terms of this Agreement.

(B) The Purchaser has agreed to purchase the Shares and assume the obligations imposed on the Purchaser under this Agreement subject to and in accordance with the terms of this Agreement.

(C) The Shares which those Employee Sellers who are Optionholders will sell to the Purchaser in accordance with the terms of this Agreement will include:

     (i) the EBT Common Shares which will be transferred by the EBT to certain of the Optionholders prior to, and conditional upon, Completion pursuant to the exercise by them of all of the Options held by them over Common Shares as at the date of this Agreement in accordance with the Share Option Scheme; and

     (ii) the Class B Common Shares which will be issued to certain of the Optionholders prior to, and conditional upon, Completion pursuant to the exercise by them of all of the Options held by them over Class B Common Shares as at the date of this Agreement in accordance with the Share Option Scheme, such transactions, the "OPTIONS TRANSACTIONS".

(D) Simultaneously with the execution and delivery of this Agreement, each of the persons identified in Schedule 8 hereto has entered into a term sheet between such person and a Group Company, contemplating the execution and delivery of an amendment and restatement of such person's existing employment arrangement with such Group Company to be effective at Completion.

It is agreed as follows:

1    INTERPRETATION

     In this Agreement, unless the context otherwise requires, the provisions in this Clause 1 apply:

1.1  DEFINITIONS

     "A PREFERENCE SHARES" means the 60,504,000 7.5 per cent. cumulative, convertible, redeemable A preference shares with a par value of US$0.002 each in the capital of the Company;

     "2005 ACCOUNTS" means the audited consolidated financial statements of the Group as at 31 December 2005;

     "ACCOUNTS" means the audited consolidated financial statements of the Group as at the Accounts Date;

     "ACCOUNTS DATE" means 31 December 2006;

     "ACCRUED PREFERENCE DIVIDEND" means the dividend which will be accrued and payable on the A Preference Shares pursuant to the Byelaws in respect of the period from (but excluding) 1 November 2006 up to (and including) the date of Completion, together with all other amounts accrued but unpaid on the A Preference Shares pursuant to the Byelaws;

     "ACTUARIAL RESERVES REVIEW" means the actuarial reserves review dated 9 February 2007 prepared by EMB Consultancy in respect of the Group;

     "AGREED TERMS" means, in relation to a document, such document in the terms agreed between the parties and signed for identification by or on behalf of the Purchaser and the Sellers' Solicitors with such alterations as may be agreed in writing between the parties from time to time for any reason including to take account of any changes between the date of this Agreement and Completion;

     "B PREFERENCE SHARES" means the 12,499,000 convertible, redeemable B convertible preference shares with a par value of US$0.002 each in the capital of the Company;

     "BASE SHARE CONSIDERATION" has the meaning set out in Clause 3.1.1(ii);

     "BMA" means the Bermuda Monetary Authority;

     "BONUS LETTERS" means the letters dated 25 February 2004 from Talbot Underwriting Ltd to each of VG Southey and AJ Keys relating to certain cash payments, which letters are disclosed in the Data Room;

     "BUSINESS DAY" means a day on which banks are open for business in London and Bermuda (excluding Saturdays, Sundays and public holidays);

     "BYELAWS" means the Byelaws of the Company as at the date of this Agreement;

     "CASH COMPONENT" has the meaning set out in Clause 3.1.4(ii);

     "CLASS B COMMON SHARES" means the 7,462,500 Class B Common Shares of par value US$0.002 each in the capital of the Company into which Options over Class B Common Shares will be converted prior to, and conditional upon, Completion in accordance with the Share Option Scheme;

     "CODAN" means Codan Trust Company Limited, acting solely in its capacity as trustee of whichever Trust or Trusts is or are then relevant;

     "COMMON SHARES" means the 50,000,000 common shares of par value US$0.002 each in the capital of the Company in issue as at the date of this Agreement which include, for the avoidance of doubt, the EBT Common Shares;

     "COMPANY" means Talbot Holdings Ltd, a company incorporated in Bermuda (Registration No. 31149) whose registered office is at Clarendon House, 2 Church Street, Hamilton, HM11, Bermuda;

     "COMPANY PENSION SCHEME" means the defined contribution group personal pension scheme sponsored by the Group;

     "COMPLETION" means the completion of the sale and purchase of the Shares pursuant to Clause 6;

     "CONSIDERATION" has the meaning set out in Clause 3.1.1;

     "CONDITIONS PRECEDENT" means the conditions set out in Clause 4.1;

     "CONFIDENTIALITY AGREEMENT" means the agreement dated 25 January 2007 and made between the Purchaser (1) and the Company (2) pursuant to which the Company made available certain confidential information relating to the Group;

     "CORE WARRANTIES" means those Warranties set out in paragraphs 1.2, 1.5, 2.2, 2.5, 2.6.1, 2.11.1 and 2.11.2 of Schedule 4;

     "CURE PERIOD" has the meaning given to that term in the definition of Material Adverse Event in this Clause 1.1;

     "DATA ROOM" means the virtual data room administered by Merrill Corporation Limited the contents of which are listed in the Data Room Index;

     "DATA ROOM INDEX" means the index of documents included in the Data Room attached as Schedule 2 of the Disclosure Letter;

     "DISCLOSURE LETTER" means the letter of even date with this Agreement from the Warrantors to the Purchaser;

     "DORMANT SUBSIDIARIES" means the Subsidiaries set out in Section B of Part 2 of Schedule 2;

     "DUE DILIGENCE REPORTS" means the Vendor Due Diligence Report, the Tax Due Diligence Report and the Actuarial Reserves Review and each a "DUE DILIGENCE REPORT";

     "EARLIEST COMPLETION DATE" means the date falling two Business Days after the Conditions Precedent have been satisfied or waived and the Sellers have provided evidence of their ability to satisfy the obligations specified in
     Schedule 3;

     "EBT" means the Talbot Holdings Employee Benefit Trust;

     "EBT COMMON SHARES" means the 875,000 common shares of par value US$0.002 each in the capital of the Company currently held by Codan (in its capacity as trustee of the EBT) which will be transferred to those Optionholders who have Options over Common Shares on the exercise by them of those Options prior to, and conditional upon, Completion in accordance with the Share Option Scheme;

     "EBT LOAN" means the loan from the Company to the EBT for the purpose of acquiring Common Shares from departing employees, which amounts to US$517,500 and L49,980.87;

     "EMPLOYEE" means an employee of any Group Company, including a Senior Employee;

     "EMPLOYEE SELLER CASH CONSIDERATION" has the meaning set out in Clause 3.1.1(ii);

     "EMPLOYEE SELLER CONSIDERATION" has the meaning set out in Clause
     3.1.1(ii);

     "EMPLOYEE SELLERS" means the Sellers listed in Part 1 of Schedule 1 (other than PC Churchill, DK Newbigging, DP Redhead, the Ashdown Trust, the Dynevor Trust and the Rams Hill Trust) and each an "EMPLOYEE SELLER";

     "EMPLOYEE SHAREHOLDERS' AGREEMENT" means the agreement dated 16 February 2002 between, inter alia, the Company and certain of the Employee Sellers as disclosed in the Data Room;

     "ENCUMBRANCE" means any claim, charge, mortgage, security, lien, option, power of sale, hypothecation or other third party right, retention of title, right of pre-emption, right of first refusal or security interest of any kind;

     "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended;

     "EXERCISE PRICE" means the total aggregate exercise price payable by each Optionholder as set out against his/her name in column (3) of Schedule 7 in respect of all of the Options to be exercised by him/her prior to, and conditional upon, Completion;

     "FAL" or "FUNDS AT LLOYD'S" has the meaning given to that term under the Lloyd's Membership Byelaw (No. 5 of 2005);

     "FAL PROVIDERS' AGREEMENT" means the Amended and Restated FAL Providers' Agreement dated 29 November 2006 (document 6.1.8.3 of the Data Room Index);

     "FSA" means the UK Financial Services Authority;

     "GROUP" or "GROUP COMPANIES" means the Company and the Subsidiaries and "GROUP COMPANY" means any one of them;

     "GROUP'S CAPITAL STACK" means the leveraged capital structure employed by the Group to meet its Funds at Lloyd's requirements in respect of any Lloyd's year of account, the details of which are disclosed in the Data Room;

     "INFORMATION MEMORANDUM" means the Information Memorandum relating to the Company dated January 2007;

     "INSTITUTIONAL SELLERS" means the Sellers listed in Part 3 of Schedule 1 and each an "INSTITUTIONAL SELLER";

     "INTEREST RATE" means the rate per annum of two per cent above the base rate from time to time of Lloyds TSB Bank plc;

     "LEAKAGE" means (whether direct or indirect):

     (a) any (A) dividend or distribution declared, paid or made, whether or not in specie, by any Group Company to any shareholders of the Company including any of the Sellers or their connected persons, other than the payments referred to in sub-paragraph (j) below, or (B) investment or loan (other than season ticket loans made to employees in accordance with their employment arrangements) made, or committed to be made, by any Group Company in or to any shareholder of the Company (including any of the Sellers) or their respective connected persons (other than to another Group Company);

     (b) any payments or accruals made, or agreed to be made, by any Group Company, to (or assets transferred to or liabilities assumed, indemnified or incurred for the benefit of) any of the Sellers or their connected persons by any Group Company other than payments or accruals made, or required to be made, pursuant to the terms of commercial agreements in the ordinary course of any Group Company's trading which, for the avoidance of doubt, shall include all of the payments or accruals referred to in sub-paragraphs (k) and (l) below;

     (c) any payments or accruals made, or agreed to be made, by any Group Company to any of the Sellers or their connected persons, in respect of any share capital or other securities or debt obligations of any Group Company being issued, redeemed, purchased, repaid or prepaid, or any other return of capital;

     (d) the waiver by any Group Company of any amount owed to that Group Company by the Sellers or their connected persons, other than any of the waivers referred to in sub-paragraph (k) below;

     (e) any fees, costs or expenses incurred, paid or accrued or agreed to be incurred, paid or accrued by any Group Company of professional fees incurred in connection with this Agreement or the transactions to be entered into pursuant to this Agreement ("PROFESSIONAL FEES"); and

     (f) any payment made or agreed to be made to any pension scheme of any of the Sellers or their connected persons in excess of payments made in the ordinary course of business pursuant to that Seller's contractual entitlement to the same, but shall not include (each of the following, a "PERMITTED LEAKAGE"):

     (g) payments and accruals of salary, employer's National Insurance contributions, employee benefits and directors' fees and expenses required to be made in accordance with the existing contractual terms included in documents listed in the Data Room Index (or otherwise required by applicable law or regulation or arising from the transactions to be entered into pursuant to this Agreement);

     (h) payments, awards and allocations of bonuses and accruals of entitlements to, and discretionary amounts, which may be considered to have accrued, in respect of, any bonuses in accordance with the terms of the Staff Profit Share Plan or the Bonus Letters;

     (i) payments and accruals of expenses made to any of the Sellers in the ordinary and usual course of business;

     (j)  payments and accruals of the Accrued Preference Dividend;

     (k) payments made or accrued, or waivers granted or entitlements arising in relation to any of 1384 Capital Limited, the Shrewsbury Companies or participants in the Group's Capital Stack (including all interest and other payments on or in respect of the Group's Capital Stack) in each case required to be made in accordance with existing contractual terms of documents listed in the Data Room Index;

     (l) any management fees paid or accrued up to the date of Completion by any Group Company to Olympus or The Black Diamond Group LLC required to be made pursuant to the Management Fee Agreements (but excluding:
          (i) any pre-paid amount of such management fees to the extent that it relates to a period which is unexpired as at the date of Completion; and (ii) for the avoidance of doubt, any fees or expenses, whether payable pursuant to such agreements or otherwise, in relation to any of the transactions to be entered into pursuant to this Agreement);

     (m) the amount of L230,000 accrued in the Accounts in respect of the Vendor Due Diligence Report;

     (n) any employer's National Insurance required to be paid in relation to any acceleration of payments made under the Staff Profit Share Plan or in respect of unpaid bonuses as disclosed in the Disclosure Letter and/or the exercise of the Options by the Optionholders, as the case may be;

     (o) the cost of any directors and officers insurance and run-off insurance cover and the cost of any pension trustee liability insurance and any run-off insurance cover;

     (p)  any other Leakage which has been provided for in the Accounts; or

     (q) any payments agreed to be made or accrued or interest payments or other amounts due to any of the Sellers or their connected persons as a result of any of the matters listed in (g) to (p) above, provided that Permitted Leakage, other than waivers, may only be made in cash (and not other assets);

     "LEASES" means the leases and licence held by the Group in respect of the Properties as described in more detail in Schedule 6;

     "LLOYD'S" means the Council and Society of Lloyd's incorporated under the Lloyd's Acts 1871 to 1982 of England and Wales;

     "LOSSES" means all losses, liabilities, costs (including legal costs), charges, expenses, actions, proceedings, claims, damages and demands;

     "MANAGEMENT FEE AGREEMENTS" means the terms of an engagement letter dated 5 December 2001 from Black Diamond Group LLC to the Company, as subsequently extended by further letters, most recently a letter dated 9 February 2006 and the management fee agreement dated 25 November 2003 between Olympus Advisory Partners Inc. and the Company, in each case as disclosed in the Data Room;

     "MANAGEMENT PRESENTATIONS" means the presentations by management of the Group to the Purchaser and its advisers on 19, 20 and 21 March 2007;

     "MANAGEMENT WARRANTIES" means the Warranties set out in paragraph 2 of
     Schedule 4, and each a "MANAGEMENT WARRANTY";

     "MATERIAL ADVERSE EFFECT" means any breach as set out in paragraphs (i),
     (ii) or (iii) of the definition of Material Adverse Event (in the case of Clauses 5.1 and 5.2 and any deemed repetition at Completion of the Core Warranties occurring after the date of this Agreement and in any other case occurring at any time) which reduces the net asset value of the Group by more than US$40 million below the net asset value of the Group as stated in the Accounts, but shall not include any such breach resulting from:

     (i) events or factors affecting the insurance industry or the economy generally unless they affect the Group disproportionately in relation to other companies with similar exposures and to a material extent;

     (ii) the identity of, or facts relating uniquely to, the Purchaser; or

     (iii) any action required to be taken in order to implement any transactions contemplated by this Agreement;

     "MATERIAL ADVERSE EVENT" means any of the following:

     (i) there having been a breach by the Sellers of Clauses 5.1 or 5.2 which could reasonably have been avoided or prevented by the Sellers;

     (ii) other than the Core Warranties (to which sub-paragraph (iii) below shall apply), there having been a breach of the Warranties as at the date of this Agreement, which breach would not have arisen but for the fraud or wilful default of any of the Sellers; or

     (iii) there having been a breach of any of the Core Warranties, including a breach were any such Core Warranties deemed to be repeated at any time prior to Completion, which, in the case of the Core Warranties set out in paragraphs 2.5 and 2.6.1 of Schedule 4, could reasonably have been avoided or prevented by any of the Warrantors, and which in each case (a) (except in the case of Core Warranties 1.2 and 1.5 of Schedule 4) has a Material Adverse Effect and (b) (if capable of remedy) (and a breach of Core Warranties 2.11.1 and 2.11.2 shall be deemed not to be capable of remedy) has not been remedied within 14 days of the Purchaser giving notice to the Sellers of the occurrence of the Material Adverse Event or, if earlier, by the Earliest Completion Date (provided that the Purchaser has given such notice) (the "CURE PERIOD");

     "NET CASH CONSIDERATION" means:

     (i) in respect of a Non-Employee Seller, the amount of Non-Employee Cash Consideration set out next to his/her/its name in column (8) of
          Schedule 1 less his/her/its pro rata share (by reference to his/her/its percentage shareholding in the Company on a fully diluted basis) of the Permitted Deductions;

     (ii) in respect of an Employee Seller (other than in respect of their Option Shares to which the provisions of (iii) below shall apply), the amount of Employee Seller Cash Consideration set out next to his/her name in column (8) of Schedule 1 less his/her pro rata share (by reference to his/her percentage shareholding in the Company (excluding his/her Option Shares) on a fully diluted basis) of the Permitted Deductions; and

     (iii) in respect of an Optionholder in relation to the Employee Seller Cash Consideration payable to that Optionholder in respect of his/her Option Shares, the amount set out against his/her name in column (9) of Schedule 1 after deducting therefrom (i) the amount of that Optionholder's Exercise Price, (ii) his/her pro rata share (by reference to the percentage his/her Option Shares bears to the total share capital of the Company on a fully diluted basis) of the Permitted Deductions; and (iii) any amount required to be deducted by Talbot Underwriting Services Ltd under PAYE or in respect of employees' National Insurance, in accordance with applicable legislation in connection with the exercise of the Options of each Optionholder;

     "MINIMUM CASH AMOUNT" means, in respect of each Employee Seller, an amount equal to the following:

     (i) his/her pro rata share of the Permitted Deductions (as set out in paragraphs (ii) and/or (iii) of the definition of Net Cash Consideration in this Clause 1.1 as applicable);

     (ii) the Exercise Price (if any) payable by that Employee Seller in respect of his/her Option Shares; and

     (iii) the amount (if any) required to be deducted by Talbot Underwriting Services Ltd under PAYE or in respect of employee's National Insurance, in each case in accordance with applicable legislation in connection with any exercise by that Employee Seller of his/her Options;

     "NON-EMPLOYEE SELLER CASH CONSIDERATION" has the meaning set out in Clause 3.1.1(i);

     "NON-EMPLOYEE SELLERS" means all of the Sellers other than Employee Sellers, and each a "NON-EMPLOYEE SELLER";

     "OLYMPUS" means each of OGF III (Caymans 1), L.P., OGF IV (Caymans 1), L.P. and Olympus Executive Fund, L.P. or, where the context so requires, all of them together;

     "OPTIONHOLDERS" means the Employee Sellers who hold options over shares in the Company as at the date of this Agreement, and who will exercise those options for shares in the Company prior to, and conditional upon, Completion being those Employee Sellers listed in column (1) of Schedule 7, and each an "OPTIONHOLDER";

     "OPTIONS" means the options over the share capital of the Company held as at the date of this Agreement by the Optionholders, such Options being as listed against the names of each Optionholder in column (2) of Schedule 7 (being all of the options in existence as at the date of this Agreement under the Share Option Scheme);

     "OPTION SHARES" means the Shares received by each Optionholder on the exercise of his/her Options (all of which Options shall be exercised in full on or before Completion);

     "OPTIONS TRANSACTIONS" has the meaning given in recital (C);

     "PAYMENT INSTRUCTIONS" has the meaning set out in Clause 3.1.9(i);

     "PERMITTED DEDUCTIONS" means any professional fees or expenses which the Company has contracted to pay and which are payable by the Sellers in connection with this Agreement as approved by any two of MEA Carpenter, CNR Atkin, GAM Bonvarlet, JS Clouting or ND Wachman, provided that at least one of the approving persons must be MEA Carpenter, GAM Bonvarlet or ND Wachman;

     "PROPERTIES" means the leasehold properties, brief details of which are set out in Schedule 6 and "PROPERTY" means any one of or any part or parts of any one of them;

     "PURCHASER'S GROUP" means the Purchaser and its subsidiaries and holding company from time to time and any subsidiaries of such holding company (and, following Completion, shall include the Group Companies);

     "PURCHASER'S SOLICITORS" means Kendall Freeman of One Fetter Lane, London EC4A 1JB;

     "REGISTRATION RIGHTS AGREEMENT" means the agreement dated 24 November 2003 between (inter alia) the Company, its shareholders, Olympus, Reservoir Capital Partners L.P., Reservoir Capital Master Fund L.P. and Intermediate Capital Group PLC as disclosed in the Data Room;

     "RELEVANT REGULATOR" means each of Lloyd's, the FSA and the BMA;

     "RESERVOIR AGENT" means Reservoir Capital Group LLC;

     "RESERVOIR LETTER OF CREDIT" means the letter of credit provided by Reservoir Capital Partners, L.P., Reservoir Capital Master Fund, L.P., Reservoir Capital Master Fund II, L.P. and Reservoir Capital Investment Partners, L.P;

     "RING FENCING LETTERS" means the three letters from Lloyd's addressed to Talbot Underwriting Ltd dated 9 November 2001, 11 February 2002 and 19 November 2003 relating to past liabilities of Shrewsbury Underwriting Capital Ltd and Shrewsbury Underwriting Capital (Bermuda) Ltd;

     "SELLERS' SOLICITORS" means Linklaters LLP of One Silk Street, London EC2Y 8HQ;

     "SENIOR EMPLOYEE" means each of MEA Carpenter, CNR Atkin, ND Wachman, GAM Bonvarlet, JS Clouting, NJ Hales, GS Langford, MS Johnson, JE Skinner, JG Ross, SF Lloyd, RW Fielder, JRA Bamford, SEH Barr, G Cooke, JAJA McDonald, LE Nevill, DG Burns, JAA Colquhoun, I Fordham, JG Cutts and PJ Miller;

     "SHAREHOLDERS' AGREEMENT" means the agreement dated 25 November 2003 between the Company and its shareholders as disclosed in the Data Room;

     "SHARE CONSIDERATION" has the meaning set forth in Clause 3.1.4(i);

     "SHARE OPTION SCHEME" means the Talbot Holdings Ltd. Share Option Plan, details of which are included in the Data Room and pursuant to which options have been granted over 875,000 Common Shares and 7,462,500 Class B Common Shares;

     "SHARES" means the Common Shares, Class B Common Shares, A Preference Shares and B Preference Shares, which together will constitute the whole of the issued share capital of the Company as at the date of Completion;

     "SHREWSBURY COMPANIES" means Shrewsbury Underwriting Capital Ltd, Shrewsbury Underwriting Capital (Bermuda) Ltd and Shrewsbury Holdings Ltd;

     "SHREWSBURY TRANSACTIONS" means: (a) the sale by the Company of all of the issued share capital of Shrewsbury Holdings Limited to Rupert Atkin, Michael Carpenter, Jane Clouting and Nigel Wachman as trustees for the then existing shareholders in the Company in proportion to their then existing holdings; and (b) the subsequent sale by Shrewsbury Holdings Limited of:
     (i) (A) all of the 67,746,236 issued A common shares of $1.00 each in the capital of Shrewsbury Underwriting Capital (Bermuda) Ltd; and (B) all of the 58,006,255 issued A ordinary shares of L1.00 each in the capital of Shrewsbury Underwriting Capital Ltd to FOSPV Limited; and (ii) (A) all of the 1,357,640 issued C common shares of $0.05 each in the capital of Shrewsbury Underwriting Capital (Bermuda) Ltd; and (B) all of the 1,162,450 issued C ordinary shares of L0.05 each in the capital of Shrewsbury Underwriting Capital Ltd to Global Securitisation Services Limited, in its capacity as trustee of Great Ormond Street;

     "STAFF PROFIT SHARE PLAN" means the staff profit share plan adopted by Talbot Underwriting Ltd on 6 May 2003, as subsequently amended on 26 October 2005, 14 March 2006 and 27 April 2007, and which is disclosed in the Data Room;

     "SUBSIDIARIES" means the subsidiaries of the Company details of which are contained in Part 2 of Schedule 2;

     "SYNDICATE 1183" means the Lloyd's syndicate in respect of which Talbot Underwriting Ltd. acts as managing agent (as defined in the Underwriting Byelaw (No. 2 of 2003));

     "TALBOT 2002" means Talbot 2002 Underwriting Capital Ltd, details of which are set out in Section A of Part 2 of Schedule 2;

     "TAXATION" or "TAX" means all forms of taxation and statutory, governmental, state, federal, provincial, local, government or municipal charges, duties, imposts, deductions, liabilities to account, contributions, withholdings, liabilities and levies, including US federal excise tax and other premium tax (and any other tax whatsoever) whether of the United Kingdom, the United States, Bermuda or elsewhere in the world, and any interest, penalty, charges, fines or surcharge relating thereto whether the Company or any of the Subsidiaries is primarily liable or secondarily liable;

     "TAXATION AUTHORITY" means any taxing, government, local government, fiscal or other authority (whether within or outside the United Kingdom) competent to impose, assess, administer or collect any Taxation, including Her Majesty's Revenue & Customs (and any predecessor authority) and the United States Internal Revenue Service;

     "TAX DUE DILIGENCE REPORT" means the tax due diligence report dated 9 March 2007, together with the erratum issued on 4 May 2007, prepared by KPMG in respect of the Group;

     "TCGA" means the Taxation of Chargeable Gains Act 1992;

     "TERMINATION AGREEMENTS" means the agreements to terminate each of the Shareholders' Agreement, the Employee Shareholders' Agreement, the Management Fee Agreements and the Registration Rights Agreement, in each case in Agreed Terms;

     "TITLE AND CAPACITY WARRANTIES" means the Warranties set out in Part 1 of
     Schedule 4 and each a "TITLE AND CAPACITY WARRANTY";

     "TRUSTS" means those trusts whose assets include, or as at Completion will include, Shares and each a "TRUST";

     "TRUSTEES" means Codan and Heidi Hutter solely in their capacity as trustee of the relevant trust and each a "TRUSTEE";

     "UK GAAP" means generally accepted accounting practices and principles in the United Kingdom for non public companies;

     "US" means the United States of America;

     "US DOLLAR" or "US$" means the lawful currency of the US;

     "US GAAP" means generally accepted accounting practices and principles in the US for non public companies;

     "US SELLERS" means the Sellers listed in Part 2 of Schedule 1 and each a "US SELLER";

     "VALIDUS" means the Purchaser;

     "VALIDUS BYE-LAWS" means the bye-laws of Validus as originally adopted on December 7, 2005 and as in effect from time to time;

     "VALIDUS COMMON SHARES" means the voting common shares of the Purchaser, par value US$0.10 per share;

     "VALIDUS SECURITIES" means the Validus Common Shares to be issued to Employee Sellers as contemplated under Clause 3 of this Agreement;

     "VAT" means United Kingdom Value Added Tax;

     "VATA" means the Value Added Tax Act 1994;

     "VENDOR DUE DILIGENCE REPORT" means the vendor due diligence report dated 7 March 2007 prepared by PricewaterhouseCoopers in respect of the Group;

     "WARRANTIES" means the warranties set out in Schedule 4 and "WARRANTY" means any one of them; and

     "WARRANTORS" means MEA Carpenter, CNR Atkin, ND Wachman, GAM Bonvarlet, JS Clouting, NJ Hales, GS Langford, MS Johnson, DP Redhead and JG Ross and each a "WARRANTOR".

1.2  SUBORDINATE LEGISLATION

     References to a statutory provision include any subordinate legislation made from time to time under that provision which is in force at the date of this Agreement.

1.3  MODIFICATION ETC. OF STATUTES

     References to a statute or statutory provision include that statute or provision as from time to time modified or re-enacted or consolidated whether before or after the date of this Agreement so far as such modification, re-enactment or consolidation applies or is capable of applying to any transactions entered into in accordance with this Agreement prior to Completion and (so far as liability thereunder may exist or can arise) shall include also any past statutory provision (as from time to time modified, re-enacted or consolidated) which such provision has directly or indirectly replaced except to the extent that any statutory provision made or enacted after the date of this Agreement would create or increase a liability of any party under this Agreement.

1.4  CONNECTED PERSONS

     1.4.1 A person who is an individual shall be deemed to be connected with another individual if that person is the individual's wife or husband, or is a relative, or the wife or husband of a relative, of the individual or of the individual's wife or husband.

     1.4.2 A company is connected with another company:

          (i) if the same person has control of both, or a person has control of one and persons connected with him, or he and persons connected with him, have control of the other; or

          (ii) if a group of two or more persons has control of each company, and the groups either consist of the same persons or could be regarded as consisting of the same persons by treating (in one or more cases) a member of either group as replaced by a person with whom he is connected.

          A company is connected with another person if that person has control of it or if that person and persons connected with him together have control of it.

     1.4.3 Any two or more persons acting together to secure or exercise control of a company shall be treated in relation to that company as connected with one another and with any person acting on the directions of any of them to secure or exercise control of the company.

     1.4.4 Any general partner of any of the Institutional Sellers shall be deemed to be connected with that Institutional Seller.

     1.4.5 In this Clause 1.4:

          (i) "company" includes any body corporate or unincorporated association;

          (ii) "relative" means brother, sister, ancestor or lineal descendant;

          (iii) "control" means the exercise, or the ability to exercise or the entitlement to acquire, direct or indirect control over the company's affairs, and in particular, but without prejudice to the generality of the preceding words, the possession of or the entitlement to acquire:

               (a) the greater part of the share capital or issued share capital of the company or of the voting power in the company; or

               (b) such part of the issued share capital of the company as would, if the whole of the income of the company were in fact distributed among the participators (without regard to any rights which he/she or any other person has as a loan creditor), entitle him/her to receive the greater part of the amount so distributed; or

               (c) such rights as would, in the event of the winding-up of the company or in any other circumstances, entitle him to receive the greater part of the assets of the company which would then be available for distribution among the participators.

1.5  ACCOUNTS

     Any reference to "audited accounts" shall include, where applicable, the directors' and auditors' reports, and consolidated financial statements comprising the consolidated balance sheets of the Company and subsidiaries as of the Accounts Date and 31 December 2005, and the related consolidated statements of income/(loss) and comprehensive income/(loss), changes in shareholders' equity and cash flows for the years then ended and all accompanying notes to the consolidated financial statements, together with all documents which are or would be required by law to be annexed to that company's accounts to be laid before that company in general meeting in respect of the accounting reference period in question.

1.6  COMPANIES ACT 1985

     The words "HOLDING COMPANY" and "SUBSIDIARY" shall have the same meanings in this Agreement as their respective definitions in the Companies Act 1985.

1.7  INTERPRETATION ACT 1978

     The Interpretation Act 1978 shall apply to this Agreement in the same way as it applies to an enactment.

1.8  INCLUDING, ETC

     Any phrase introduced by the terms "INCLUDING", "INCLUDE," "IN PARTICULAR" or any similar expression shall be construed as illustrative and shall not limit the generality of the words preceding those terms nor shall any words following such terms be considered an exhaustive list.

1.9  CLAUSES, SCHEDULES ETC.

     References to this Agreement include any recitals and Schedules to it and references to Clauses and Schedules are to clauses of and schedules to this Agreement. References to paragraphs within a Schedule are to paragraphs of that Schedule.

1.10 INFORMATION

     Any reference to books, records or other information means books, records or other information in any form including paper, electronically stored data, magnetic media, film and microfilm.

1.11 HEADINGS

     Headings shall be ignored in construing this Agreement.

2    AGREEMENT TO SELL THE SHARES

2.1  SALE AND PURCHASE OF SHARES

     2.1.1 On and subject to the terms of this Agreement, on Completion:

          (i) each Seller (as to those of the Shares specified against his/her/its name in columns (3) to (7), as the case may be, of
               Schedule 1) agrees to sell or procure to be sold; and

          (ii) the Purchaser, relying on the several warranties and undertakings contained in this Agreement, agrees to purchase,

          the Shares.

     2.1.2 The Shares shall be sold with full title guarantee free from all Encumbrances and together with all rights and advantages now and hereafter attaching to them as at Completion (including the right to receive all dividends or distributions declared, made or paid on or after Completion other than any unpaid Accrued Preference Dividend).

     2.1.3 None of the parties shall be obliged to complete the acquisition or sale of the Shares unless the acquisition and sale of all of the Shares is completed simultaneously.

2.2  RIGHTS OF PRE-EMPTION

     The Sellers hereby waive irrevocably: (i) any and all rights of pre-emption over the Shares conferred either by the Byelaws or by any other document or in any other way; and (ii) any and all rights conferred by the Employee Shareholders' Agreement on the UK Steering

     Group (as defined therein) to specify the transferee of any of the Shares and any obligation imposed by that agreement on an Employee Seller to notify the UK Steering Group of his/her intention to sell the Shares in accordance with the terms of this Agreement and shall procure that on or prior to Completion any and all such rights and obligations are waived irrevocably by any other person entitled thereto.

2.3  TERMINATION OF CERTAIN EXISTING AGREEMENTS

     On Completion, the parties to each of the Shareholders' Agreement, the Employee Shareholders' Agreement, the Management Fee Agreements and the Registration Rights Agreement who are parties to this Agreement agree that the Shareholders' Agreement, the Employee Shareholders' Agreement, the Management Fee Agreements and the Registration Rights Agreement shall be terminated with effect from Completion and no party shall have any claim against the other or against any Group Company in respect thereof other than, in the case of the Management Fee Agreements, any fees and expenses accrued up to the date of Completion.

2.4 Each Seller, on behalf of itself and any person controlled by that Seller, effective upon Completion, hereby unconditionally waives any change of control or other similar right or provision or any right which it might have (whether pursuant to the FAL Providers' Agreement or otherwise) to participate in the Group's Capital Stack or otherwise to provide FAL in respect of the underwriting of Talbot 2002 in relation to the 2008 or any subsequent underwriting year of account, or to negotiate or meet with the Group Companies with respect to funding the Group's Capital Stack or otherwise providing FAL in respect of the underwriting of Talbot 2002 in relation to the 2008 or any subsequent underwriting year of account. For the avoidance of doubt, notwithstanding any other provision of this Agreement, except as specifically stated in this Clause 2.4 nothing in this Agreement will be construed or interpreted as waiving, relinquishing, restricting or limiting any rights relating to the Group's Capital Stack held by any Seller who participates in the Group's Capital Stack under the FAL Providers' Agreement, any previous FAL providers' agreement or any other relevant document.

3    CONSIDERATION

3.1  AMOUNT

     3.1.1 The deemed aggregate consideration for the purchase of the Shares under this Agreement shall be US$410,000,000.00 in cash and Validus Common Shares (the "CONSIDERATION").

          The Consideration shall be allocated and paid as follows:

          (i) with respect to the aggregate Shares owned at Completion by Non-Employee Sellers, cash consideration in the amount of US$302,999,413.64 ("NON-EMPLOYEE SELLER CASH CONSIDERATION"), to be allocated among the Non-Employee Sellers as set out in Clause
               3.1.2 below; and

          (ii) with respect to the aggregate Shares owned at Completion by Employee Sellers: (a) consideration in the amount of US$79,176,543.36 payable as set forth in Clauses 3.1.3 and 3.1.4 ("EMPLOYEE SELLER CASH CONSIDERATION"); and (b) 1,209,741 Validus Common Shares (such number of shares to be appropriately adjusted for any stock dividends, stock splits or recombinations or similar transactions after the date of this Agreement and prior to Completion) duly authorised by Validus and, upon Completion, to be allocated in accordance with Clause 3.1.5(i) and validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by holders thereof in connection with the issue thereof) and entitled to vote and participate in distributions and dividends on a pari passu basis with the Validus Common Shares then in issue, in accordance with the Validus Bye-Laws (the "BASE SHARE CONSIDERATION" and, together with the Employee Seller Cash Consideration, the "EMPLOYEE SELLER CONSIDERATION"). The Employee Seller Consideration shall be allocated among the Employee Sellers as set out in Clauses 3.1.3 to 3.1.7 below.

     3.1.2 The Non-Employee Seller Cash Consideration shall be paid by the Purchaser to the Sellers' Solicitors (to hold on trust for the Non-Employee Sellers) at Completion in accordance with Clause 6.3 by crediting the account which shall have been notified to the Purchaser in accordance with Clause 10.11. Such amount shall be allocated among the Non-Employee Sellers such that each Non-Employee Seller shall be paid his/her/its Net Cash Consideration and his/her/its pro rata amount of the Permitted Deductions shall be paid in accordance with Clause 3.1.8. Such amount shall be paid by the Sellers' Solicitors to each of the Non-Employee Sellers by crediting the account of that Non-Employee Seller which shall have been notified to the Sellers' Solicitors in accordance with Clause 10.11. For the avoidance of doubt, provided the Purchaser has delivered the aggregate Non-Employee Seller Cash Consideration to the Sellers' Solicitors in accordance with this Clause 3.1.2, the Purchaser shall be deemed to have delivered the Non-Employee Seller Cash Consideration to the Non-Employee Sellers and shall have no responsibility with respect to the allocation among the Non-Employee Sellers set out above, including the timing or method of it.

     3.1.3 Subject to any elections made by any Employee Sellers pursuant to Clause 3.1.4, the Employee Seller Cash Consideration amounts shall be paid by the Purchaser to the Sellers' Solicitors (to hold on trust for the Employee Sellers) at Completion in accordance with Clause 6.3 by crediting the account which shall have been notified to the Purchaser in accordance with Clause 10.11. Except in the case of the Option Shares to which the provisions of Clause 3.1.7 shall apply, the Employee Seller Cash Consideration shall be allocated among the Employee Sellers such that each Employee Seller shall be paid his/her Net Cash Consideration and his/her/its pro rata amount of the Permitted Deductions shall be paid in accordance with Clause 3.1.8. Such amount shall be paid by the Sellers' Solicitors to each of the Employee Sellers by crediting the account of that Employee Seller which shall have been notified to the Sellers' Solicitors in accordance with Clause 10.11. For the avoidance of doubt, provided the Purchaser has delivered the aggregate Employee Seller Cash Consideration to the Sellers' Solicitors in accordance with this Clause 3.1.3, the Purchaser shall be deemed to have delivered the Employee Seller Cash Consideration to the Employee Sellers and shall have no responsibility with respect to the allocation among the Employee Sellers set out above, including the timing or method of it.

     3.1.4

          (i) The Employee Seller Cash Consideration payable to any Employee Seller will, subject to the following proviso, be paid by the Purchaser in cash; provided however that any Employee Seller may elect, which election, once duly made in accordance with the terms hereof, shall be irrevocable (such election, being hereinafter referred to as "SHARE ELECTION") to receive (subject to the provisions of sub-paragraph (ii) below) a portion of the Employee Seller Cash Consideration payable to him/her in an amount of Validus Common Shares equal to (a) the portion of such Employee Seller Cash Consideration subject to such Share Election divided by (b) US$23.00 (such number of shares to be appropriately adjusted by the Purchaser for any stock dividends, stock splits or recombinations or similar transactions after the date of this Agreement and prior to Completion) duly authorised by Validus and, upon Completion, to be validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by holders thereof in connection with the issue thereof) and entitled to vote and participate in distributions and dividends on a pari passu basis with the Validus Common Shares then in issue, in accordance with the Validus Bye-Laws. A Share Election will only be effective if the applicable Employee Seller delivers to Validus (with a copy to the Company Secretary of the Company) a duly executed and completed Share Election Form in the form attached hereto as Schedule 11 (a "SHARE ELECTION FORM") within two weeks of the date of this Agreement. Validus Common Shares issued pursuant to this Clause 3.1.4(i) are referred to herein as "ELECTION SHARE CONSIDERATION" and, taken together with Base Share Consideration, "SHARE CONSIDERATION." For the avoidance of doubt, any Employee Seller Cash Consideration with respect to which a Share Election was not duly made in accordance with the terms hereof shall be payable in cash.

          (ii) To the extent that any Share Election made by an Employee Seller would result in the cash component of the Employee Seller Consideration payable to that Employee Seller (the "CASH COMPONENT") being less than his/her Minimum Cash Amount, his/her Share Election shall be amended and the percentage amount included in his/her Share Election Form reduced such that the amount of the Cash Component payable to that Employee Seller is not less than the Minimum Cash Amount.

     3.1.5

          (i) The Base Share Consideration shall be issued by the Purchaser to each Employee Seller as to the number of Validus Common Shares set out against his/her name in column (10) of Schedule 1 in accordance with terms set out in Clause 3.1.1(ii) and Schedule 9, including the provisions with respect to transfer restrictions, forfeiture and repurchase by Validus for nominal consideration on the terms set out in Schedule 9.

          (ii) The Election Share Consideration (if any) shall be issued by the Purchaser to each Employee Seller who has made a valid election in accordance with the terms set out in Clause 3.1.4. For the avoidance of doubt, the provisions with respect to transfer restrictions, forfeiture and repurchase by

               Validus for nominal consideration on the terms set out in
               Schedule 9 shall not apply to the Election Share Consideration.

          (iii) Notwithstanding the foregoing, Validus will pay cash in lieu of any fractional Validus Common Shares otherwise issuable to any Employee Seller as Share Consideration, at a rate of US$23.00 per whole Validus Common Share (pro rated for such fractional share).

     3.1.6

          (i) On Completion, the Purchaser shall provide each Employee Seller with a duly certified extract from the Validus share register, showing the registration of the Validus Common Shares issued to him/her as Share Consideration in the name of such Employee Seller. An issue of Validus Common Shares in accordance with Clauses 3.1.4 to 3.1.6, shall be a good discharge by the Purchaser of its obligation under this Agreement to issue the Validus Common Shares representing the Share Consideration.

          (ii) Validus Common Shares issued as Share Consideration will be subject to the Validus Bye-laws, including without limitation the restrictions on transfer contained therein, and each Employee Seller hereby agrees to execute and hereby agrees to be bound by any lock-up or similar agreement generally executed by members of management of Validus or its subsidiaries in connection with the initial public offering of common shares of Validus.

     3.1.7 Subject to any elections made by any Employee Sellers in respect of their Option Shares pursuant to Clause 3.1.4, the total aggregate amount of the Employee Seller Cash Consideration payable to the Optionholders on Completion in respect of their Option Shares shall be allocated and paid by the Sellers' Solicitors as follows:

          (i) the total amount of the Exercise Prices due from Optionholders to the Company on the issue to them of Class B Common Shares will be paid to the Company;

          (ii) such amount of the Exercise Prices due from Optionholders to the EBT on the transfer to them of the EBT Common Shares as is required to repay in full the amount outstanding under the EBT Loan as at the date of Completion shall be paid to the Company and such payment by the Sellers' Solicitors to the Company shall be good discharge to the EBT of its obligation to the Company under the EBT Loan and shall constitute full and final settlement of the same;

          (iii) subject to (ii) above, the remaining amount (if any) due from Optionholders to the EBT on the transfer to them of the EBT Common Shares shall be paid to the EBT;

          (iv) any amount required to be deducted by Talbot Underwriting Services Ltd under PAYE or in respect of employees' National Insurance in accordance with applicable legislation in connection with the exercise of the Options shall be paid to Talbot Underwriting Services Ltd;

          (v)  each Optionholder shall be paid his/her Net Cash Consideration;
               and

          (vi) each Optionholder's pro rata amount of the Permitted Deductions shall be paid in accordance with Clause 3.1.8,

          by crediting the appropriate account, in each case, which shall have been notified to the Sellers' Solicitors in accordance with Clause 10.11.

     3.1.8 Permitted Deductions shall be paid by the Sellers' Solicitors in accordance with the Payment Instructions as follows:

          (i) to the extent that such Permitted Deductions relate to professional fees and expenses which constitute Leakage, an amount equal to such Leakage, as set out in the Payment Instructions, will be paid to the Company on Completion; and

          (ii) the remaining amount of Permitted Deductions shall be paid to the relevant advisers, in the amounts set out in the Payment Instructions, by crediting the appropriate account, in each case, which shall have been notified to the Sellers' Solicitors in accordance with Clause 10.11.

     3.1.9

          (i) No later than three Business Days prior to Completion, the persons listed in Clause 10.5 shall notify the Sellers' Solicitors of the amounts payable in accordance with Clauses
               3.1.2 to 3.1.8 to each of the Non-Employee Sellers, each of the Employees Sellers, the Company, the EBT, Talbot Underwriting Services Ltd, each Optionholder and each adviser (as the case may be) (the "PAYMENT INSTRUCTIONS").

          (ii) The Sellers' Solicitors shall be entitled to rely upon the Payment Instructions and shall be under no obligation to verify the accuracy or otherwise of such instructions. For the avoidance of doubt, the Sellers' Solicitors shall have no liability to any person, and each of the Sellers and the Purchaser waives any right to bring or make any claim or otherwise to seek any recourse or compensation against or from the Sellers' Solicitors, for any payments made by the Sellers' Solicitors in accordance with the Payment Instructions and the provisions of Clauses 3.1.2 to 3.1.8.

     3.1.10 Validus hereby agrees that to the extent Validus files a registration statement on Form S-3 (or successor form) with the US Securities Exchange Commission in connection with a shelf-registration of Validus Common Shares and generally offers Validus senior management shareholders the opportunity to register a portion of their Validus Common Shares as selling shareholders in such registration statement, Validus will offer the Employee Sellers an opportunity to participate therein on substantially similar terms with respect to a portion of their Share Consideration, subject to applicable law and the Validus Bye-Laws. Notwithstanding the foregoing, Validus shall not be required to include such Validus Common Shares in such registration statement to the extent such shares are then freely tradeable without restriction under the US Securities Act of 1933, as amended, either pursuant to an exemption available with respect thereto under Rule 144(k) or Regulation S promulgated thereunder.

3.2  REDUCTION OF CONSIDERATION

     If any payment is made by any Seller to the Purchaser in respect of any claim against that Seller for any breach of any of the Warranties, the pre-Completion covenants in Clause 5 or any other provision of this Agreement (or any agreement entered into pursuant to this Agreement), the payment shall be made by way of adjustment of the Consideration paid to that Seller and the amount of the Consideration paid to that Seller shall be deemed to have been reduced by the amount of such payment.

4    CONDITIONS

4.1  CONDITIONS PRECEDENT

     4.1.1 The respective obligations of each of the parties hereto to effect Completion of this Agreement are conditional upon:

          (i) the FSA having given notice in writing in terms satisfactory to the Sellers and the Purchaser (each acting reasonably and in good faith) that the FSA approves or has no objection to the Purchaser and any other relevant member of the Purchaser's Group and any controller (within the meaning of the Financial Services and Markets Act 2000) of any of them acquiring control (within the meaning of the Financial Services and Markets Act 2000) of Talbot Underwriting Ltd and Underwriting Risk Services Ltd pursuant to this Agreement or, in the absence of such notice, the three month period within which the FSA may serve a notice of objection under those provisions having elapsed without the FSA having served any notice of objection;

          (ii) the BMA having given notice in writing in terms satisfactory to the Sellers and the Purchaser (each acting reasonably and in good faith) that the BMA approves or has no objection to the Purchaser or any other relevant member of the Purchaser's Group acquiring control of the Company, Talbot Capital Ltd and Talbot Insurance (Bermuda) Ltd pursuant to this Agreement and to becoming an indirect shareholder controller of Talbot Insurance (Bermuda) Ltd in accordance with the Bermuda Insurance Act 1978;

          (iii) Lloyd's having given notice in writing in accordance with paragraph 12 of the Membership Byelaw (No. 5 of 2005) in terms satisfactory to the Sellers and the Purchaser (each acting reasonably and in good faith) that it approves or has no objection to the Purchaser and any other relevant member of the Purchaser's Group and any controller (within the meaning of the Definitions Byelaw (No. 7 of 2005)) acquiring control (within the meaning of the Definitions Byelaw (No. 7 of 2005)) of Talbot 2002 and Talbot Underwriting Capital Ltd;

          (iv) the Franchise Board (being a board established by Lloyd's with that name) having given notice in writing in accordance with paragraph 43 of the Underwriting Byelaw (No. 2 of 2003) in terms satisfactory to the Sellers and the Purchaser (each acting reasonably and in good faith) that it approves or has no objection to the Purchaser and any other relevant member of the Purchaser's Group and any controller acquiring control ("control" and

               "controller" being within the meaning of the Definitions Byelaw (No. 7 of 2005)) of Talbot Underwriting Ltd; and

          (v) the persons mentioned in paragraph 9 of the undertaking given by Underwriting Risk Services Ltd as part of its coverholder application form having been notified of the matters required to be notified pursuant to such paragraph (including any changes to the information requested in paragraph k of Part A, Section 1 of such application form as a result of Completion).

     4.1.2 The obligation of the Purchaser to effect Completion of this Agreement is conditional upon Talbot Underwriting Ltd having received written confirmation from Lloyd's that the sale of the Shares to the Purchaser will not affect any assurance or commitment given by Lloyd's in the Ring Fencing Letters.

4.2  RESPONSIBILITY FOR SATISFACTION

     4.2.1 The parties shall use all reasonable endeavours to ensure the satisfaction of the Conditions Precedent as soon as reasonably practicable, including procuring the making of all requisite applications and notifications and using reasonable endeavours to procure the provision as promptly as possible of all such information as is requested by any Relevant Regulator in connection with the satisfaction of the Conditions Precedent. Each Party undertakes to inform the other party of all communications (whether in writing or otherwise) with any Relevant Regulator as soon as reasonably practicable and to provide such other party with copies of all documents provided to any such body.

     4.2.2 Without prejudice to Clause 4.2.1, the Sellers and the Purchaser agree that all requests and enquiries from any Relevant Regulator, government, governmental, supranational or trade agency, court or other regulatory body shall be dealt with by the Sellers and the Purchaser in consultation with each other and the Sellers and the Purchaser shall promptly co-operate with and provide all necessary information and assistance reasonably required by such regulator, government, agency, court or body upon being requested to do so by the other.

4.3  NON-SATISFACTION

     4.3.1 The Purchaser shall promptly give notice to the Sellers, and the Sellers shall promptly give notice to the Purchaser, of the satisfaction of the Conditions Precedent as soon as reasonably practicable, and in any event within five Business Days of becoming aware of the same. If the Conditions Precedent are not satisfied on or before 24 August 2007 or such other date as the Purchaser and the Sellers may agree, the Purchaser or (in the case of the Conditions Precedent contained in Clause 4.1.1 only) the Sellers may in its or their sole discretion terminate this Agreement. Where this Agreement is terminated under this Clause 4.3, no party shall have any claim against any other under it, save for fraud or any claim arising from breach of any undertaking contained in Clause 4.2, and that provision along with the provisions of Clauses 10.2, 10.3, 10.10, 10.14, 10.17 and 10.18, shall remain in full force and effect notwithstanding this Agreement having otherwise terminated.

     4.3.2 Notwithstanding the foregoing, neither the Sellers nor the Purchaser may rely, either as a basis for not consummating Completion or terminating this Agreement and abandoning the transactions contemplated hereby, on the failure of any condition set out in Clause
          4.1 to be satisfied if such failure was caused by such party's breach of any provision of this Agreement or failure to use its reasonable endeavours to consummate Completion, as required by and subject to Clause 4.2.

5    ACTIONS PENDING COMPLETION

5.1  SELLERS' GENERAL OBLIGATIONS

     Each Seller shall use all reasonable endeavours to procure that, pending Completion, subject to Clause 5.5 and save insofar as agreed in writing by the Purchaser (such agreement not to be unreasonably withheld or delayed):

     5.1.1 subject to any restrictions imposed on the Group Companies pursuant to this Clause 5 or any other obligations with which the Purchaser has requested in writing that any Group Company comply, each Group Company will carry on its business (including the management and operation of Syndicate 1183) in all material respects in the ordinary and usual course and substantially consistent with its practice in the 12 months prior to Completion, provided that this shall not prohibit any action that is required to be taken in order to effect (in accordance with the terms of this Agreement) the transactions contemplated by this Agreement;

     5.1.2 each Group Company shall not make or agree to make any payment other than normal course payments in the ordinary and usual course of business and consistent with past practice;

     5.1.3 each Group Company shall manage its working capital and maintain its accounting records in the ordinary and usual course of business and in all material respects in a manner consistent with the 12 months ended 31 December 2006;

     5.1.4 each Group Company will:

          (i) maintain in force all insurance policies normally kept in force by it for the benefit of it and/or the Group Companies (which, for the avoidance of doubt, does not include any inwards or outwards insurance or reinsurance contracts or any other insurance or reinsurance contracts entered into by Syndicate 1183 or Talbot 2002);

          (ii) will not amend any such insurance policies but, for the avoidance of doubt, the Company shall not be precluded from notifying its insurers about, and making such amendments to its directors and officers insurance cover as the directors of the Company (acting reasonably) may consider prudent in respect of, the Purchaser's forthcoming public offering of its securities or the transactions contemplated by this Agreement;

          (iii) will make all insurance claims under such policies in relation to itself and/or the Group Companies in accordance with the ordinary course of business and its previous practice of making such insurance claims; and

          (iv) will not settle any such claim below the amount claimed;

     5.1.5 each Group Company shall operate materially in accordance with all regulatory requirements (including the Lloyd's Byelaws and the regulations of the Lloyd's Franchise Board from time to time);

     5.1.6 Talbot 2002 shall not amend, terminate or waive the benefits of or permit the amendment, termination or waiver of, any agreement in relation to the Group's Capital Stack;

     5.1.7 prompt written notice is provided to the Purchaser at any time any undertaking or warranty of the Sellers or the Warrantors ceases to be accurate in any material respect (whether or not such warranty is required to be reaffirmed at any time after the date of this Agreement); and

     5.1.8 to the extent reasonably requested by the Purchaser, senior management of the Company cooperate and assist the Purchaser in obtaining waivers and consents from Lloyds TSB of any change of control or other rights arising or resulting from Completion.

5.2  RESTRICTIONS ON THE SELLERS

     Without prejudice to the generality of Clause 5.1, each Seller shall, between the date of this Agreement and Completion, use all reasonable endeavours to procure, that each Group Company shall not, except to the extent expressly set forth in this Agreement to give effect to, and to comply with, this Agreement or any other agreement to which both the Company and the Purchaser is a party, without the prior written consent of the Purchaser such consent not to be unreasonably withheld or delayed, directly or indirectly:

     5.2.1 incur or enter into any agreement or commitment involving any capital expenditure in excess of L250,000 singly or together with other capital expenditures exclusive of VAT, except as otherwise set out in the Disclosure Letter;

     5.2.2 save as permitted under Clause 5.2.1, enter into or amend any contract not in the ordinary and usual course of business and which either: (i) is not capable of being terminated by the Group Companies in their sole discretion at any time with twelve months' notice or less without compensation, penalty or premium; or (ii) involves total expenditure in excess of L150,000, taken together with all other contracts so entered into or amended;

     5.2.3 permit or cause any Leakage except Permitted Deductions which shall be repaid to the Company on Completion pursuant to Clause 3.1.8(i);

     5.2.4 in relation to any Property:

          (i)  apply for any planning permission;

          (ii) effect any change of use of such Property;

          (iii) except as disclosed in the Disclosure Letter, terminate or serve any notice to terminate, surrender or accept any surrender of or waive the terms of any lease, tenancy or licence;

          (iv) agree any new rent or fee payable under any lease, tenancy or licence, provided that no such consent shall be required in respect of any increase in rent payable in respect of any Property pursuant to a rent review in accordance with the terms of the existing lease or licence with any unconnected third party;

          (v) enter into or vary any agreement, lease, tenancy, licence or other commitment; or

          (vi) sell, convey, transfer, assign or charge any Property or grant any rights or easements over any Property or enter into any covenants affecting any Property or agree to do any of the foregoing;

     5.2.5 (i) incur any borrowings or any other indebtedness or request the issue of any letter of credit in the aggregate in excess of L100,000 all of which shall be prepayable at any time without penalty or premium; (ii) prepay any indebtedness prior to its scheduled maturity or amend the terms governing any indebtedness; (iii) otherwise pay, discharge or satisfy any claims, liabilities or obligations (whether absolute, accrued, contingent or otherwise) except (in the case of this sub-clause (iii) only but subject to the other terms of this Agreement) in the ordinary course of business consistent with previous practice;

     5.2.6 except as required by law, contemplated by the term sheets referred to in recital (D) or as disclosed in the Disclosure Letter:

          (i) make any amendment (whether to take effect prior to, on or after Completion) to the terms and conditions of employment of any Employee, consultant or officer of any Group Company (including as to remuneration, pension entitlements or other benefits) or agree to provide any gratuitous payment or benefit to any such person or any of his or her dependents; or

          (ii) terminate or take any steps to terminate the contract of employment of, or dismiss (constructively or otherwise), any Employee, consultant or officer (except in accordance with normal disciplinary procedures); or

          (iii) engage or appoint any employee with a salary of L100,000 or more per annum;

     5.2.7 discontinue or amend the Company Pension Scheme or commence to wind it up or communicate to any employee any plan, proposal or intention to amend, wind up, terminate or exercise any discretion other than in accordance with the terms of the documents governing, the Company Pension Scheme;

     5.2.8 amend the Staff Profit Share Plan or the Bonus Letters or, except as disclosed in the Disclosure Letter, communicate to any employee any plan, proposal or intention to amend, terminate or exercise any discretion, or accelerate the payment of any amount deferred or deferrable thereunder;

     5.2.9 pay, or agree to pay, or accelerate the payment of:

          (i)  any gratuitous bonus; or

          (ii) any benefits under the Company Pension Scheme, the Staff Profit Share Plan or the Bonus Letters, each as in effect on the date of this Agreement, or any other bonus arrangement other than scheduled payments as required by the terms of the documents governing such scheme, plan or bonus arrangement or other than as disclosed in the Disclosure Letter;

     5.2.10 introduce or seek to introduce any new pension scheme, profit share plan or other bonus or incentive compensation arrangements or any employee benefit plan or arrangements;

     5.2.11 other than any acquisition, disposal or investment (or any agreement to do any of the foregoing) in respect of the assets of Syndicate 1183 and alterations made to the investment portfolio containing the assets of the Group comprising the Funds at Lloyd's arrangements, in each case in accordance with the applicable investment management guidelines and investment policies and guidelines, each as in effect on the date of this Agreement and in the ordinary course of business, acquire or agree to acquire or dispose of or agree to dispose of any assets for amounts which when aggregated exceed L250,000, exclusive of VAT;

     5.2.12 amend any of the terms on which facilities or services which are material to the Group are supplied, except where required to do so in order to comply with any applicable legal or regulatory requirements or in respect of the negotiations discussed in the disclosures against paragraphs 2.5.2 and 2.21.3 of Schedule 4 in the Disclosure Letter;

     5.2.13 save as required in connection with the Options Transactions, create, allot, issue, reduce, redeem or repurchase any share or loan capital (or option to subscribe for or right to acquire the same) of any Group Company other than to another Group Company;

     5.2.14 other than as disclosed in the Disclosure Letter or any acquisition, disposal or investment (or any agreement to do any of the foregoing) in respect of the assets of Syndicate 1183 and alterations made to the investment portfolio containing the assets of the Group comprising the Funds at Lloyd's arrangements, in each case in accordance with the applicable investment management guidelines and investment policies and guidelines, each as in effect on the date of this Agreement and in the ordinary course of business, acquire or agree to acquire any share, shares or other interest in any company, partnership or other venture;

     5.2.15 other than as disclosed in the Disclosure Letter, make any change to its accounting practices or policies (except to the extent required to comply with any changes after the date of the Agreement, in UK GAAP or US GAAP as applicable) or amend its memorandum, articles of association or byelaws (as applicable) except as required by law;

     5.2.16 save for claims under inwards and outwards insurance and reinsurance policies and broker and coverholder disputes in Syndicate 1183's ordinary course of business, commence any litigation or arbitration proceedings to which a Group Company is a party which are material and/or involve a potential liability of L100,000 or more or settle any such litigation or arbitration proceedings which were commenced prior to the date of this Agreement;

     5.2.17 make any change to the nature or organisation of its business;

     5.2.18 discontinue or cease to operate all or any part of its business;

     5.2.19 materially alter, amend, vary, cancel or commute any material reinsurance arrangements to which any Group Company is a party;

     5.2.20 make or change any tax election, file an amendment to any tax return or settle or compromise any tax liability, except where required to do so in order to comply with any applicable legal or regulatory requirement;

     5.2.21 enter into any transaction with or for the benefit of any of its directors or any other person who is connected with any of its directors (within the meaning of section 839 of the Income and Corporation Taxes Act 1988) other than on normal arm's length terms;

     5.2.22 appoint new auditors;

     5.2.23 fail to deal with customer information as required by applicable law or contract or fail to maintain proprietary information consistent with, and on the same basis as, past practice;

     5.2.24 fail to keep accounting records on a basis consistent with applicable law and past practice;

     5.2.25 save for ex gratia payments arising in the ordinary course of business of Syndicate 1183, make any ex gratia payments;

     5.2.26 save as disclosed in the Disclosure Letter, change the investment managers appointed by any Group Company or alter or amend or deviate from the investment policy, guidelines or criteria of the Group Companies as in effect on the date of this Agreement;

     5.2.27 alter or amend its line structure or write any new classes of business (in each case from those disclosed in the Data Room) which would be material to the Group; or

     5.2.28 authorise any of, or agree to take or cause any of, the foregoing actions.

5.3  TERMINATION

     5.3.1 The Purchaser shall be entitled by notice in writing to the Sellers to terminate this Agreement (other than Clauses 1, 10.3,10.10,10.14,
          10.17 and 10.18) if prior to the Earliest Completion Date a Material Adverse Event has occurred and is continuing at the date such notice is served provided that the Purchaser cannot terminate this Agreement pursuant to this Clause 5.3.1 in respect of a Material Adverse Event that has a Cure Period until such period has expired without the Material Adverse Event being remedied.

     5.3.2 For the avoidance of doubt, the Purchaser's right of termination under Clause 5.3.1 shall terminate and cease to have any further effect on the Earliest Completion Date, whether or not Completion shall occur on that date.

     5.3.3 Any failure by the Purchaser to exercise its right to terminate this Agreement under this Clause 5.3 shall not constitute a waiver of any other rights of the Purchaser under this Agreement arising out of any breach of any Warranty or Clauses 5.1 or 5.2.

5.4  OTHER RELEVANT SELLERS' OBLIGATIONS PRIOR TO COMPLETION

     5.4.1 Without prejudice to the generality of Clauses 5.1 and 5.2, prior to Completion each Seller shall use reasonable endeavours to procure that the Group Companies shall:

          (i) allow the Purchaser and its agents (including legal advisers, auditors, financial advisers and actuaries), upon reasonable notice, reasonable access to, and to take copies of, the books, records and documents of or relating in whole or in part to the Group, provided that the obligations of the Sellers under this Clause 5.4.1(i) shall not extend to allowing access to information which would compromise litigation privilege or which might compromise privilege in respect of future litigation or which is reasonably regarded as confidential to the activities of the Sellers otherwise than in relation to the Group Companies ; and

          (ii) (a) maintain their respective books and records in all material respects in the same manner and with the same degree of care that such books and records have been maintained prior to the date of this Agreement and in accordance with all applicable laws and Lloyd's requirements; and (b) provide to the Purchaser, if requested, promptly after they become available, all statutory or other similar statements and reports filed with any Relevant Regulator, including all such statements and reports required by Lloyd's, and all such statements shall be prepared on a basis consistent with previous practice and in accordance with the regulations applicable thereto; and (c) allow the Purchaser to appoint an observer to attend any board meetings of any Group Company or any meetings of the audit, remuneration, independent review or investment committees of the board of any Group Company and provide at least 48 hours notice of, and the agenda relating to, the same.

     5.4.2 Prior to Completion, none of the Warrantors will knowingly and deliberately take any action which they could reasonably have avoided or prevented that would or is reasonably likely to result in any of the Warranties ceasing to be true (whether or not such Warranty is required to be reaffirmed at any time after the date of this Agreement).

5.5  NORMAL COURSE PAYMENTS

     For the avoidance of doubt, nothing in any of the foregoing provisions of this Clause 5 or any other provision of this Agreement shall restrict the ability of any Group Company (without the need to obtain the Purchaser's consent) to make payments or accruals or to accrue liabilities in the ordinary course of business as carried on at the date of this Agreement, which shall include:

     5.5.1 payments or accruals required by contract or by law or regulation in respect of the Group's Capital Stack (including all applicable interest payments);

     5.5.2 payments or accruals of the Accrued Preference Dividend;

     5.5.3 Permitted Leakage; and

     5.5.4 Permitted Deductions, and to the extent such payments constitute Leakage they shall be repaid to the Company on Completion pursuant to Clause 3.1.8(i).

5.6  RESTRICTIVE COVENANTS

     5.6.1 Each Seller which is a body corporate shall not (and undertakes to procure that no person controlled by it shall), and each Seller that is not a body corporate undertakes that he/she shall not, either directly or indirectly and either alone or in conjunction with or on behalf of any other person (whether on his/her/its own account or as a principal, partner, shareholder, director, employee, consultant, agent or in any other capacity whatsoever):

          (i) either pending or within two years after Completion, solicit, induce or endeavour to entice to leave the service or the employment of any member of the Group, any Senior Employee with whom that Seller had dealings in the 12 months prior to Completion (whether or not such Senior Employee would breach their contract of employment or engagement by reason of leaving the service of the business in which they work) provided, however, that the foregoing will not prohibit any Seller from (i) making generalised searches for employees by the use of advertisements in the media (including trade media) or by engaging search firms to engage in searches that are not targeted or focused on any Senior Employee; or (ii) hiring any person whose employment has been terminated by the Purchaser's Group or any Group Company on or after Completion; and/or

          (ii) without limitation to the provisions of this Clause 5.6 and without limitation in time, use any trade or business or domain name or e-mail address or distinctive mark, style or logo used by or in the business of any member of the Group at any time during the two years before Completion or anything intended or likely to be confused with the same, except to the extent relevant to ongoing employment with any Group Company or the Purchaser's Group.

     5.6.2 Each undertaking contained in Clause 5.6.1 shall be construed as a separate and severable undertaking and if one or more of the undertakings is held to be against the public interest or unlawful or in any way an unreasonable restraint of trade or unenforceable in whole or in part for any reason, the remaining undertakings or parts thereof, as appropriate, shall continue to bind the Sellers with such deletion or modification as may be necessary to make it valid and enforceable.

     5.6.3 The Sellers agree that the undertakings contained in Clause 5.6.1 are reasonable and are entered into for the purpose of protecting the goodwill and confidential information of the business of each Group Company and that accordingly the benefit of the undertakings in Clause
          5.6.1 may be assigned by the Purchaser and its successors in title without the consent of the Sellers.

6    COMPLETION

6.1  DATE AND PLACE

     Completion shall take place at the offices of the Sellers' Solicitors or at such other place as may reasonably be agreed between the Purchaser and the Sellers two Business Days following fulfilment of the Conditions Precedent or on such other date as may be agreed between the Purchaser and the Sellers.

6.2  OBLIGATIONS ON COMPLETION

     On Completion the Sellers and the Purchaser shall each procure that their obligations specified in Schedule 3 are fulfilled.

6.3  PAYMENT OF PRICE

     Against compliance with the foregoing provisions the Purchaser shall pay the Consideration to the Sellers in accordance with the provisions of Clause 3.1.

6.4  RIGHT TO TERMINATE

     If the foregoing provisions of this Clause 6 are not complied with in any material respect by either the Sellers or the Purchaser to the reasonable satisfaction of the other by or on the date set for Completion, the non-defaulting party shall be entitled (in addition to and without prejudice to all other rights or remedies available to it including the right to claim damages) by written notice to the defaulting party served on such date:

     6.4.1 to elect to terminate this Agreement without liability on the part of the non-defaulting party; or

     6.4.2 to effect Completion so far as practicable having regard to the defaults which have occurred; or

     6.4.3 to fix a new date for Completion (not being more than 20 Business Days after the agreed date for Completion) in which case the foregoing provisions of this Clause 6 shall apply to Completion as so deferred.

7    LEAKAGE

     7.1.1 In the event of any Leakage which constitutes a breach of Clause
          5.2.3 or the warranty set out in paragraph 2.15.3 of Schedule 4, the only person(s) who shall be liable for such breach shall be the Seller(s) who (or whose connected persons) received such Leakage and in such instance:

     (i) prior to Completion, the Purchaser may (at its election) either (a) deduct an amount equal to such Leakage received by that Seller(s) (or his/her/its connected persons) from the Consideration due to that Seller and his/her/its Net Cash Consideration shall be reduced accordingly or (b) recover such Leakage in accordance with sub-clause
          (ii) below; and

     (ii) after Completion, the Seller who received any Leakage (either directly or through his/her/its connected persons) shall pay, on demand, to the Company (or such Group Company as the Purchaser may direct) an amount of cash equal to the Leakage received by him/her/it or his/her/its connected persons.

     7.1.2 No later than two Business Days prior to Completion, there shall be delivered to the Purchaser a statement (in such form as shall be agreed between the Purchaser and the Sellers, acting reasonably) providing details of any Leakage which has occurred between the Accounts Date and the date of Completion, together with details of any payments made or to be made or costs incurred or to be incurred by any Group Company between the Accounts Date and the date of Completion under sub-paragraphs (j), (k), (l) and (o) of the definition of Permitted Leakage.

8    WARRANTIES

8.1  INCORPORATION OF SCHEDULE 4

     8.1.1 Each Seller warrants to the Purchaser in the terms set out in paragraph 1 of Schedule 4, each Warrantor warrants to the Purchaser in the terms set out in paragraph 2 of Schedule 4 and in each case subject to:

          (i)  the matters referred to in Clause 8.2;

          (ii) any matter or thing hereafter done or omitted to be done pursuant to and in accordance with this Agreement or otherwise at the request in writing or with the approval in writing of the Purchaser; and

          (iii) the limitations of liability set out in Schedule 5.

          Each Employee Seller warrants to the Purchaser in the terms set out in paragraph 3 of Schedule 4.

     8.1.2 Each Seller (as to the Warranties set out in paragraph 1 of Schedule 4 only) and Warrantor (as to the Warranties set out in paragraph 2 of
          Schedule 4) acknowledges that the Purchaser has entered into this Agreement in reliance upon the Warranties given by him/her/it. Save as expressly otherwise provided, the Warranties shall be separate and independent and shall not be limited by reference to any other paragraph of the said Schedule or by anything in this Agreement.

     8.1.3 Any statement qualified by the expression "so far as the Warrantors are aware", "to the Warrantors' knowledge, information and belief", "known to the Warrantors" or any similar expression shall be deemed to refer only to matters within the actual knowledge of the Warrantors having made due and careful enquiries of each other.

     8.1.4 Each of the Sellers agrees and undertakes that (in the absence of fraud) he/she/it has no rights against and shall not make any claim against any Employee, director, agent or officer of any Group Company on whom he/she/it may have relied or from whom he/she/it requested information or assistance in respect of giving the Warranties, preparing the Disclosure Letter or agreeing to any other term of this Agreement or any other agreement or documents entered into pursuant to this Agreement.

8.2  SELLERS' DISCLOSURES

     8.2.1

          (i) The Warranties, other than the Core Warranties, are subject to the following matters:

               (a) any matter which is fairly disclosed in this Agreement, the Disclosure Letter or in any of the documents listed in the Data Room Index; and

               (b) all matters fairly disclosed in the Due Diligence Reports. For the avoidance of doubt any disclaimers or limitations of liability included in the Due Diligence Reports will not constitute fair disclosure.

          (ii) The Core Warranties are subject only to matters fairly disclosed in the Disclosure Letter.

     8.2.2 References in the Disclosure Letter to paragraph numbers shall be to paragraph numbers in Schedule 4 to which the disclosure is most likely to relate. Such references are given for convenience only and shall not limit the effect of any of the disclosures, all of which are made against the Warranties as a whole. Information set out in the Disclosure Letter is included solely to qualify the Warranties, is not an admission of liability with respect to the matters covered by the information, is not warranted in any respect whatsoever and may not be required to be disclosed pursuant to this Agreement. The inclusion of any specific item or amount in the Disclosure Letter is not intended to imply that such item or amount (or higher or lower amounts) is or is not material, and no party shall use the fact of the inclusion of any such item or amount in the Disclosure Letter in any dispute as to whether any obligation, item, amount or matter not described therein is or is not material for the purposes of this Agreement.

     8.2.3 References to matters being "FAIRLY DISCLOSED" means to matters fairly disclosed with sufficient detail to identify the nature and scope of the same and to provide an understanding of the matters and their effects.

8.3  EFFECT OF COMPLETION

     The Warranties and, insofar as the same shall not have been performed at Completion, all other provisions of this Agreement shall not be extinguished or affected by Completion, or by any other event or matter whatsoever (including any satisfaction of the Conditions Precedent), except by a specific and duly authorised written waiver or release by the Purchaser (in the case of the Warranties) and the beneficiary of such provision (in the case of any other provision of this Agreement).

8.4  WARRANTIES BY THE PURCHASER

     The Purchaser warrants to the Sellers in the following terms:

     8.4.1 the Purchaser has the requisite corporate power and authority to enter into and perform this Agreement;

     8.4.2 this Agreement will, when executed by the Purchaser, constitute a valid and binding obligation on the Purchaser enforceable in accordance with its terms subject with respect to enforceability to the effect of bankruptcy, insolvency, reorganisation, moratorium or similar laws now or hereafter affecting the enforcement of creditors' rights generally and to the availability of equitable remedies; and

     8.4.3 except for the consents of the Relevant Regulators specified in the Conditions Precedent, no consent, approval, authorisation or order of any court or government or local agency or body or any other person is required by the Purchaser for the execution or implementation of this Agreement and compliance with the terms of this Agreement.

9    WHOLE AGREEMENT AND REMEDIES

9.1  WHOLE AGREEMENT

     This Agreement contains the whole agreement between the parties relating to the subject matter of this Agreement at the date hereof to the exclusion of any terms implied by law which may be excluded by contract and supersedes any previous written or oral agreement between the parties in relation to the matters dealt with in this Agreement.

9.2  ACKNOWLEDGEMENT

     9.2.1 The Purchaser acknowledges and agrees (in the absence of fraud or wilful default) that it has not been induced to enter into this Agreement by any representation, warranty or undertaking not expressly incorporated into this Agreement.

     9.2.2 Without prejudice to Clauses 6.4, 9.1, 9.2.1 and 10.3, the Purchaser agrees and undertakes that (in the absence of fraud) it has no rights against and shall not make any claim, in each case with respect to the terms of this Agreement and the purchase of the Shares, against any employee, director, agent, officer (other than any Seller solely in respect of his/her/its Warranties and other obligations of that Seller hereunder, but subject to the terms of this Agreement) of any Group Company or of any Seller on whom it may have relied solely in connection with its decision to enter into this Agreement and any other agreement or document entered into pursuant to this Agreement.

9.3  REMEDIES

     So far as permitted by law and except in the case of fraud or wilful default or as otherwise expressly set out in this Agreement, each party agrees and acknowledges that its only right and remedy in relation to any representation, warranty or undertaking made or given in connection with this Agreement or any other breach of this Agreement shall be for damages for breach of the terms of this Agreement against the person who breached the terms in question to the exclusion of all other rights and remedies (including those in tort or arising under statute or any right of termination or rescission). Notwithstanding the foregoing, in the event of any breach of Clauses 5.6, 10.3 or 10.9, the Purchaser shall be entitled to seek an injunction or specific performance as relevant.

9.4  REASONABLENESS OF THIS CLAUSE

     Each party to this Agreement confirms it has received independent legal advice relating to all the matters provided for in this Agreement, including the provisions of this Clause, and agrees, having considered the terms of this Clause and the Agreement as a whole, that the provisions of this Clause are fair and reasonable.

9.5  INTERPRETATION

     In Clauses 8.4, 9.1 and 9.4, "THIS AGREEMENT" includes the Disclosure Letter, the Confidentiality Agreement, and all documents entered into pursuant to this Agreement.

10   OTHER PROVISIONS

10.1 LIMITATIONS ON SELLERS' LIABILITY

     No liability shall attach to any Seller or Warrantor in respect of any claims under a Warranty or any other provision of this Agreement other than the covenants set out in Clauses 5.1, 5.2, 5.6 and 7 to the extent that a limitation set out in Schedule 5 applies. Each provision of Schedule 5 shall be read and construed without prejudice to each of the other provisions of Schedule 5.

10.2 ANNOUNCEMENTS

     No announcement or circular in connection with the existence or the subject matter of this Agreement shall be made or issued by or on behalf of the Sellers or the Purchaser without the prior written approval of the Sellers and the Purchaser (such approval not to be unreasonably withheld or delayed). This shall not affect any announcement or circular which, in the judgement of the party (acting reasonably) making the announcement or releasing the circular, is required by law or any regulatory body or the rules of any recognised stock exchange or is otherwise determined by such person (acting reasonably) to be required to be made in a registration statement filed with the Securities and Exchange Commission provided that a copy of such announcement or circular shall, after making such announcement or sending such circular, be provided to each of the people listed in Clause 10.5. For the purpose of this Clause 10.2 the press releases agreed between the parties relating to the announcement of the transaction contemplated by this Agreement shall not require any further approval.

10.3 CONFIDENTIALITY

     10.3.1 This Clause 10.3 shall be without prejudice to the Confidentiality Agreement, which agreement shall continue notwithstanding Completion. In the event of any conflict between the Confidentiality Agreement and this Clause 10.3 this Clause shall prevail.

     10.3.2 Subject to Clause 10.3.4, each of the Sellers shall treat (and procure that its connected persons treat) as confidential and not disclose or use any information received or obtained as a result of entering into this Agreement (or any agreement entered into pursuant to this Agreement) which relates to:

          (i) the provisions of this Agreement and any agreement entered into pursuant to this Agreement;

          (ii) the negotiations relating to this Agreement (and such other agreements); or

          (iii) the Purchaser's Group or any Group Company's business, financial or other affairs (including the business, financial or other affairs of the Group Companies and including, in each case, future plans and targets).

     10.3.3 Subject to Clause 10.3.4, the Purchaser shall treat (and procure that its connected persons treat) as confidential and not disclose or use any information received or obtained as a result of entering into this Agreement (or any agreement entered into pursuant to this Agreement) which relates to:

          (i) the provisions of this Agreement and any agreement entered into pursuant to this Agreement;

          (ii) the negotiations relating to this Agreement (and such other agreements); or

          (iii) any Seller's business, financial or other affairs (including future plans and targets).

     10.3.4 Neither Clause 10.3.2 nor 10.3.3 shall prohibit disclosure or use of any information if and to the extent:

          (i) the disclosure or use is, in the judgement of the party (acting reasonably) disclosing or using any such information, required by law, any regulatory body or the rules and regulations of any recognised stock exchange or is otherwise determined by such person acting reasonably to be required or needed to be made in a registration statement filed with the Securities and Exchange Commission or is required or needed in connection with discussions with any rating or similar agency;

          (ii) the disclosure or use is required to vest the full benefit of this Agreement in any of the Sellers or the Purchaser, as the case may be;

          (iii) the disclosure or use is required for the purpose of any judicial proceedings arising out of this Agreement or any other agreement entered into under or pursuant to this Agreement or the disclosure is reasonably required to be made to a Taxation Authority in connection with the Taxation affairs of the disclosing party;

          (iv) the disclosure is made to professional advisers of the Purchaser or any of the Sellers on terms that such professional advisers undertake to comply with the provisions of Clause 10.3.2 or
               10.3.3 in respect of such information as if they were a party to this Agreement;

          (v) the disclosure is made by the Purchaser to its directors, shareholders or capital providers;

          (vi) the disclosure is made by any Institutional Seller to:

               (a) any general partner, limited partner, trustee, nominee or manager of, any Institutional Seller or to any group undertaking of any Institutional Seller, or any investor or potential investor in any of them; or

               (b)  any employee or officer of any Institutional Seller;

          (vii) the information is or becomes publicly available (other than by breach of the Confidentiality Agreement or of this Agreement);

          (viii) the other party has given prior written approval to the disclosure or use; or

          (ix) the information is independently developed after Completion,

          provided that prior to disclosure or use of any information pursuant to Clause 10.3.4(i) or (iii) (except in the case of disclosure to a Taxation Authority or a registration statement or other filing filed with the Securities and Exchange Commission or a disclosure to any stock exchange, rating or similar agency or capital provider), the party concerned shall promptly notify the other party of such requirement with a view to providing the other party with a reasonable opportunity to agree the content of such disclosure or use. In relation to a registration statement or other filing filed with the Securities and Exchange Commission or a disclosure to any stock exchange, rating or similar agency or capital provider, a copy of such statement or other filing shall, after filing or making such statement or other filing, be provided to each of the people listed in Clause 10.5.

10.4 SUCCESSORS AND ASSIGNS

     10.4.1 Subject to Clause 10.4.2, this Agreement is personal to the parties to it. Accordingly, neither the Purchaser nor the Sellers may assign, hold on trust or otherwise transfer the benefit of all or any of the other's obligations under this Agreement, or any benefit arising under or out of this Agreement nor shall the Purchaser be entitled to make any claim against the Sellers in respect of any loss which it does not suffer in its own capacity as beneficial owner of the Shares except as contemplated by Clause 10.4.2.

     10.4.2 Subject to Clause 10.4.3 and except as otherwise expressly provided in this Agreement, either the Sellers or the Purchaser may, without the consent of the other, assign to a connected company the benefit of all or any of the other party's obligations under this Agreement, provided, however, that such assignment shall not be absolute but shall be expressed to have effect only for so long as the assignee remains a connected company and that immediately before ceasing to be a connected company, the assignee shall assign the benefit to a connected company of the party concerned. For the purposes of this sub-clause a connected company is a company which is a subsidiary of the party concerned or which is a holding company of such party or a subsidiary of such holding company.

     10.4.3 In no circumstances shall the liability of a party under this Agreement to an assignee be greater than it would have been in if no assignment had been made.

10.5 ACTION BY THE SELLERS

     Where this Agreement or any other documents, agreements or arrangements contemplated hereby or delivered in connection herewith provides or requires consent, approval or agreement to be obtained from the Sellers (or any relevant group of them), such provision or requirement will be satisfied by obtaining the approval and agreement of the following people:

     10.5.1 MEA Carpenter and CNR Atkin jointly in respect of the Employee Sellers, PC Churchill, DK Newbigging, DP Redhead, the Ashdown Trust, the Dynevor Trust and the Rams Hill Trust;

     10.5.2 Heidi Hutter in respect of the Non-Employee Sellers holding Common Shares;

     10.5.3 Jim Quinn in respect of the Non-Employee Sellers holding A Preference Shares (other than those referred to in Clause 10.5.1); and

     10.5.4 Craig Huff in respect of the Non-Employee Sellers holding B Preference Shares,

     and all of the parties to this Agreement shall be entitled to rely on any consent, approval or agreement of the people listed in 10.5.1 to 10.5.4 above as the consent, approval or agreement of all of the Employee Sellers and/or Non-Employee Sellers, as the case may be, (or any relevant group of them) for the purposes of this Agreement without further enquiry.

10.6 THIRD PARTY RIGHTS

     A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

10.7 VARIATION

     No variation of this Agreement shall be effective unless in writing and signed by or on behalf of each of the Purchaser and the Sellers. Any amendment to this Agreement which disproportionately affects any one or more of the Sellers shall require the specific consent of such Seller(s).

10.8 TIME OF THE ESSENCE

     Time shall be of the essence of this Agreement both as regards any dates and periods mentioned and as regards any dates and periods which may be substituted for them in accordance with this Agreement or by agreement in writing between the parties.

10.9 FURTHER ASSURANCE

     At any time after the date of this Agreement, each Seller shall and shall use all reasonable endeavours to procure that any necessary third party shall execute such documents and do such acts and things as the Purchaser may reasonably require for the purpose of vesting title to the Shares in the Purchaser.

10.10 COSTS

     Except for the amount referred to in sub-paragraph (m) of the definition of Leakage in Clause 1.1, the Sellers (and, for the avoidance of doubt, not any Group Company) shall bear all costs incurred by them in connection with the preparation negotiation and entering into this Agreement and the sale of the Shares, including the preparation of the Due Diligence Reports. The Purchaser shall bear all such costs incurred by it.

10.11 METHOD OF PAYMENT

     Wherever in this Agreement provision is made for the payment by one party to the other, such payment shall be effected by crediting for same day value the account specified by the payee to the payer reasonably in advance and in sufficient detail (including name, account number, sort code and account location) to enable payment by telegraphic or other electronic means to be effected on or before the due date for payment.

10.12 STAMP DUTY, FEES AND TAXES

     The Purchaser shall bear the cost of all UK, Bermuda, US and Cayman Island stamp duty and registration and transfer taxes payable as a result of the acquisition by the Purchaser of the Shares.

10.13 INTEREST

     If any Seller or the Purchaser defaults in the payment when due of any sum payable under this Agreement (howsoever determined), the liability of the relevant Seller or the Purchaser (as the case may be) shall be increased to include interest on such sum from the date when such payment is due until the date of actual payment (as well after as before judgment) at the Interest Rate. Such interest shall accrue from day to day.

10.14 NOTICES

     10.14.1 Any notice, claim or demand in connection with this Agreement shall be in writing in English (a "NOTICE") and shall be sufficiently given or served if delivered or sent:

In the case of any of the Sellers:   To the address shown next to their name in
                                     Schedule 1 provided that, for the purposes
                                     of Clauses 5.3, 10.2 and 10.3.4 only,
                                     delivery by the Purchaser of any such
                                     notice, claim or demand to the people
                                     listed in 10.5.1 to 10.5.4 above at their
                                     respective addresses shall be deemed to be
                                     delivery of such notice, claim or demand to
                                     all Employee Sellers and/or Non Employee
                                     Sellers, as the case may be, (or any
                                     relevant group of them) for the purposes of
                                     this Agreement

In the case of the Purchaser:        Validus Holdings, Ltd.
                                     19 Par-La-Ville Road
                                     Hamilton HM11 Bermuda,
                                     Attention: Chief Financial Officer and
                                                General Counsel
                                     (Facsimile: (441) 278-9090)

                                     with copies to:

                                     Kendall Freeman
                                     One Fetter Lane
                                     London EC4A 1JB
                                     Attention: Richard Spiller and
                                                Ashwani Kochhar
                                     Reference: RXS/AKK/01143617
                                     (Facsimile: +44 (0)20 7353 7377)

                                     Cahill Gordon & Reindel LLP
                                     80 Pine St.
                                     New York, New York 10005
                                     Attention: Michael A. Becker, Esq. and
                                                Christopher T. Cox, Esq.
                                     (Facsimile: (212) 269-5420)

          or (in any of the above cases) to such other address or fax number in the United Kingdom as the relevant party may have notified to the other in accordance with this Clause.

     10.14.2 Any Notice may be delivered by hand or sent by fax or prepaid post (first class in the case of service in the United Kingdom and airmail in the case of international service). Notices may not be sent by email. Without prejudice to the foregoing, any Notice shall conclusively be deemed to have been received on the next working day in the place to which it is sent, if sent by fax (provided no notice of non-delivery or non-receipt has been received by the sender), or 48 hours from the time of posting (if sent by first class post to an address in the United Kingdom) or 96 hours from the time of posting (if sent by post to an address outside of the United Kingdom), or at the time of delivery, if delivered by hand.

10.15 INVALIDITY

     If any term in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, under any enactment or rule of law, such term or part shall to that extent be deemed not to form part of this Agreement, but the legality, validity or enforceability of the remainder of this Agreement shall not be affected.

10.16 COUNTERPARTS

     This Agreement may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any party may enter into this Agreement by executing any such counterpart.

10.17 GOVERNING LAW AND SUBMISSION TO JURISDICTION

     10.17.1 This Agreement and the documents to be entered into pursuant to it shall be governed by and construed in accordance with English law.

     10.17.2 All the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and the documents to be entered into pursuant to it. All the parties irrevocably submit to the jurisdiction of such courts and waive any objection to proceedings in any such court on the ground of venue or on the ground that proceedings have been brought in an inconvenient forum.

10.18 APPOINTMENT OF PROCESS AGENT

     10.18.1 Each of OGF III (Caymans 1), L.P., OGF IV (Caymans 1), L.P. and Olympus Executive Fund, L.P. irrevocably appoints Hackwood Secretaries Limited at its registered office for the time being, (being at the date hereof at One Silk Street, London EC2Y 8HQ) as its agent to accept service of process in England and Wales in any legal action or proceedings arising out of or in connection with this Agreement, service upon which shall be deemed completed whether or not forwarded to or received by the other parties.

     10.18.2 Each of Reservoir Capital Partners and Reservoir Master Fund irrevocably appoints Ashurst (attention Mark Vickers/Shawn Er) of Broadwalk House, 5 Appold Street, London EC2A 2HA as its agent to accept service of process in England and Wales in any legal action or proceedings arising out of or in connection with this Agreement, service upon whom shall be deemed completed whether or not forwarded to or received by the other parties.

     10.18.3 Each of the US Sellers irrevocably appoints Reed Smith Richards Butler LLP of Minerva House, 5 Montague Close, London SE1 9BB or any successor firm as his/her/its agent to accept service of process in England and Wales in any legal action or proceedings arising out of or in connection with this Agreement, service upon which shall be deemed completed whether or not forwarded to or received by the other parties.

     10.18.4 Intermediate Capital GP Limited irrevocably appoints Intermediate Capital Investments Limited at its registered office for the time being, (being at the date hereof at 20 Old Broad Street, London EC2N
          1DP) as its agent to accept service of process in England and Wales in any legal action or proceedings arising out of or in connection with this Agreement, service upon which shall be deemed completed whether or not forwarded to or received by the other parties.

     10.18.5 Codan irrevocably appoints Hackwood Secretaries Limited at its registered office for the time being, (being at the date hereof at One Silk Street, London EC2Y 8HQ) as its agent to accept service of process in England and Wales in any legal action or proceedings arising out of or in connection with this Agreement, service upon whom shall be deemed completed whether or not forwarded to or received by the other parties.

     10.18.6 The Purchaser hereby irrevocably appoints Fetter Secretaries Limited of One Fetter Lane, London EC4A 1JB as its agent to accept service of process in England in any legal action or proceedings arising out of this Agreement, service upon whom shall be deemed completed whether or not forwarded to or received by the Purchaser.

     10.18.7 Each party that has a process agent appointed agrees to inform the other parties, in writing, of any change in the address of such process agent within 28 days.

     10.18.8 If such process agent ceases to be able to act as such or to have an address in England, each of the parties irrevocably agrees to appoint a new process agent in England acceptable to the other parties and to deliver to the other parties within 14 days a copy of a written acceptance of appointment by the process agent.

     10.18.9 Nothing in this Agreement shall affect the right to serve process in any other manner permitted by law or the right to bring proceedings in any other jurisdiction for the purposes of the enforcement or execution of any judgement or other settlement in any other courts.

10.19 SHARE AWARDS

     Validus undertakes to the Employee Sellers to comply with the terms set out in Annex A of its offer letter dated 18 April 2007 in respect of the issue of US$15,000,000.00 of Validus Common Shares to Employees in accordance with the terms of that Annex A (subject to such amendments as may be agreed between Validus and the Employee Sellers) (the "SHARE AWARDS"). The allocations of Share Awards that have already been provided for in the term sheets referred to in Recital (D) shall form part of the US$15,000,000.00 of Validus Common Shares referred to above.

IN WITNESS whereof this Agreement has been duly executed.


SIGNED by VALIDUS HOLDINGS, LTD.:   )
                                    )
                                    )
                                    )


SIGNED by MEA CARPENTER:            )
                                    )
                                    )
                                    )


SIGNED by CNR ATKIN:                )
                                    )
                                    )
                                    )


SIGNED by ND WACHMAN:               )
                                    )
                                    )
                                    )


SIGNED by GAM BONVARLET:            )
                                    )
                                    )
                                    )


SIGNED by NJ HALES:                 )
                                    )
                                    )
                                    )


SIGNED by MS JOHNSON:               )
                                    )
                                    )
                                    )

SIGNED by JS CLOUTING:              )
                                    )
                                    )
                                    )


SIGNED by JG ROSS:                  )
                                    )
                                    )
                                    )

SIGNED by RI FAULKNER:              )
                                    )
                                    )
                                    )


SIGNED by MEA Carpenter as          )
attorney for the following: WM      )
ABSOLOM, M APICELLA, J BAMFORD,     )
SEH BARR, JP BOSWORTH, RM           )
BOULTWOOD, DG BURNS, S CALLAGHAN,   )
JG CUTTS, PJ DANIEL, KF DOWNEY,     )
TM EDWARDS, PC FERGUSON, A FOORD,   )
TM FRENCH, P FURLONG, N HASSAM, S   )
HOUSE, D HUGHES, A KEOGAN, SF       )
LLOYD, M LUCAS PJ MILLER, SJ        )
MORRITT, AP OAKLEY, N PATEL, DI     )
WATSON, A WEST, LJ WILEY AND JC     )
WILLIAMS                            )


SIGNED by C.N. Rupert Atkin as      )
attorney for the following: M       )
ALCOTT, R BEAN, G COOKE, J          )
COURTNEY, JD EWINGTON, RW           )
FIELDER, SA FORBES, CJ GRANT, R     )
HARRIS, C KOSTIS, JAJA MCDONALD,    )
M PERRY, JE SKINNER, S TEBBUTT      )
AND DK NEWBIGGING                   )


SIGNED by RI Faulkner as attorney   )
for the following: G LANGFORD, LE   )
NEVILL, PC CHURCHILL                )
AND DARREN REDHEAD                  )

SIGNED by Peter AS Pearman on       )
behalf of Codan Trust Company       )
Limited in its capacity as          )
trustee of the ASHDOWN TRUST        )
(BEING A TRUST OF CNR ATKIN &       )
FAMILY)                             )


SIGNED by Peter AS Pearman on       )
behalf of Codan Trust Company       )
Limited in its capacity as          )
trustee of the DYNEVOR TRUST        )
(BEING A TRUST OF MEA CARPENTER &   )
FAMILY)                             )


SIGNED by Peter AS Pearman on       )
behalf of Codan Trust Company       )
Limited in its capacity as          )
trustee of the RAMS HILL TRUST      )
(BEING A TRUST OF JE SKINNER &      )
FAMILY)                             )

SIGNED by HE HUTTER                 )
                                    )
                                    )
                                    )


SIGNED by HE HUTTER                 )
in her capacity as trustee of       )
HE HUTTER IRREVOCABLE TRUST 1       )
                                    )


SIGNED by HE HUTTER                 )
in her capacity as trustee of HE    )
HUTTER IRREVOCABLE TRUST 2          )
                                    )


SIGNED by J SLATTERY                )
                                    )
                                    )
                                    )


SIGNED by J SLATTERY ON BEHALF OF   )
JPS & CO. LLC                       )
                                    )


SIGNED by BP REICH                  )
                                    )
                                    )
                                    )


SIGNED by JA NOVIK                  )
                                    )
                                    )
                                    )


SIGNED by EF LEMIEUX                )
                                    )
                                    )
                                    )

SIGNED by DJ GROSS                  )
                                    )
                                    )
                                    )


SIGNED by Andrew Lerner on behalf   )
of INTER ATLANTIC ADVISERS LTD,     )
the general partner of              )
INTER-ATLANTIC FUND, LP.            )

SIGNED by James J. Quinn on         )
behalf of OGF III (Caymans) Ltd,    )
a general partner, on behalf of     )
OGF III (CAYMANS 1), L.P.           )


SIGNED by James J. Quinn on         )
behalf of OGF IV (Caymans Ltd), a   )
general partner, on behalf of OGF   )
IV (CAYMANS 1), L.P.                )


SIGNED by James A. Conroy, acting   )
by JAC, L.L.C. on behalf of OEF,    )
L.P., a general partner, on         )
behalf of OLYMPUS EXECUTIVE FUND,   )
L.P.                                )

SIGNED by Craig Huff being a        )
person who in accordance with the   )
law of Delaware, United States of   )
America is acting under the         )
authority of Reservoir Capital      )
Group, L.L.C. as general partner    )
of RESERVOIR CAPITAL PARTNERS,      )
L.P. AND RCP GP, LLC AS GENERAL     )
PARTNER OF RESERVOIR CAPITAL        )
MASTER FUND, L.P.                   )

SIGNED by MEA Carpenter as          )
attorney for INTERMEDIATE CAPITAL   )
GP LIMITED                          )
                                    )


SIGNED by MEA Carpenter as          )
attorney for INTERMEDIATE CAPITAL   )
INVESTMENTS LIMITED                 )
                                    )

                                   Schedule 1
                    Particulars of Sellers, Shares Sold etc.
Part 1 - Employee Sellers
                                     Shares

--------------------------------------------------------------------------------------------------------------------------------
                                  1                                               2

                           NAME OF SHAREHOLDER                            SHAREHOLDER ADDRESS
---------------------------------------------------------------------------------------------------------------------------------
WM Absolom                                               113 Kensington Road, Southend of Sea, Essex, SS1 2SY

M Alcott                                                 Croft House, 30 Halstead Road, Earls Colne, Colchester, Essex CO6 2NG

M Apicella                                               88 Rayleigh Road, Eastwood, Leigh on Sea, Essex, SS9 5UX

CNR Atkin                                                Shepherds Gate, Colemans Hatch, Hartfield, East Sussex, TN7 4HF

Codan Trust Company Limited as trustee of the Ashdown
Trust (being a trust of CNR Atkin & family)              Richmond House, 12 Par le Ville Road, Hamilton, Bermuda

J Bamford                                                20 Granard Road, London SW12 8UL

SEH Barr                                                 Hammonds Farm, Hemps Green, Fordham, Colchester, Essex, CO6 3LS

R Bean                                                   42 St John's Road, Westcliffe on Sea, Essex SS0 7JZ

G Bonvarlet                                              11 Acfold Road, London SW6 2AJ

JP Bosworth                                              Hillcroft, Heaverham Road, Kemsing, Kent, TN15 6NE

RM Boultwood                                             Tower House, 229 Ongar Road, Writtle, Chelmsford, Essex, CM1 3NS

D Burns                                                  46 Leamington Road, Harold Hill, Essex, RM3 9TT

S Callaghan                                              14 St Barnabas Court, Cambridge, CB1 2BZ

MEA Carpenter                                            14 Dynevor Road, Richmond, Surrey TW10 6PF

Codan Trust Company Limited as trustee of the Dynevor
Trust (being a trust of MEA Carpenter & family)          Richmond House, 12 Par le Ville Road, Hamilton, Bermuda

PC Churchill                                             4 Woodpeckers Park Road, Winchester, Hants, SO23 7BQ

JS Clouting                                              19 Prusom's Island, 135 Wapping High St, London E1W 3NH

G Cooke                                                  5 The Bridle Path, East Ewell, Epsom, Surrey, KT17 3EE

J Courtney                                               13 Riverside Drive, Earlsfield, London SW18 4UR

JG Cutts                                                 45 Kenneth Road, Benfleet, Essex, SS7 3AU

P Daniel                                                 27 Junction Road, South Croydon, CR2 6RB

KP Downey                                                57 Bailey Road, Leigh on Sea, Essex, SS9 3PJ

TM Edwards                                               6 Ives Road, Bengeo, Herts, SG14 3AU

JD Ewington                                              26b London Fields Eastside, London E8 3SA

RI Faulkner                                              60 Christchurch Road, Tring, Herts, HP23 4EJ

PC Ferguson                                              151 Pump Lane, Rainham, Gillingham, Kent, ME8 7AP

RW Fielder                                               80 Copers Cope Road, Beckenham, Kent, BR3 1RJ

A Foord                                                  171 Melrose Avenue, Willesden Green, London NW2 4NA

S Forbes                                                 Marley, 128 St Stephens Road, Canterbury, Kent, CT2 7JS


------------------------------------------------------------------------------------------------------------
                                       1                   3        4          5          6            7

                                                                    A          B                    CLASS B
                                                         COMMON PREFERENCE PREFERENCE EBT COMMON    COMMON
                           NAME OF SHAREHOLDER           SHARES   SHARES     SHARES     SHARES      SHARES
------------------------------------------------------------------------------------------------------------
WM Absolom                                              125,000

M Alcott                                                                               75,000       75,000

M Apicella                                                                                          50,000

CNR Atkin                                             5,000,000                                  1,250,000

Codan Trust Company Limited as trustee of the Ashdown
Trust (being a trust of CNR Atkin & family)                       502,000

J Bamford                                                                             100,000      150,000

SEH Barr                                                500,000

R Bean                                                                                100,000      100,000

G Bonvarlet                                                       317,000                        1,750,000

JP Bosworth                                             125,000

RM Boultwood                                            125,000

D Burns                                                                                            150,000

S Callaghan                                                                                         62,500

MEA Carpenter                                         5,000,000                                    500,000

Codan Trust Company Limited as trustee of the Dynevor
Trust (being a trust of MEA Carpenter & family)                   502,000

PC Churchill                                            625,000

JS Clouting                                           1,500,000

G Cooke                                                 500,000

J Courtney                                                                                          50,000

JG Cutts                                                125,000                       125,000

P Daniel                                                125,000

KP Downey                                               125,000

TM Edwards                                              250,000

JD Ewington                                             125,000                        75,000

RI Faulkner                                             125,000

PC Ferguson                                             125,000

RW Fielder                                              500,000

A Foord                                                                               125,000

S Forbes                                                                                           125,000

----------------------------------------------------------------------------------------------------------------------
                                    1                           8                                9

                                                      EMPLOYEE SELLER CASH    EMPLOYEE SELLER CASH CONSIDERATION (EBT
                                                      CONSIDERATION (COMMON             COMMON SHARES AND
                                                       SHARES, A PREFERENCE                CLASS B COMMON
                                                      SHARES AND B PREFERENCE           SHARES OF EXERCISE OF
                           NAME OF SHAREHOLDER               SHARES)                         OPTIONS)
----------------------------------------------------------------------------------------------------------------------
WM Absolom                                                $261,885.16                              $0.00

M Alcott                                                        $0.00                        $406,597.99

M Apicella                                                      $0.00                        $135,532.66

CNR Atkin                                               $9,949,465.26                      $3,388,247.57

Codan Trust Company Limited as trustee of the Ashdown
Trust (being a trust of CNR Atkin & family)             $1,577,581.81                              $0.00

J Bamford                                                       $0.00                        $677,663.31

SEH Barr                                                $1,047,540.63                              $0.00

R Bean                                                          $0.00                        $542,130.65

G Bonvarlet                                               $996,202.06                      $4,743,551.19

JP Bosworth                                               $261,885.16                              $0.00

RM Boultwood                                              $261,885.16                              $0.00

D Burns                                                         $0.00                        $406,597.99

S Callaghan                                                     $0.00                        $177,460.08

MEA Carpenter                                           $9,949,465.26                      $1,355,303.63

Codan Trust Company Limited as trustee of the Dynevor
Trust (being a trust of MEA Carpenter & family)         $1,577,581.81                              $0.00

PC Churchill                                            $1,964,120.78                              $0.00

JS Clouting                                             $3,142,598.88                              $0.00

G Cooke                                                 $1,047,540.63                              $0.00

J Courtney                                                      $0.00                        $135,532.66

JG Cutts                                                  $261,885.16                        $338,843.16

P Daniel                                                  $261,885.16                              $0.00

KP Downey                                                 $261,885.16                              $0.00

TM Edwards                                                $523,770.31                              $0.00

JD Ewington                                               $261,885.16                        $203,310.49

RI Faulkner                                               $261,885.16                              $0.00

PC Ferguson                                               $261,885.16                              $0.00

RW Fielder                                              $1,047,540.63                              $0.00

A Foord                                                         $0.00                        $338,843.16

S Forbes                                                        $0.00                        $330,333.16

--------------------------------------------------------------------------
                                  1                            10

                                                        SHARE CONSIDERATION
                                                       (NUMBER OF VALIDUS
                           NAME OF SHAREHOLDER           COMMON SHARES)
---------------------------------------------------------------------------
WM Absolom                                                   5,693

M Alcott                                                     2,817

M Apicella                                                     939

CNR Atkin                                                  274,065

Codan Trust Company Limited as trustee of the Ashdown
Trust (being a trust of CNR Atkin & family)                      0

J Bamford                                                    4,695

SEH Barr                                                    22,772

R Bean                                                       3,756

G Bonvarlet                                                 32,869

JP Bosworth                                                  5,693

RM Boultwood                                                 5,693

D Burns                                                      2,817

S Callaghan                                                    824

MEA Carpenter                                              259,978

Codan Trust Company Limited as trustee of the Dynevor
Trust (being a trust of MEA Carpenter & family)                  0

PC Churchill                                                     0

JS Clouting                                                 68,317

G Cooke                                                     22,772

J Courtney                                                     939

JG Cutts                                                     8,040

P Daniel                                                     5,693

KP Downey                                                    5,693

TM Edwards                                                  11,386

JD Ewington                                                  7,101

RI Faulkner                                                  5,693

PC Ferguson                                                  5,693

RW Fielder                                                  22,772

A Foord                                                      2,347

S Forbes                                                     2,717

--------------------------------------------------------------------------------------------------------------------------------
                                 1                                                2

                           NAME OF SHAREHOLDER                            SHAREHOLDER ADDRESS
---------------------------------------------------------------------------------------------------------------------------------
TM French                                                 Columba, The Street, Wormshall, Sittingbourne, Kent, ME9 0TU

P Furlong                                                 1 D'Arcy Road, North Cheam, Surrey, SM3 8NH

CJ Grant                                                  115 Westfields Avenue, Barnes, London, SW13 0AY

NJ Hales                                                  Coldhams Fee, Draycott Rise, Palgrave, Diss, Norfolk IP22 1AJ

R Harris                                                  10 Rectory Close, Guildford, Surrey, GU4 7AR

N Hassam                                                  2 Ladygrove, Pixton Way, Croydon, CR0 9LR

S House                                                   3 The Maltings, Oxted, Surrey, RH8 9DZ

D Hughes                                                  Flat 23, 11 Kidbrooke Grove, Blackheath, London SE3 0PP

MS Johnson                                                Holmbury, South View Road, Wadhurst, East Sussex TN5 6TN

A Keogan                                                  289 Perrysfiled Road, Cheshunt, Waltham Cross, Herts, EN8 0TP

C Kostis                                                  72 Palace Gates Road, London, N22 7BL
G Langford                                                Kingsholm, Hedgerow Walk, Cheshunt, Herts EN8 9DT

S Lloyd                                                   35 Lewes Road, Haywards Heath, West Sussex, RH17 7SY

M Lucas                                                   138 Tilkey Road, Coggeshall, Colchester, Essex, CO6 1QN

JAJA McDonald                                             May Stables, Park Farm, Queen Street, Paddock Wood, Kent, TN12 6NS

P Miller                                                  Hawthorns, Ulley Road, Kennington, Ashford, Kent, TN24 9HX

SJ Morritt                                                20 Southborough Road, Surbiton, KT6 6JN

D Newbigging                                              119 Old Church Street, London SW3 6EA

AP Oakley                                                 112 Wingletye Lane, Hornchurch, Essex, RM11 3AU

N Patel                                                   13 Coppice Way, South Woodford, London, E18 2DU

LE Patterson                                              Beech Corner, 21 Cayton Road, Netherene on the Hill, Surrey, CR5 1LT

M Perry                                                   174 Great George, Lee Chapel South, Basildon, Essex, SS16 5DF

DP Redhead                                                31A Forest View, North Chingford, London, E4 7AU

JG Ross                                                   Beechy Lees, Row Dow, Otford, Sevenoaks, Kent TN14 5RY

JE Skinner                                                Rams Hill, Maidstone Road, Horsmonden, Kent, TN12 8DB

Codan Trust Company Limited as trustee of Rams Hill
Trust (being a trust of JE Skinner & family)              Richmond House, 12 Par le Ville Road, Hamilton, Bermuda

S Tebbutt                                                 123 Thomas More Street, Hermitage Waterside, Wapping, London E1W 1YD

ND Wachman                                                71 Brodrick Road, London SW17 7DX

DI Watson                                                 35 Ditton Road, Surbiton, Surrey, KT6 6RE

A West                                                    85 Powers Hall End, Witham, Essex, CM8 1NH

LJ Wiley                                                  138 London Road, Abridge, Romford, Essex, RM4 1XX

JC Williams                                               26A Quinton Street, London, SW18 3QS


--------------------------------------------------------------------------------------------------------------
                                   1                      3        4          5          6            7

                                                                   A          B                    CLASS B
                                                        COMMON PREFERENCE PREFERENCE EBT COMMON    COMMON
                           NAME OF SHAREHOLDER          SHARES   SHARES     SHARES     SHARES      SHARES
---------------------------------------------------------------------------------------------------------------
TM French                                              125,000

P Furlong                                                                                       62,500

CJ Grant                                               500,000

NJ Hales                                               625,000

R Harris                                                                                        62,500

N Hassam                                                                                        62,500

S House                                                                                         62,500

D Hughes                                                                                        87,500

MS Johnson                                           1,000,000

A Keogan                                                                                        62,500

C Kostis                                               125,000

G Langford                                                                                     500,000

S Lloyd                                                                                        625,000

M Lucas                                                                                         62,500

JAJA McDonald                                          500,000

P Miller                                               250,000                                  250,000

SJ Morritt                                             125,000

D Newbigging                                                                                    500,000

AP Oakley                                              125,000

N Patel                                                125,000

LE Patterson                                           125,000                         75,000

M Perry                                                                                         125,000

DP Redhead                                           1,500,000

JG Ross                                                625,000                        125,000   500,000

JE Skinner                                           1,000,000

Codan Trust Company Limited as trustee of Rams Hill
Trust (being a trust of JE Skinner & family)                      265,000

S Tebbutt                                                                              75,000   75,000

ND Wachman                                           1,500,000

DI Watson                                              500,000

A West                                                                                          62,500

LJ Wiley                                               125,000

JC Williams                                            250,000

---------------------------------------------------------------------------------------------------------------------
                                   1                           8                                9

                                                     EMPLOYEE SELLER CASH    EMPLOYEE SELLER CASH CONSIDERATION (EBT
                                                     CONSIDERATION (COMMON             COMMON SHARES AND
                                                       SHARES, A PREFERENCE                CLASS B COMMON
                                                     SHARES AND B PREFERENCE           SHARES OF EXERCISE OF
                           NAME OF SHAREHOLDER               SHARES)                         OPTIONS)
---------------------------------------------------------------------------------------------------------------------
TM French                                              $261,885.16                               $0.00

P Furlong                                                    $0.00                         $177,460.08

CJ Grant                                             $1,047,540.63                               $0.00

NJ Hales                                             $1,309,425.78                               $0.00

R Harris                                                     $0.00                         $177,460.08

N Hassam                                                     $0.00                         $177,460.08

S House                                                      $0.00                         $177,460.08

D Hughes                                                     $0.00                         $507,770.23

MS Johnson                                           $2,095,081.25                               $0.00

A Keogan                                                     $0.00                         $177,460.08

C Kostis                                               $261,885.16                               $0.00
G Langford                                                   $0.00                       $1,321,286.63

S Lloyd                                                      $0.00                       $1,660,106.78

M Lucas                                                      $0.00                         $177,460.08

JAJA McDonald                                        $1,047,540.63                               $0.00

P Miller                                               $523,770.31                         $660,643.31

SJ Morritt                                             $261,885.16                               $0.00

D Newbigging                                                 $0.00                       $1,571,296.63

AP Oakley                                              $261,885.16                               $0.00

N Patel                                                $261,885.16                               $0.00

LE Patterson                                           $261,885.16                         $203,310.49

M Perry                                                      $0.00                         $330,333.16

DP Redhead                                           $4,713,889.88                               $0.00

JG Ross                                              $1,309,425.78                       $1,668,616.78

JE Skinner                                           $1,817,471.25                               $0.00

Codan Trust Company Limited as trustee of Rams Hill
Trust (being a trust of JE Skinner & family)           $832,787.21                               $0.00

S Tebbutt                                                    $0.00                         $406,597.99

ND Wachman                                           $3,142,598.88                               $0.00

DI Watson                                            $1,047,540.63                               $0.00

A West                                                       $0.00                         $177,460.08

LJ Wiley                                               $261,885.16                               $0.00

JC Williams                                            $523,770.31                               $0.00

-----------------------------------------------------------------------
                                   1                        10

                                                     SHARE CONSIDERATION
                                                    (NUMBER OF VALIDUS
                           NAME OF SHAREHOLDER        COMMON SHARES)
------------------------------------------------------------------------
TM French                                                   5,693

P Furlong                                                     824

CJ Grant                                                   22,772

NJ Hales                                                   28,465

R Harris                                                      824

N Hassam                                                      824

S House                                                       824

D Hughes                                                    3,542

MS Johnson                                                 45,544

A Keogan                                                      824

C Kostis                                                    5,693
G Langford                                                 10,870

S Lloyd                                                    13,218

M Lucas                                                       824

JAJA McDonald                                              22,772

P Miller                                                   16,821

SJ Morritt                                                  5,693

D Newbigging                                                    0

AP Oakley                                                   5,693

N Patel                                                     5,693

LE Patterson                                                7,101

M Perry                                                     2,717

DP Redhead                                                      0

JG Ross                                                    41,313

JE Skinner                                                 57,614

Codan Trust Company Limited as trustee of Rams Hill
Trust (being a trust of JE Skinner & family)                    0

S Tebbutt                                                   2,817

ND Wachman                                                 68,317

DI Watson                                                  22,772

A West                                                        824

LJ Wiley                                                    5,693

JC Williams                                                11,386

Part 2 - US Sellers

--------------------------------------------------------------------------------------------------------------------------------
                                   1                                            2

                           NAME OF SHAREHOLDER                          SHAREHOLDER ADDRESS
--------------------------------------------------------------------------------------------------------------------------------

HE Hutter                                                 11209 Solitary Fawn Trail, Austin, Texas, 78735, USA

HE Hutter Irrevocable Trust 1                             11209 Solitary Fawn Trail, Austin, Texas, 78735, USA

HE Hutter Irrevocable Trust 2                             11209 Solitary Fawn Trail, Austin, Texas, 78735, USA

J Slattery and JPS & Co LLC                               67 Fable Farms Road, New Canaan, Connecticut 06840, USA

BP Reich                                                  42 Cowdin Circle, Chappaqua, New York, NY 10514, USA

JA Novik                                                  2528 Harris Boulevard, Austin, Texas, 78703, USA

EF Lemieux                                                75 Half Mile Road, Guilford, Connecticut 06437 USA

DJ Gross                                                  50 Central Park West, Apt 10B, New York, NY 10023, USA

Inter Atlantic Fund L.P.                                  400 Madison Avenue, 16th Floor, New York, NY 10017, USA

--------------------------------------------------------------------------------------------------------------------------------
                                   1                      3         4           5       6           7               8

                                                                                                                   EBT
                                                        COMMON                        COMMON     CLASS B     NON-EMPLOYEE CASH
                           NAME OF SHAREHOLDER          SHARES    A PREF     B PREF   SHARES      SHARES       CONSIDERATION
-------------------------------------------------------------------------------------------------------------------------------

HE Hutter                                             3,950,000                                               $12,413,243.35

HE Hutter Irrevocable Trust 1                           500,000                                                $1,571,296.63

HE Hutter Irrevocable Trust 2                           500,000                                                $1,571,296.63

J Slattery and JPS & Co LLC                           4,950,000                                               $15,555,836.60

BP Reich                                              2,834,500                                                $8,907,680.57

JA Novik                                              4,950,000                                               $15,555,836.60

EF Lemieux                                            4,950,000                                               $15,555,836.60

DJ Gross                                                250,000                                                  $785,648.31

Inter Atlantic Fund L.P.                              2,115,500                                                $6,648,156.03

Part 3 - Institutional Sellers

--------------------------------------------------------------------------------------------------------------------------------
                                   1                                           2

                           NAME OF SHAREHOLDER                         SHAREHOLDER ADDRESS
--------------------------------------------------------------------------------------------------------------------------------
OGF III (Caymans 1), L.P.                                PO Box 1350 GT, The Huntlaw Building, Fort Street,
                                                         George Town, Grand Cayman, Cayman Islands

OGF IV (Caymans 1), L.P.                                 PO Box 1350 GT, The Huntlaw Building, Fort Street, George Town,
                                                         Grand Cayman, Cayman Islands

Olympus Executive Fund, L.P.                             Metro Centre, One Station Place, Stamford, Connecticut,
                                                         CT 06-902, USA

Reservoir Capital Partners, L.P.                         650 Madison Avenue, 26th Floor, New York, NY 10022, USA

Reservoir Capital Master Fund, L.P.                      650 Madison Avenue, 26th Floor, New York, NY 10022, USA

Intermediate Capital Investments Limited                 20 Old Broad Street, London, EC2N 1DP

Intermediate Capital GP Limited                          PO Box 76, Wests Centre, St Hellier, Jersey JE4 8PQ, Channel Islands

--------------------------------------------------------------------------------------------------------------------------------
                                   1                      3         4           5       6           7               8
                                                                                                                   EBT
                                                        COMMON                        COMMON     CLASS B     NON-EMPLOYEE CASH
                           NAME OF SHAREHOLDER          SHARES    A PREF     B PREF   SHARES      SHARES       CONSIDERATION
-------------------------------------------------------------------------------------------------------------------------------
OGF III (Caymans 1), L.P.
                                                                 20,967,500                                    $65,892,324.02

OGF IV (Caymans 1), L.P.
                                                                 31,451,000                                    $98,837,700.39

Olympus Executive Fund, L.P.
                                                                 449,500                                        $1,412,595.67

Reservoir Capital Partners, L.P.                                  5,181,000  5,352,000                         $33,100,934.73

Reservoir Capital Master Fund, L.P.                                 869,000    897,500                          $5,551,390.98

Intermediate Capital Investments Limited                                     4,999,500                         $15,711,394.97

Intermediate Capital GP Limited                                              1,250,000                          $3,928,241.57

                              SCHEDULE 2
              PARTICULARS OF THE COMPANY AND SUBSIDIARIES

                                PART 1
                      PARTICULARS OF THE COMPANY

TALBOT HOLDINGS LTD

REGISTERED NUMBER:                        31149

REGISTERED OFFICE:                        Clarendon House, 2 Church Street, Hamilton, HM11, Bermuda

DATE AND PLACE OF INCORPORATION:          15 October 2001, Bermuda

DIRECTORS:                                CNR Atkin
                                          MEA Carpenter
                                          GB Collis
                                          HE Hutter
                                          A Goodfellow
                                          C Huff
                                          DK Newbigging
                                          JA Novik
                                          JJ Quinn
                                          P A Rubin
                                          ND Wachman
                                          GAM Bonvarlet
                                          BP Reich

SECRETARY:                                TW Hall

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 KPMG Audit plc

AUTHORISED SHARE CAPITAL:                 Common shares of US$0.002 each           405,350,000
                                          Class B common shares of US$0.002 each    10,000,000
                                          A preference shares of US$0.002 each      70,400,000
                                          B preference shares of US$0.002 each      14,250,000

ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Common shares of US$0.002 each            50,000,000
                                          Class B common shares of US$0.002 each            --
                                          A preference shares of US$0.002 each      60,504,000
                                          B preference shares of US$0.002 each      12,499,000

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Refer to Schedule 1

                                PART 2
                    PARTICULARS OF THE SUBSIDIARIES
                    SECTION A - ACTIVE SUBSIDIARIES

1    TALBOT UNDERWRITING HOLDINGS LTD

REGISTERED NUMBER:                        02180028

REGISTERED OFFICE:                        Gracechurch House, 55 Gracechurch Street, London EC3V 0JP

DATE AND PLACE OF INCORPORATION:          19 October 1987, England and Wales

DIRECTORS:                                CNR Atkin
                                          MEA Carpenter
                                          GAM Bonvarlet
                                          JS Clouting
                                          HE Hutter
                                          AJ Keys
                                          DK Newbigging
                                          JA Novik
                                          JJ Quinn
                                          DP Redhead
                                          JG Ross
                                          VG Southey
                                          ND Wachman

SECRETARY:                                JS Clouting

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 KPMG Audit plc

AUTHORISED SHARE CAPITAL:                 Ordinary L1 Shares                         4,620,000

ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Ordinary L1 Shares                         1,255,100

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Talbot Holdings Ltd                       1,255,100

2    TALBOT INSURANCE (BERMUDA) LTD

REGISTERED NUMBER:                        33308

REGISTERED OFFICE:                        Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

DATE AND PLACE OF INCORPORATION:          Bermuda, 3 March 2003

DIRECTORS:                                CNR Atkin
                                          MEA Carpenter
                                          GAM Bonvarlet
                                          JS Clouting
                                          GB Collis
                                          A Goodfellow
                                          R Spencer-Arscott
                                          ND Wachman

SECRETARY:                                TW Hall

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 KPMG Audit plc

AUTHORISED SHARE CAPITAL:                 Common shares of US$1 each                   120,000

ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Common shares of US$1 each                   120,000

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Talbot Holdings Ltd                       120,000

3    TALBOT 2002 UNDERWRITING CAPITAL LTD

REGISTERED NUMBER:                        04257249

REGISTERED OFFICE:                        Gracechurch House, 55 Gracechurch Street, London EC3V 0JP

DATE AND PLACE OF INCORPORATION:          23 July 2001, England and Wales

DIRECTORS:                                CNR Atkin
                                          MEA Carpenter
                                          JS Clouting
                                          GAM Bonvarlet
                                          ND Wachman

SECRETARY:                                JS Clouting

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 KPMG Audit plc

AUTHORISED SHARE CAPITAL:                 Ordinary L1 shares                            50,000

ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Ordinary L1 shares                                 1

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Talbot Holdings Ltd                       1

4    TALBOT CAPITAL LTD

REGISTERED NUMBER:                        31148

REGISTERED OFFICE:                        Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

DATE AND PLACE OF INCORPORATION:          15 October 2001, Bermuda

DIRECTORS:                                CNR Atkin
                                          MEA Carpenter
                                          JS Clouting
                                          GB Collis
                                          C Garrod
                                          ND Wachman
                                          GAM Bonvarlet

SECRETARY:                                TW Hall

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 KPMG Auditors plc

AUTHORISED SHARE CAPITAL:                 Common shares of US$1 each                    12,000
                                          Class A shares of Bermuda $0.01 each             100
ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Common shares of US$1 each                    12,000
                                          Class A shares of Bermuda $0.01 each              --

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Talbot Holdings Ltd                       12,000

5    TALBOT UNDERWRITING LTD

REGISTERED NUMBER:                        02202362

REGISTERED OFFICE:                        Gracechurch House, 55 Gracechurch Street, London EC3V 0JP

DATE AND PLACE OF INCORPORATION:          3 December 1987, England and Wales

DIRECTORS:                                CNR Atkin
                                          MEA Carpenter
                                          GAM Bonvarlet
                                          JS Clouting
                                          HE Hutter
                                          MS Johnson
                                          AJ Keys
                                          GS Langford
                                          DK Newbigging
                                          JJ Quinn
                                          DP Redhead
                                          JG Ross
                                          VG Southey
                                          ND Wachman

SECRETARY:                                JS Clouting

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 KPMG Audit plc

AUTHORISED SHARE CAPITAL:                 Ordinary L1 shares                           400,000

ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Ordinary L1 shares                           400,000

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Talbot Underwriting Holdings Ltd          400,000

6    UNDERWRITING RISK SERVICES LTD

REGISTERED NUMBER:                        03260112

REGISTERED OFFICE:                        Gracechurch House, 55 Gracechurch Street, London EC3V 0JP

DATE AND PLACE OF INCORPORATION:          08 October 1996, England and Wales

DIRECTORS:                                CNR Atkin
                                          GAM Bonvarlet
                                          JP Bosworth
                                          MEA Carpenter
                                          JS Clouting
                                          NJ Hales
                                          AJ Keys
                                          PJ Miller
                                          ND Wachman

SECRETARY:                                JS Clouting

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 KPMG Audit plc

AUTHORISED SHARE CAPITAL:                 Ordinary L1 shares                         2,500,000

ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Ordinary L1 shares                            25,000

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Talbot Underwriting Holdings Ltd          25,000

7    TALBOT UNDERWRITING SERVICES LTD

REGISTERED NUMBER:                        03043304

REGISTERED OFFICE:                        Gracechurch House, 55 Gracechurch Street, London EC3V 0JP

DATE AND PLACE OF INCORPORATION:          7 April 1995, England and Wales

DIRECTORS:                                CNR Atkin
                                          GAM Bonvarlet
                                          JS Clouting
                                          MEA Carpenter
                                          ND Wachman

SECRETARY:                                JS Clouting

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 KPMG Audit plc

AUTHORISED SHARE CAPITAL:                 Ordinary L1 shares                               100

ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Ordinary L1 shares                                 1

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Talbot Underwriting Holdings Ltd          1

                   SECTION B - DORMANT SUBSIDIARIES

1    TALBOT UNDERWRITING CAPITAL LTD

REGISTERED NUMBER:                        3439486

REGISTERED OFFICE:                        Gracechurch House, 55 Gracechurch Street, London EC3V 0JP

DATE AND PLACE OF INCORPORATION:          19 September 1997, England and Wales

DIRECTORS:                                CNR Atkin
                                          MEA Carpenter
                                          JS Clouting
                                          ND Wachman

SECRETARY:                                JS Clouting

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 Dormant - not audited

AUTHORISED SHARE CAPITAL:                 Ordinary L1 shares                         1,000,000

ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Ordinary L1 shares                           956,560

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Talbot Holdings Ltd                       956,560

2    MARINASURE LTD

REGISTERED NUMBER:                        2745324

REGISTERED OFFICE:                        Gracechurch House, 55 Gracechurch St, London EC3V 0JP

DATE AND PLACE OF INCORPORATION:          England and Wales, 7 September 1992

DIRECTORS:                                MEA Carpenter

SECRETARY:                                JS Clouting

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 Dormant - not audited

AUTHORISED SHARE CAPITAL:                 Ordinary shares of L1 each                       100

ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Ordinary shares of L1 shares                       2

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Talbot Underwriting Holdings Ltd          2

3    YACHTSURE LTD

REGISTERED NUMBER:                        2978236

REGISTERED OFFICE:                        Gracechurch House, 55 Gracechurch St, London EC3V 0JP

DATE AND PLACE OF INCORPORATION:          England and Wales, 6 October 1994

DIRECTORS:                                CNR Atkin
                                          MEA Carpenter
                                          NJ Hales
                                          PJ Miller

SECRETARY:                                JS Clouting

ACCOUNTING REFERENCE DATE:                31 December

AUDITORS:                                 Dormant - not audited

AUTHORISED SHARE CAPITAL:                 Ordinary shares of L0.01 each                100,000

ISSUED AND FULLY PAID-UP SHARE CAPITAL:   Ordinary shares of L0.01 shares                   10

INDIVIDUAL SHAREHOLDERS                   NO. OF SHARES

Talbot Underwriting Holdings Ltd          10

                                   SCHEDULE 3
                             COMPLETION OBLIGATIONS

1    SELLERS' OBLIGATIONS

1.1  GENERAL

     On Completion each Seller shall, in accordance with Clause 6, exercise his/her/its votes as a shareholder in and/or (where applicable) as a director of the Company (or any Group Company as appropriate) to procure the delivery to the Purchaser of, and, in the case of paragraph 1.1.1, shall deliver to the Purchaser:

     1.1.1 transfers of his/her/its Shares duly executed by the registered holders in favour of the Purchaser or as it may direct accompanied by the relevant share certificates (or an express indemnity in a form reasonably satisfactory to the Purchaser in the case of any certificate found to be missing) save that no share certificates shall have been issued, and accordingly none shall be delivered, in respect of the Class B Common Shares issued to the Optionholders in respect of the exercise of their Options;

     1.1.2 the Termination Agreements duly executed by those Sellers who are parties to them and in relation to the Management Fee Agreements by all parties thereto;

     1.1.3 evidence of the due fulfilment of the Condition Precedent set out in Clause 4.1.2;

     1.1.4 evidence of the consummation of the Options Transactions; and

     1.1.5 a duly certified copy of any power of attorney under which any person who executes this Agreement, the Disclosure Letter and/or any transfer of Shares on behalf of any Seller is authorised to do so.

1.2  RESIGNATIONS

     On Completion, the Sellers shall procure the delivery to the Purchaser of:

     1.2.1 (if so required by the Purchaser) signed resignation letters from the auditors of each Group Company other than the Dormant Subsidiaries resigning their office as such, to take effect immediately upon Completion, and acknowledging that they have no claim against any Group Company and, in the case of each Group Company incorporated in England and Wales, containing a statement pursuant to section 394(1) of the Companies Act 1985 that there are no circumstances connected with their ceasing to hold office which they consider should be brought to the attention of any members or creditors; and

     1.2.2 signed resignation letters from each of the following directors resigning from each Group Company of which he/she is a director:

          (i)  DK Newbigging;

          (ii) HE Hutter;

          (iii) JA Novik;

          (iv) JJ Quinn;

          (v)  DP Redhead;

          (vi) C Huff;

          (vii) PA Rubin; and

          (viii) BP Reich.

1.3  BOARD RESOLUTIONS OF THE GROUP COMPANIES

     On Completion each Seller who is a director of any Group Company shall exercise his/her votes as a director of the relevant Group Company to procure the passing of Board Resolutions of each Group Company inter alia:

     1.3.1 (if so required by the Purchaser) revoking all existing authorities to bankers in respect of the operation of its bank accounts and giving authority in favour of such persons as the Purchaser may nominate to operate such accounts;

     1.3.2 approving the registration of the share transfers referred to in paragraph 1.1.1 of this Schedule;

     1.3.3 appointing each of the persons notified by the Purchaser to the Seller not more than 48 hours before Completion as a director of each of the Group Companies identified by the Purchaser in such notice, such appointments to take effect immediately upon Completion, subject to FSA and Lloyd's approval of such appointments having been obtained;

     1.3.4 accepting each of the resignations referred to in paragraph 1.2 above;

     1.3.5 (if so required by the Purchaser) appointing PricewaterhouseCoopers to replace the existing auditors of each Group Company other than the Dormant Subsidiaries,

     1.3.6 in the case of the Company, approving the transfers of the Shares for registration and the updating of the Company's statutory books to reflect the same; and

     1.3.7 approving the delivery of the statutory books (which shall be written up to but not including the date of Completion) to or to the order of the Purchaser, and shall hand to the Purchaser duly certified copies of such Resolutions.

1.4  ADOPTION OF NEW BYELAWS

     On Completion the Sellers shall, if requested by the Purchaser, procure that new Byelaws of the Company, in the form notified to the Sellers by the Purchaser, are adopted conditional upon and with effect from Completion.

2    PURCHASER'S OBLIGATIONS

     On Completion the Purchaser shall deliver to the Sellers:

2.1 evidence of the due fulfilment of the Conditions Precedent set out in Clauses 4.1.1;

2.2 evidence that the Purchaser is authorised to execute this Agreement and the Disclosure Letter; and

2.3 a duly certified extract of Validus' share register showing the Share Consideration issued to each of the relevant Employee Sellers in accordance with Clause 3.1.6(i).

                                   SCHEDULE 4
          WARRANTIES GIVEN BY THE SELLERS AND WARRANTORS UNDER CLAUSE 8

1    WARRANTIES BY THE SELLERS

     Each Seller severally warrants to the Purchaser in the following terms:

1.1  CAPACITY AND AUTHORITY OF THE SELLERS

     He/she/it has the requisite capacity and authority to enter into and perform this Agreement.

1.2  TITLE

     He/she/it is, and on Completion will be, the sole legal and beneficial owner of the Shares listed against his/her/its name in Schedule 1.

1.3  EFFECT OF COMPLETION

     This Agreement will, when executed by him/her/it, constitute a valid and binding obligation on him/her/it enforceable in accordance with its terms, subject with respect to enforceability to the effect of bankruptcy, insolvency, reorganisation, moratorium or similar laws now or hereafter affecting the enforcement of creditors' rights generally and to the availability of equitable remedies.

1.4  CONSENTS AND AUTHORISATIONS

     No consent, approval, authorisation or order of any court or government or local agency or body or any other person is required by him/her/it for the execution or implementation of this Agreement and compliance with the terms of this Agreement, other than the consents of the Relevant Regulators specified in the conditions precedent set out in Clause 4.1.1.

1.5  THE SHARES

     There are, and on Completion will be, no Encumbrances on, over or affecting the Shares listed against his/her/its name in Schedule 1.

1.6  DIVIDENDS AND DISTRIBUTION

     Since the Accounts Date, except for the Accrued Preference Dividend and the amounts provided for in the Accounts or fairly disclosed in the Disclosure Letter, no dividend or other payment or distribution has been, or prior to Completion will be, received by him/her/it from the Company or any of the Group Companies.

2    WARRANTIES BY THE WARRANTORS

     Each Warrantor severally warrants to the Purchaser in the following terms:

2.1  INCORPORATION, AUTHORITY AND NON-CONTRAVENTION

     Each Group Company is duly incorporated and validly existing under its respective laws of incorporation.

2.2  GROUP COMPANIES

     2.2.1 The information set out in Schedule 2 is accurate in all material respects.

     2.2.2 The Shares will represent and constitute the entire issued and outstanding share capital (including options or rights to acquire additional share capital) of the Company as at the date of Completion.

     2.2.3 The Company is not directly or indirectly, including through any Group Company the holder or beneficial owner of any shares or securities of any other person (whether incorporated in the United Kingdom or elsewhere) other than the Subsidiaries and has not agreed to acquire any such shares or securities.

     2.2.4 The Company, directly or indirectly, legally and beneficially owns, and on Completion will own, free from Encumbrances the whole of the issued share capital of the Subsidiaries and all such shares are fully paid or credited as fully paid and no other person or entity has any rights, entitlements, claims, options or warrants with respect to any share in any of the Subsidiaries.

2.3  PRE-EMPTION ETC.

     Except in respect of the A Preference Shares, the B Preference Shares and the Options currently in issue, no person has the right (whether exercisable now or in the future and whether contingent or not) to call for the allotment, conversion or issue of any share or loan capital or any other security giving rise to a right over the capital of any Group Company under any option or other agreement (including conversion rights and rights of pre-emption) or otherwise and there are no Encumbrances on the shares of any Subsidiary or any arrangements or obligations to create any Encumbrances.

2.4  STATUTORY BOOKS AND RECORDS

     2.4.1 The statutory books, books of accounts and other records of a material nature of each Group Company are up-to-date and accurately reflect what is required by law to be dealt with in such books.

     2.4.2 So far as the Warrantors are aware no notice or allegation that any is incorrect or should be rectified has been received.

     2.4.3 All accounts, documents and returns required by law to be delivered or made to the Registrar of Companies or any other authority in any relevant jurisdiction in respect of the Group Companies have been duly delivered or made.

2.5  LICENCES AND CONSENTS

     2.5.1 LICENCES AND CONSENTS OBTAINED

          All material licences, consents and registrations ("LICENCES") necessary for the carrying on of the business of the Group as now carried on have been obtained and are in full force and effect and do not contain conditions which would hinder the ordinary and usual course of its business or are affected by the transactions contemplated by this Agreement except for the consents required under Clause 4 and have been and are being complied with in all material respects necessary for the carrying on of the business of the Group.

2.5.2 NO INVESTIGATION AS TO LICENCES

     There is no investigation, enquiry or proceeding outstanding or, so far as the Warrantors are aware, anticipated which is likely to result in the suspension, cancellation, modification, revocation or non-renewal of any Licence, and so far as the Warrantors are aware, no facts or circumstances exist which are likely to give rise to any such investigation, enquiry or proceeding.

2.6  COMPLIANCE WITH LAWS

     2.6.1 BUSINESS CONDUCTED IN COMPLIANCE WITH LAWS

          Each of the Group Companies is conducting its business in compliance with applicable laws and regulations (including the regulations from time to time issued by the Lloyd's Franchise Board) and no entity has been in material breach of any such laws and regulations.

     2.6.2 NO COMMUNICATION AS TO NON COMPLIANCE WITH LAWS

          No Group Company has received any notice or other communication (official or otherwise) from any court, tribunal, arbitrator, governmental agency or regulatory body with respect to an alleged, actual or potential violation and/or failure to comply with any applicable law or regulation, or requiring it to take or omit any action.

2.7  LITIGATION

     Save as disclosed in the information in the Data Room or in the Disclosure Letter and save for claims under inwards and outwards insurance and reinsurance policies and broker and coverholder disputes in Syndicate 1183's ordinary course of business, there are not, nor have there been in the two years prior to the date hereof, nor, so far as the Warrantors are aware, are there threatened, any disputes, claims, proceedings, suits or actions directly involving a Group Company or, so far as the Warrantors are aware, pending or threatened against any officer or director of any Group Company with respect to the business of any Group Company, including in relation to the conduct of the underwriting of Syndicates 376 and 1183 by Talbot Underwriting Ltd or to any agreement or arrangement with any broker, agent or intermediary in respect of the placing of insurance or reinsurance business with Syndicates 376 or 1183.

2.8  VENDOR DUE DILIGENCE REPORT

     2.8.1 The Warrantors are not aware of any material inaccuracy in any of the factual information contained in the Vendor Due Diligence Report.

     2.8.2 The Warrantors are not aware of any facts or circumstances relating to the Group not stated in the Vendor Due Diligence Report, the omission of which makes any statements contained therein misleading in any material respect.

2.9  TAX DUE DILIGENCE REPORT

     2.9.1 The Warrantors are not aware of any material inaccuracy in any of the factual information contained in the Tax Due Diligence Report.

     2.9.2 The Warrantors are not aware of any facts or circumstances relating to the Group not stated in the Tax Due Diligence Report, the omission of which makes any statements contained therein misleading in any material respect.

2.10 ACTUARIAL RESERVES REVIEW

     2.10.1 The Warrantors are not aware of any material inaccuracy in any of the factual information contained in the Actuarial Reserves Review.

     2.10.2 The Warrantors are not aware of any facts or circumstances relating to the Group not stated in the Actuarial Reserves Review, the omission of which makes any statements contained therein misleading in any material respect.

2.11 LATEST ACCOUNTS

     2.11.1 The Accounts and the 2005 Accounts have been prepared:

          (i) in accordance with applicable law and in accordance with US GAAP applied on a consistent basis throughout the periods presented; and

          (ii) subject to paragraph 2.11.1(i), on a basis consistent with that adopted in preparing the audited accounts of the Company for the previous two financial years.

     2.11.2 The Accounts and the 2005 Accounts each present fairly, in all material respects, the financial position of the Group as at the Accounts Date and 31 December 2005 (as the case may be) and the results of their operations and their cash flows for the years then ended in conformity with US GAAP.

     2.11.3

          (i) The public accountants whose report is attached to the Accounts are independent within the meaning of both the Auditing Practices Board guidance and the Independent Federation of Accountants (the relevant guidance for Bermuda) and that report has not been withdrawn or modified.

          (ii) The public accountants are, as at the date of this Agreement, independent within the meaning of the US Securities Act of 1933.

     2.11.4 The estimated 30 June 2007 consolidated balance sheet of the Group Companies, a true and accurate copy of which is contained as Document
          4.11.1 in the Data Room Index, was prepared (i) on a basis consistent with the Accounts and (ii) in good faith and based on assumptions which, on the date such balance sheet was prepared, were believed by the Warrantors to be reasonable and to fairly present in all material respects the consolidated estimated financial position of all entities and persons required by US GAAP to be included therein.

     2.11.5 The 2008 quarterly financial projection materials, a true and accurate copy of which is contained as Document 4.11.2 in the Data Room Index were prepared (i) on a basis consistent with the Accounts and (ii) in good faith and based on assumptions which on the date such projection materials were prepared were believed by the Warrantors to be reasonable and to fairly present in all material respects the data they purported to present.

     2.11.6 The forecasted financial and operating data contained in the Information Memorandum have each been prepared in good faith based upon assumptions that, as at the date of preparation of the Information Memorandum, were believed by the Warrantors to be reasonable and to fairly present the data it purported to present.

2.12 OWNERSHIP OF ASSETS

     Other than as set forth in the Accounts or the notes thereto, all assets included in the Accounts or acquired by any of the Group Companies or which have otherwise arisen since the Accounts Date, other than any assets disposed of or realised in the ordinary and usual course of business:

     2.12.1 are legally and beneficially owned by the Group Companies; and

     2.12.2 are free from Encumbrances, other than those arising by operation of law or in the ordinary and usual course of business and, for the avoidance of doubt, Encumbrances in the ordinary and usual course of business shall include all Encumbrances over:

          (i) assets of the Group Companies which relate to the Group's Funds at Lloyd's arrangements which Encumbrances arise because of such arrangements;

          (ii) the assets of Syndicate 1183, which Encumbrances arise pursuant to Lloyd's premium trust deeds; and

          (iii) the designated insurer trust accounts of Underwriting Risk Services Ltd, which Encumbrances arise pursuant to regulatory requirements and contractual obligations in relation to client money.

2.13 SUFFICIENCY OF ASSETS

     So far as the Warrantors are aware, the property, rights and assets owned, leased or otherwise used by the Group Companies comprise all the property, rights and assets necessary for the carrying on of the business of each Group Company in the manner in, and to the extent to, which it is presently conducted.

2.14 LIABILITIES

     2.14.1 So far as the Warrantors are aware, there are no liabilities, whether actual or contingent, of any of the Group Companies other than
          (i) liabilities disclosed or provided for in the Accounts; (ii) liabilities incurred in the ordinary and usual course of business since the Accounts Date, none of which has had or, so far as the Warrantors are aware, may have a material adverse effect on the financial or trading position of the Group; or (iii) liabilities disclosed elsewhere in this Agreement.

     2.14.2 No Group Company has any liability in relation to insurance business written by it into years of account prior to 2002.

     2.14.3 Except as expressly stated in the Accounts or in the Disclosure Letter, no Group Company is subject to any material exposure, individually or in the aggregate, under any futures or option contracts, swaps, hedges or similar instruments to which any Group Company is a party.

2.15 IMPORTANT BUSINESS SINCE THE ACCOUNTS DATE

     2.15.1 Since the Accounts Date, save as disclosed in the information contained in the Data Room or in the Disclosure Letter, there has not been any material adverse change in the business, assets, liabilities, operations, employee or customer relations or financial or trading position of any Group Company to an extent which is material in the context of the Group taken as a whole and the Warrantors are not aware of any event which is likely to give rise to any such change.

     2.15.2 Since the Accounts Date:

          (i) no loan or loan capital has been repaid by any Group Company in whole or in part or has become liable to be so repaid; and

          (ii) no shareholders' resolution of any Group Company has been passed other than resolutions relating to the routine business of annual shareholders' meetings.

     2.15.3 Other than as disclosed in the Disclosure Letter, between the Accounts Date and the date of this Agreement, no Group Company has taken any of the actions set out in Clauses 5.2.1 to 5.2.3, 5.2.5, 5.2.11, 5.2.13, 5.2.14, 5.2.17, 5.2.18, 5.2.21, 5.2.22 and 5.2.25 to
          5.2.27 which would have been a breach of such covenants if they were deemed to have been given for the period between Accounts Date and the date of this Agreement.

2.16 INTELLECTUAL PROPERTY

     2.16.1 OWNERSHIP OF INTELLECTUAL PROPERTY

          So far as the Warrantors are aware, each of the Group Companies owns or possesses, or has the right to use or can acquire on reasonable terms, all know-how (including proprietary or confidential information, systems or procedures), trade marks, trade names, logos or other intellectual property (including the "Talbot", "Marinasure" and "Yachtsure" trade names and logos) (collectively, "INTELLECTUAL PROPERTY") or valid and enforceable licences of Intellectual Property necessary for the Group to carry on its business in the manner and to the extent to which it is presently conducted.

     2.16.2 NO INFRINGEMENT OF INTELLECTUAL PROPERTY

          No Group Company has received any notice and the Warrantors are not otherwise aware of any actual or potential infringement of, or conflict with, asserted rights of others with respect to any Intellectual Property or any licences of Intellectual Property owned by the Group or necessary for the Group to carry on its business.

2.17 INSURANCE

     2.17.1 The Data Room contains details of all outwards reinsurance treaties and other reinsurance arrangements incepting on or after 1 January 2007 which are material to the Group, together with details as at the date hereof of any material claims made by any Group Company under them which are outstanding.

     2.17.2 Each Group Company has complied with its payment obligations under all outstanding outwards reinsurance treaties to which it is a party.

     2.17.3 No Group Company is a party to any contracts designed to obscure or conceal the true financial position of the Group.

     2.17.4 So far as the Warrantors are aware there is no material commission nor any material termination or compensation payment due under any reinsurance contract which will become payable by any Group Company as a result of the acquisition contemplated by this Agreement.

     2.17.5 Copies of all of the material insurance policies of each Group Company, currently in effect, (excluding all inwards and outwards insurance contracts and all other insurance or reinsurance contracts entered into by Syndicate 1183 and/or Talbot 2002) and details of related premiums are contained in the Data Room or in the Disclosure Letter.

     2.17.6 Such insurances are in effect and, so far as the Warrantors are aware, there are no circumstances which might lead to any liability under such insurance being avoided by the insurers.

     2.17.7 In respect of all such insurances, there is no insurance claim pending or outstanding for loss or damage in excess of L100,000 and, as far as the Warrantors are aware, there are no circumstances likely to give rise to any such claim.

2.18 EMPLOYMENT

     2.18.1 The Data Room contains materially accurate details as at 1 April 2007 in relation to each Group Company of:

          (i) the total number of Employees (including those who are on maternity, paternity, adoption or parental leave, secondment or absent on the grounds of disability or other long-term leave of absence, and have or may have a statutory or contractual right to return to work in a Group Company);

          (ii) the salary of each such Employee;

          (iii) the terms of the contract of employment of each Senior Employee;

          (iv) the standard terms and conditions of employment applicable to all other Employees of the Group and any non-standard terms and conditions of employment; and

          (v)  the benefits provided to each category of Employee.

     2.18.2 No Group Company has made any proposal to terminate the employment of any Employee or to vary or amend the terms of employment of any Employee (whether to their detriment or benefit).

     2.18.3 Save to the extent to which provision or allowance has been made in the Accounts or save as disclosed in the Data Room or in the Disclosure Letter:

          (i) there are no amounts owing or promised to any present or former directors or Employees of any Group Company other than remuneration accrued due or for reimbursement of business expenses; and

          (ii) no liability has been incurred by any Group Company for breach of any employment contract or consultancy agreement, for redundancy payments (including protective awards) or for compensation for wrongful dismissal or unfair dismissal or discrimination (of any kind) or breach of statutory duty or for failure to comply with any order for the reinstatement or re-engagement of any Employee or for the actual or proposed termination or suspension of employment or variation of any terms of employment of any Employee or former employee of any Group Company or for any other employment-related claim, right of action or liability.

     2.18.4 Except as disclosed in the Data Room or in the Disclosure Letter, no material employment problem, dispute, disturbance or litigation involving any of the Employees or former employees of any Group Company exists or, so far as the Warrantors are aware, is current, outstanding and/or imminent.

     2.18.5 Save as disclosed in the Data Room or in the Disclosure Letter, there is not in existence nor has any Group Company proposed to introduce any share incentive, share option, profit sharing, bonus or other incentive arrangements for or affecting any Employees.

     2.18.6 There is no notice outstanding that terminates the contract of any Senior Employee (whether given by the Senior Employee or the relevant Group Company).

     2.18.7 No offer of a contract of employment or a consultancy agreement has been made by any Group Company to any individual which has not yet been accepted or which has been accepted but where the individual's employment or engagement has not yet started.

     2.18.8 No trade union, staff association or any other body representing workers is recognised by any Group Company and no request for such recognition has been received and there are no collective agreements relating to workers of any Group Company.

     2.18.9 Save as disclosed in the Data Room, no Group Company has within the three years preceding the date hereof entered into any agreement which involved any Group Company acquiring or disposing of any undertaking or part of one such that the Transfer of Undertakings (Protection of Employment) Regulations 2006 (or equivalent provisions in any relevant jurisdiction) applied thereto.

     2.18.10 Save as disclosed in the Disclosure Letter or in the documents listed in the Data Room Index, no Group Company has entered into any material outsourcing agreement or arrangement for the management or operation of its business or any part thereof other than with its Employees.

     2.18.11 All salaries, fees and wages and other remuneration and benefits of all workers or any Group Company have, to the extent due, been paid or discharged in full together with all related payments to third party providers and the relevant authorities.

2.19 COMPANY PENSION SCHEME

     2.19.1 The Company Pension Scheme is the only pension scheme or pension arrangements and/or commitments operated or sponsored by the Group or to which any Group Company may be required to make any pension related payment.

     2.19.2 The Data Room contains a copy of the rules currently governing the Company Pension Scheme, the latest explanatory booklet and any relevant and material announcements relating to the Company Pension Scheme.

     2.19.3 The Data Room contains details of the rate at which contributions to the Company Pension Scheme are being paid.

     2.19.4 All contributions due to the Company Pension Scheme have been paid within any relevant time limits and details of all and any commitments (whether contractual or otherwise) relating to employer pension contributions have been fairly disclosed in the Data Room.

     2.19.5 Save as disclosed in the Data Room or the Disclosure Letter, no Group Company has received notice of any material dispute about the benefits payable under the Company Pension Scheme in respect of any present or former employee or director of any Group Company and, so far as the Warrantors are aware, there are no circumstances which might give rise to any such dispute.

     2.19.6 So far as the Warrantors are aware, the Company Pension Scheme complies with, and has been managed in all material respects in accordance with, all applicable laws and no Employee has been excluded from the Company Pension Scheme or provided with different benefits under the Company Pension Scheme directly or indirectly because of their sex or because they were employed on a part-time basis.

2.20 THE PROPERTIES

     2.20.1 In addition to Clause 1 of this Agreement, in this paragraph 2.20 of
          Schedule 4, unless the context otherwise requires:

          "ENVIRONMENTAL LAWS" means all applicable laws, statutes, regulations, secondary legislation, bye-laws, common law, directives, treaties and other measures, judgments and decisions of any court or tribunal, codes of practice and guidance notes which are legally binding and in force as at the date of this Agreement in so far as they relate to or apply to the Environment, including Part IIA of the Environmental Protection Act 1990 and any regulations and guidance made or issued thereunder;

     2.20.2 The Properties comprise all of the premises and land owned, occupied or otherwise used in connection with the businesses of the Group or in which any Group Company has an interest or obligation.

     2.20.3 No Group Company or any company which was previously a Subsidiary of the Company has any continuing liability in respect of any leasehold property other than the Properties.

     2.20.4 The requisite details in relation to the Properties set out in
          Schedule 6 are true, complete and accurate in all material respects.

     2.20.5 In relation to each Property:

          (i) so far as the Warrantors are aware, there is no material subsisting breach, nor any material non-observance of any covenant, condition or agreement contained in the Lease on the part of any Group Company or the relevant landlord;

          (ii) no landlord has refused to accept rent or made any complaint or objection and the receipt for the payment of rent which fell due immediately prior to the date of this Agreement is unqualified; and

          (iii) the Warrantors are not aware of any liabilities arising from Environmental Laws affecting any Group Company which are not set out in the Disclosure Letter.

2.21 CONTRACTS

     2.21.1 Other than insurance and reinsurance contracts entered into by Syndicate 1183 and/or Talbot 2002 in the ordinary course of business with persons who are not connected to the Group as at the date of this Agreement, each contract which is of material importance to the business of the Group has been included in the Data Room.

     2.21.2 Save as in respect of Talbot 2002's membership of Syndicate 1183, none of the Group Companies is a member of any joint venture, consortium, partnership or other unincorporated association (other than a recognised trade association) which is material to the operation of the business of the Group.

     2.21.3 Other than insurance and reinsurance contracts entered into by Syndicate 1183 and/or Talbot 2002 in the ordinary course of business, all contracts to which any Group Company is a party and which are of material importance to the business of the Group as now carried on are binding obligations of that Group Company and, so far as the Warrantors are aware:

          (i) the terms thereof have been complied with in all material respects by that Group Company;

          (ii) there are no grounds for rescission, avoidance or repudiation of any such contracts including upon giving effect to Completion (except for such consents as are identified in the Disclosure Letter); and

          (iii) no notices of termination or of intention to terminate have been received or sent by any Group Company.

     2.21.4 No Group Company has any liability or obligation to any broker, investment banker, financial adviser or other person, including any Seller, or any of its connected persons with respect to fees, expenses, commissions or other amounts that arise solely in relation to the sale of the Shares.

     2.21.5 There are no powers of attorney or other authorities (express or implied) which are still outstanding or effective to or in favour of any person to enter into any contract or commitment on behalf of any Group Company (other than any power of attorney or other authority given to directors or employees in the normal course or given pursuant to ordinary course binder and lineslip business).

2.22 AGREEMENTS WITH CONNECTED PARTIES

     2.22.1 Save as disclosed in the Data Room or the Disclosure Letter, there is not outstanding:

          (i) any loan made by any Group Company to, or debt owing to any Group Company by, any director, officer, secretary or shareholder of the Company, or any of their connected persons; or

          (ii) any agreement or arrangement to which any Group Company is a party and in which any director, officer, secretary or shareholder of the Company or any such connected person is interested (other than employment contracts, the Profit Share Plan, directors service contracts, the Shareholders' Agreement, the Employee Shareholders' Agreement and the various agreements included in the Data Room whereby shareholders provide Funds at Lloyd's to the Group).

     2.22.2 Syndicate 1183 has not paid any commissions or other incentives to a broker for business offered by that broker to Syndicate 1183 which the Warrantors know to be illegal or contrary to any relevant rule or regulation.

     2.22.3 During the two years prior to the date of this Agreement no Group Company has entered into an agreement with any broker whereby additional commissions were payable but not disclosed on the slip.

2.23 INDEBTEDNESS

     2.23.1 No outstanding indebtedness of any Group Company has become repayable before its stated maturity, nor has any security in respect of such indebtedness become enforceable by reason of default by any Group Company (except that the indebtedness under each of the Group's $25,000,000 facility with Lloyds TSB and the Group's $30,000,000 letter of credit arrangements shall become repayable upon a change of control of the Company and the Reservoir Letters of Credit impose an obligation on the Company, upon request from the Reservoir Agent, to use best endeavours to procure that Talbot 2002 uses best endeavours to procure that the letters of credit are redelivered by Lloyd's and dealt with in the same way as Released Funds as set out in the FAL Providers' Agreement on a change of control (both Released Funds and change of control used in relation to the Reservoir Letter of Credit, have the meanings set out in the FAL Providers' Agreement)).

     2.23.2 No Group Company has received notice from any person demanding or threatening to demand repayment of, or to take any steps to enforce any security for, any indebtedness of any Group Company which is repayable on demand.

     2.23.3 All the Group Companies' borrowing facilities have been duly executed on behalf of the relevant Group Company and are in full force and effect and as far as the Warrantors are aware (save as specified in paragraph 2.23.1 above):

          (i) all undrawn amounts under such borrowing facilities are or will be capable of drawdown; and

          (ii) there is nothing which could cause any undrawn amounts under any such borrowing facilities to be unavailable for drawing as required.

     2.23.4 The amounts borrowed by each Group Company do not exceed any limitation on its borrowing contained in its bye-laws or articles of association, any debenture or other deed or document binding upon it.

     2.23.5 No Group Company is engaged in financing of a type which would not require to be shown or reflected in audited accounts.

2.24 INSOLVENCY

     2.24.1 No order has been made, members resolution passed or meeting convened for the winding up (or other process whereby the business is terminated and the assets of the company concerned are distributed amongst the creditors and/or shareholders or other contributors) of any Group Company and no cases or proceedings under any applicable insolvency, reorganisation, or similar laws in any jurisdiction have been brought against or notified to any Group Company and, so far as the Warrantors are aware, no events have occurred which, under applicable laws, would justify any such cases or proceedings.

     2.24.2 As far as the Warrantors are aware, no petition has been presented or other proceedings commenced for an administration order to be made (or any other order to be made by which during the period it is in force, the affairs, business and assets of the Group Company concerned are managed by a person appointed for the purpose by a court, governmental agency or similar body) in relation to any Group Company, nor has any such order been made.

     2.24.3 No receiver (including an administrative receiver), liquidator, trustee, administrator, custodian or similar official has been appointed in any jurisdiction in respect of the whole or any part of the business or assets of any Group Company and, so far as the Warrantors are aware, no step has been taken for or with a view to the appointment of such a person.

     2.24.4 No Group Company is insolvent (which shall include being unable to pay its debts as they fall due and/or its assets being less than the amount of its liabilities, taking into account its contingent and prospective liabilities).

2.25 TAXATION

     2.25.1 All returns and computations of the Group for Taxation purposes have been made within the requisite period and are complete and correct in all material respects. None of such returns or computations is the subject of any dispute with the Group or any claim against the Group by any Taxation Authority. Each Group Company has timely paid all Taxes due and payable by it, including any US federal excise tax or premium tax imposed by any Taxation Authority, and has timely withheld and paid to the appropriate Taxation Authority all Taxes required to be withheld and paid by it.

     2.25.2 No action, suit, proceeding or audit or any notice of inquiry of any of the foregoing is pending, or has, so far as the Warrantors are aware, been threatened, against or with respect to any Group Company regarding Taxes.

     2.25.3 So far as the Warrantors are aware, each Group Company is, and has at all times been, resident for all Taxation purposes in the country of its incorporation including for the purposes of any double taxation arrangements. No claim has ever been made against a Group Company by a Taxation Authority in a jurisdiction where any Group Company does not file tax returns that such company is or may be subject to Taxes in such jurisdiction. No Group Company, excluding for these purposes Syndicate 1183, has, nor has it any time ever had, a branch agency, permanent establishment or any person with a binding authority outside the United Kingdom or Bermuda. So far as the Warrantors are aware, no Group Company has any liability, direct or indirect, absolute or contingent, for the Taxes of any other person (other than another Group Company). No extension for the period of assessment or collection of any Tax is currently in effect.

     2.25.4 Each Group Company has complied in all material respects with all statutory requirements, orders, provisions, directions or conditions relating to VAT, including (for the avoidance of doubt) the terms of any agreement reached with any Taxation Authority.

     2.25.5 No Group Company has at any time been a member of a group registration made pursuant to Sections 43 to 43C VATA (other than a group registration of which all of the other members of which were Group Companies).

     2.25.6 Each document in the possession or under the control of a Group Company, or to the production of which the Group Company is entitled and on which the Group Company relies, and which in the UK, Bermuda or elsewhere requires any stamp or mark to denote that:

          (i)  any duty, tax or fee required to be paid by law has been paid; or

          (ii) a duty, tax or fee referred to in paragraph 2.25.7(i) is not required to be paid, or that the document in question or the event evidenced by it qualifies from a relief or exemption from such duty, tax or fee; or

          (iii) the document has been produced to the appropriate authority,

          has been properly stamped or marked as appropriate and no such document which is outside the UK or Bermuda would attract stamp duty if it were to be brought into the UK or Bermuda respectively.

     2.25.7 So far as the Warrantors are aware, except for the Subsidiaries that are Non-U.S. Corporate Underwriters, within the meaning of the Closing Agreement between the Council of Lloyd's and the Internal Revenue Service, dated 1 January 2005, as amended (the "CLOSING AGREEMENT"), no Group Company has been engaged in a trade or business in the United States during the last ten years. So far as the Warrantors are aware, each Subsidiary that is a Non-U.S. Corporate Underwriter is an Eligible Corporate Underwriter, as defined in the Closing Agreement, and the only income of each such Subsidiary that is effectively connected with a trade or business in the United States is such Subsidiary's taxable USCI or USCL (as such terms are defined in the Closing Agreement).

     2.25.8 So far as the Warrantors are aware, no Group Company or Syndicate 1183 has been a party to or otherwise involved in a transaction or series of transactions where the main purpose, or one of the main purposes, was the avoidance of Taxation or obtaining increased benefits under the UK/US income tax treaty and no Group Company or Syndicate 1183 has been required to disclose any transactions, arrangements or schemes to any Taxation Authority pursuant to any Taxation statute, law, rule or regulation. So far as the Warrantors are aware, no Group Company or Syndicate 1183 has been the subject of any notification to the Internal Revenue Service pursuant to section 11 of the 2005 FET Closing Agreement between Lloyd's, certain underwriters at Lloyd's and the United States Commissioner of Internal Revenue. No syndicate level or member level reinsurance ceded has been reported to Lloyd's as having been entered into as part of a conduit arrangement.

     2.25.9 So far as the Warrantors are aware, each Group Company has correctly deducted all income tax which is deductible and payable under the PAYE system and/or any Taxation statute, law, rule or regulation and all such amounts due to be paid to the relevant Taxation Authority prior to the date of this Agreement have been so paid, including all Taxation chargeable on benefits provided for directors, employees or former employees of the Company or any persons required to be treated as such.

     2.25.10 So far as the Warrantors are aware, all material transactions entered into between a Group Company and another member or any former member of the Group, with effect from 1 January 2002 where one of the entities involved was resident in a jurisdiction other than the UK and with effect from 1 January 2005 where both of the entities involved were resident in the UK, in the last two years have been entered into on an arm's length basis and the consideration (if any) charged, received or paid by each Group Company on all transactions entered into by them has been equal to the consideration which might have been expected to be charged, received or paid (as appropriate) between independent persons dealing at arm's length. So far as the Warrantors are aware, no Taxation Authority has made any claim that any such transactions have been entered into other than on an arms length basis.

     2.25.11 No shares in or assets of a Group Company are subject to any charge by any Taxation Authority or any power of sale, charge or mortgage in connection with any inheritance tax or similar tax or estate duty and, so far as the Warrantors are aware, no Taxation Authority has made any claim to charge, or order the power of sale, charge or mortgage of, the shares or assets of a Group Company with an unsatisfied liability to inheritance tax or similar tax or estate duty.

     2.25.12 No Group Company has agreed, undertaken or arranged, and nor is any Group Company under any obligation, to reimburse, indemnify, discharge or make good, any Taxation or any amount in respect of Taxation which is the primary liability of another person other than a Group Company.

2.26 RELEVANT REGULATORS

     2.26.1 Syndicate 1183 and each Group Company which is regulated by a Relevant Regulator (a "REGULATED COMPANY") has obtained all necessary consents, registrations and approvals from the Relevant Regulator and the Registrar of Companies in Bermuda, if applicable.

     2.26.2 No Regulated Company in the last three years has been notified of any actual or proposed complaint, disciplinary inquiry or proceeding by a Relevant Regulator and/or the Registrar of Companies in Bermuda, if applicable, against any Regulated Company, or any directors, officers or employees of any Regulated Company and no Regulated Company or any directors, officers or employees of a Regulated Company is or are currently a party to such proceedings and the Warrantors are not aware of any grounds for any such complaint, disciplinary inquiry or proceeding.

     2.26.3 So far as the Warrantors are aware, nothing has been done or omitted to be done by any Regulated Company in the last three years which would constitute a material failure to comply with any applicable law or any bye-law or other rule, regulation, requirement or code of conduct of any Relevant Regulator and/or the Registrar of Companies in Bermuda, if applicable, and no Regulated Company has any outstanding liabilities in respect of any such failure.

     2.26.4 No guarantee, indemnity or undertaking currently in force, apart from in the ordinary course of business, has been given to any Relevant Regulator by or in respect of any Regulated Company.

     2.26.5 The audited accounts for Syndicate 1183 for the year ended 31 December 2006 have been prepared by Talbot Underwriting Ltd in accordance with the requirements of the Insurance Accounts Directive (Lloyd's Syndicate and Aggregate Accounts) Regulations 2004 (S.2004/3319) and the Syndicate Accounting Bye-Law (No.8 of 2005).

     2.26.6 The Ring-Fencing Letters are true, complete and accurate copies of the originals, represent all of the material provided to any Group Company by Lloyd's in connection with the subject matter thereof, the Company has received no intimation from Lloyd's that Lloyd's would act in a manner contrary to that stated in the Ring-Fencing Letters in relation to the subject matter of the letters, the arrangements contemplated therein have not been rescinded by Lloyd's and, so far as the Warrantors are aware, there is no reason to believe that they would be rescinded in the future.

     2.26.7 No Group Company in the last three years has received any notice from Lloyd's including the Lloyd's Franchise Board limiting, or indicating the possibility of a limitation of, the scope or quantum of any of the Group's business activities and, so far as the Warrantors are aware, no such notice is likely or expected.

2.27 UNDERWRITING

     2.27.1 All minutes of the Group's Independent Review Committee in respect of meetings of the same held in the one year period prior to the date of this Agreement are in the Data Room.

     2.27.2 All actuarial reports, actuarial certificates and loss and loss adjustment expense reports prepared by EMB Consulting in respect of Syndicate 1183 in the last 12 months have been made available to the Purchaser upon the execution, by the Purchaser of an appropriate release letter addressed to EMB Consulting.

2.28 SHREWSBURY TRANSACTIONS AND THE TRANSFER OF SYNDICATE 376

     There have been no claims (i) under the warranties given by the Company in respect of the Shrewsbury Transactions or the indemnities given by Talbot Underwriting Ltd in respect of the transfer of Syndicate 376; and (ii) made against the Company in respect of any transaction associated with the Shrewsbury Transactions or against Talbot Underwriting Ltd in respect of any transaction associated or connected with the transfer of Syndicate 376.

2.29 LLOYD'S

     2.29.1 Other than those persons who are party to agreements entered into by Talbot 2002 in relation to the Group's Capital Stack which are contained in the documents in the Data Room Index, no person currently provides (or has procured the provision of) Funds at Lloyd's for the benefit of Talbot 2002 in respect of the 2007 or prior underwriting years of account or is entitled to any fee or payment in respect of the provision of Funds at Lloyd's for the benefit of Talbot 2002.

     2.29.2 No current or past provider of Funds at Lloyd's for the benefit of Talbot 2002 has any right to participate in or share profits in relation to any Funds at Lloyd's for the benefit of Talbot 2002 for the 2008 or any subsequent year of account without the prior agreement of Talbot 2002 and no such agreement currently exists.

     2.29.3 No person who currently provides (or procures the provision of) Funds at Lloyd's for the benefit of Talbot 2002 (whether for the 2007 or any prior year of account) is entitled to any premium fee or other payment in respect thereof, save as set out in the agreement by virtue of which that person assumed the obligation to provide such Funds at Lloyd's.

     2.29.4 The 2002, 2003 and 2004 years of account of Syndicate 1183 have closed, all fees due to any person in respect of the provision of Funds at Lloyd's for the benefit of Talbot 2002 in its underwriting at Lloyd's during those years of account have been, or shortly will be, paid and the Group has complied with all agreements entered into with the providers of Funds at Lloyd's in respect of those years of account.

     2.29.5 No member of the Group, other than Talbot 2002, has underwritten at Lloyd's in the 2002 or subsequent years of account and no agreements or arrangements for the provision of Funds at Lloyd's in respect of the underwriting of any other member of the Group in the 2001 or prior years of account remain in effect.

     2.29.6 Talbot 2002 has not at any time underwritten insurance at Lloyd's other than on Syndicate 1183.

     2.29.7 Talbot 2002 is not currently and, so far as the Warrantors are aware, has not at any time been in breach of, or given notice of any intention to change the terms of, its agreement(s) with any provider of Funds at Lloyd's which agreement remains in effect. So far as the Warrantors are aware, none of the other parties to such agreement(s) is currently or has at any time been in breach of it.

     2.29.8 All fees, expenses and other monies payable by the Group Companies to The Law Debenture Trust Corporation plc under the terms of the various trust deeds relating to the Group's Funds at Lloyd's and/or assets replacing the its Funds at Lloyd's have been paid when due and no Group Company which is a party to any of those trust arrangements or, so far as the Warrantors are aware, any other party thereto has at any time been in breach of them.

     2.29.9 No member of the Group is or has at any time during the last three years been in dispute with any person who has provided or procured the provision of Funds at Lloyd's for the benefit of Talbot 2002.

     2.29.10 No person other than National Indemnity Company has any option, right of first refusal or other legal entitlement to provide reinsurance to close or any other reinsurance to Syndicate 1183 as a result of its current or previous participation as a provider of Funds at Lloyd's to Talbot 2002.

     2.29.11 Other than as contained in the Data Room, there are no agreements (whether written or otherwise) between any member of the Group and any third party who is not a member of the Group relating to the provision of the Funds at Lloyd's for Talbot 2002 (or any other member of the Group).

2.30 COMPETITION

     2.30.1 So far as the Warrantors are aware, there is, and has in the last three years been, no aspect of the conduct of the business of the
          Group:

          (i) which infringes, or has infringed, any applicable competition law;

          (ii) in respect of which any filing, registration or notification is, was or will be required by any applicable competition law (whether or not the same has in fact been made);

          (iii) which is, or was, the subject of an investigation under any applicable competition law; or

          (iv) in connection with which any Group Company has been subject to an order or directions or has given any undertaking or commitments or assurances under any applicable competition law.

     2.30.2 No Group Company has knowingly, in the last three years, been put on notice by a competition authority of any action or investigation under any applicable competition law that will be taken against any of them in relation to any of the current activities of the Group.

     2.30.3 For the purposes of paragraphs 2.30.1 and 2.30.2, the term "APPLICABLE COMPETITION LAW" means all competition laws applicable to the business of the Group, whether of the United Kingdom, the European Union, Bermuda or any other jurisdiction.

2.31 FOREIGN PRIVATE ISSUER

     The Company is a "foreign private issuer" within the meaning of the definition set out in Part 1 of Schedule 10.

3    EMPLOYEE SELLER WARRANTIES (made severally by the Employee Sellers only)

     Each Employee Seller on its own behalf acknowledges, agrees, represents and warrants and is aware that:

     3.1.1 the Validus Securities have not been registered under the Securities Act or under any federal, foreign, state or other jurisdiction's securities laws; the transfer thereof is restricted by the Securities Act and applicable securities laws; and Validus is under no obligation to, and currently does not intend to, register or qualify the Validus Securities for resale by the Employee Seller or assist the Employee Seller in complying with any exemption under the Securities Act or the securities laws of any such jurisdiction or any other jurisdiction. An offer or sale directly or indirectly of Validus Securities by the Employee Seller will be subject to the terms and provisions of this Agreement, the Validus Bye-laws and any employment agreement that such Employee Seller may be subject to and, in the absence of registration under the Securities Act, will require the availability of an exemption thereunder. Subject to the Validus Bye-laws, this Agreement and any applicable employment agreements, certificates representing Validus Securities will contain a restrictive legend reflecting such restrictions for so long as such restrictions apply;

     3.1.2 such Employee Seller confirms that he or she is not a "U.S. person" within the meaning of Regulation S of the Securities Act (a portion of which is for convenience purposes only attached hereto in Part 2 of
          Schedule 10); and

     3.1.3 such Employee Seller is acquiring the Validus Securities for his or her own account, for investment only and not with a view toward the transfer, resale or distribution thereof in violation of applicable law.

                                   SCHEDULE 5
                    LIMITATION OF LIABILITY UNDER CLAUSE 8.1

1    LIMITATION OF LIABILITY

     For the avoidance of doubt:

     (i) the Sellers (other than the Warrantors) shall have no liability whatsoever under this Agreement for any breach of Warranty other than a breach of the Title and Capacity Warranties and then each Seller shall only be severally liable for his/her/its own breach of the Title and Capacity Warranties given by him/her/it; and

     (ii) only the Warrantors shall have any liability for any breach of the Management Warranties and their liability for any such breach shall be several.

     Furthermore, notwithstanding any other provision of this Agreement, a Seller shall not have any liability for any breach of the Title and Capacity Warranties and a Warrantor shall not have any liability for any breach of the Management Warranties:

1.1  TIME LIMITS

     in respect of any claim, unless notice of such claim is given in writing by the Purchaser to the relevant Seller or the Warrantors (as the case may be) setting out reasonable details so far as practicable of the specific matter in respect of which the claim is made including (if feasible) an estimate of the amount of such claim within 12 months of the date of Completion, and any such claim shall (if it has not been previously satisfied, settled or withdrawn) be deemed to be withdrawn nine months after the date of notification of the relevant claim in accordance with this paragraph 1.1 unless legal proceedings in respect of it have been served and are being pursued with reasonable diligence (except that the time limits in this paragraph 1.1 shall not apply to any claim for a breach of the Title and Capacity Warranties);

1.2  MINIMUM CLAIMS

     save for a claim for any breach of the Title and Capacity Warranties to which this paragraph 1.2 shall not apply, in respect of any claim unless and until the amount of the claim against all Warrantors (before the application of paragraphs 1.3 and 1.4 below) exceeds L100,000 ("MINIMUM CLAIM") (save that a series of claims arising from the same facts or circumstances shall be aggregated for this purpose) but none of the Warrantors shall be liable for a claim in excess of that amount unless the liability determined in respect of any such claim (excluding interest, costs and expenses) also exceeds that amount;

1.3  AGGREGATE MINIMUM CLAIMS

     save for a claim for any breach of the Title and Capacity Warranties to which this paragraph 1.3 shall not apply, in respect of any claim unless the aggregate amount of all claims against all Warrantors (before the application of paragraph 1.4 below) for breach of the Management Warranties (taking no account of any claims for less than L100,000) exceeds L2,500,000 but if the aggregate liability in respect of all Minimum Claims exceeds that figure then all Minimum Claims, including all Minimum Claims previously notified, shall accrue against and be recoverable from the Warrantors (and not just the excess over L2,500,000);

1.4  MAXIMUM CLAIMS

     1.4.1 in respect of a claim for breach of any of the Title and Capacity Warranties, to the extent that the total aggregate amount of the liability of the relevant Seller against whom the claim has been made for all claims made against him/her/it under this Agreement (including for breach of Warranty) would exceed (in the case of each Non-Employee Seller) the total Non-Employee Seller Cash Consideration received by him/her/it in respect of his/her/its Shares or (in the case of each Employee Seller) the total Employee Seller Cash Consideration received by him/her/it in respect of his/her/its Shares;

     1.4.2 in respect of a claim for breach of any of the Management Warranties, without prejudice to the final two sentences of this paragraph 1.4.2, to the extent that the total aggregate amount of the liability of the relevant Warrantor in respect of all claims made against him/her for breaches of the Management Warranties would exceed the amount set out against his/her name below:

(i)    MEA Carpenter   $  985,978

(ii)   CNR Atkin       $1,050,777

(iii)  ND Wachman      $  282,833

(iv)   GAM Bonvarlet   $  210,971

(v)    JS Clouting     $  282,833

(vi)   NJ Hales        $  117,847

(vii)  GS Langford     $   50,004

(viii) MS Johnson      $  188,556

(ix)   DP Redhead      $  282,833

(x)    JG Ross         $  176,950

          and claims under the Management Warranties shall be borne by the Warrantors as to the percentage set out against his/her name below, with each Warrantor only being liable for his/her relevant percentage amount of any claim:

(i)    MEA Carpenter   4.22%

(ii)   CNR Atkin       4.79%

(iii)  ND Wachman      1.15%

(iv)   GAM Bonvarlet   1.58%

(v)    JS Clouting     1.15%

(vi)   NJ Hales        0.48%

(vii)  GS Langford     0.38%

(viii) MS Johnson      0.77%

(ix)   DP Redhead      1.15%

(x)    JG Ross         0.96%

          Notwithstanding any other provision of this Agreement, the total aggregate amount of the liability of each of the Warrantors for all breaches of the Title and Capacity Warranties, the Management Warranties and any other provision of this Agreement shall not exceed the total consideration received by him/her in respect of his/her Shares. Accordingly, to the extent that any claim has been brought against a Warrantor for breach of any of the Title and Capacity Warranties or otherwise, the amount set out against his/her name in the first table of this paragraph 1.4.2 shall be reduced down to such amount (including to zero) as shall be necessary to ensure that his/her total aggregate liability under this Agreement shall not exceed the total consideration received by him/her;

1.5  CONTINGENT LIABILITIES

     in respect of any liability which is contingent or otherwise not capable of being quantified (a "CONTINGENT LIABILITY") unless and until such Contingent Liability becomes an actual liability or becomes capable of being quantified and is due and payable but this paragraph 1.5 shall not operate to avoid a claim made in respect of a Contingent Liability within the applicable time limit specified in paragraph 1.1 above if the requisite details of such claim have been delivered before the expiry of such period and legal proceedings served within nine months of such Contingent Liability becoming an actual liability (or becoming capable of being quantified) (even if this does not occur until after the expiry of the relevant period) provided that if such Contingent Liability has not become an actual liability or become capable of being quantified within four years of the date of Completion, the Warrantors shall have no liability in respect of such claim;

1.6  PROVISIONS IN THE ACCOUNTS

     in respect of any claim if and to the extent that:

     1.6.1 provision or reserve is made specifically for the matter giving rise to the claim, or it is otherwise included as a liability or fairly disclosed, in the Accounts; or

     1.6.2 any sum is received specifically in respect of the matter giving rise to the claim by any Group Company which has previously been written off or provided against as irrecoverable in the Accounts;

1.7  ADJUSTMENTS

     in respect of any claim if and to the extent that the subject matter thereof is taken into account in the determination of the Consideration;

1.8  CIRCUMSTANCES ARISING

     in respect of any matter, act, omission or circumstance (or any combination thereof) (including, for the avoidance of doubt, the aggravation of a matter or circumstance) to the extent that the same would not have occurred or arisen but for:

     1.8.1 ACTS OF PURCHASER:

          (i) any act, omission, transaction or arrangement carried out at the written request of or with the written consent of the Purchaser or any other member of the Purchaser's Group before Completion or in accordance with the terms of this Agreement or any of the other documents entered into pursuant to this Agreement (including any such act, omission, transaction or arrangement which has any impact or effect on the tax structure, arrangements, residency or efficiency of any Group Company); or

          (ii) any act, omission, admission of fact or liability, transaction or arrangement of the Purchaser or any member of the Purchaser's Group, or their respective directors, employees or agents or successors in title, after Completion (including any such act, omission, admission of fact or liability, transaction or arrangement which has any impact or effect on the tax structure, arrangement, residency or efficiency of any Group Company);

     1.8.2 CHANGES IN LEGISLATION: the passing of, withdrawal of, or any change in, after the date of this Agreement, any law, rule, regulation or administrative practice (or any generally accepted interpretation or application of any of the foregoing) of any government, governmental department, agency or regulatory body including (without prejudice to the generality of the foregoing) any increase in the rates of Taxation or any imposition of Taxation or any withdrawal of relief from Taxation not actually (or prospectively) in effect at the date of this Agreement;

     1.8.3 ACCOUNTING AND TAXATION CHANGES: any change in accounting or Taxation policy, bases or practice of the Purchaser or any of the Group Companies introduced or having effect after Completion,

     or to the extent that it relates to any liability for Tax arising out of the ordinary course of business of the Group after the Accounts Date;

1.9  INSURANCE

     in respect of any claim to the extent of any net recovery under any policy of insurance of any Group Company of a type that was in place at or prior to the date of this Agreement, for any Losses arising from such claim;

1.10 NET BENEFIT

     in respect of any claim for Losses suffered by the Purchaser or any of the Group Companies to the extent of any corresponding savings by or net benefit to the Purchaser or any other member of the Purchaser's Group or any Group Company arising directly therefrom;

1.11 EQUAL TREATMENT OF THE WARRANTORS

     notwithstanding any other provision of this Agreement, in respect of any claim for breach of any of the Management Warranties unless the Purchaser seeks to recover at the same time and to the same degree (taking into account the financial caps and percentage amounts set out in paragraph 1.4.2, the several liability of each Warrantor and the other limitations of liability set out in this Agreement) against each and every Warrantor and treats all Warrantors equally. If the Purchaser withdraws a claim against any of the Warrantors, the Purchaser shall also withdraw that claim against each of the other Warrantors. If the Purchaser settles a claim against a Warrantor, the Purchaser shall offer to the other Warrantors settlement terms which are the same (taking into account the financial caps and percentage amounts set out in paragraph 1.4.2 and the other limitations of liability set out in this Agreement) as those agreed with that Warrantor with whom the Purchaser has settled; and

1.12 LOSS OF PROFITS

     in respect of any claims for any losses suffered by the Purchaser or any of the Group Companies to the extent that the losses relate to indirect or consequential loss or loss of profit.

2    SELLERS LIABILITY

2.1 The liability of each Seller and Warrantor under or pursuant to this Agreement shall be several only and such liability shall be limited to the amounts set out in paragraph 1.4 of this Schedule 5. None of the Sellers or Warrantors shall be liable under this Agreement in respect of any claim for breach of this Agreement (or any of the other documents to be entered into pursuant to this Agreement) by another Seller or Warrantor.

2.2 Each Seller shall only be liable in respect of any breach of a Title and Capacity Warranty or any other claim under this Agreement and the Warrantors shall only be liable in respect of any breach of a Management Warranty if and to the extent that, in each case, such claim is admitted by the relevant Seller or the Warrantors (as the case may be) or determined by a court of competent jurisdiction.

2.3 Without prejudice to Clause 8 (Warranties), Clause 9 (Whole Agreement and Remedies) and Schedule 4 (Warranties given by the Sellers and Warrantors under Clause 8) of this Agreement, the Purchaser acknowledges and agrees that, except for the specific Warranties set out in paragraphs 2.8, 2.9 and
     2.10 of Schedule 4, none of the Sellers or Warrantors gives or makes, nor shall there be implied, any warranty as to the accuracy of any information (whether in writing, verbal or howsoever provided), including the forecasts, estimates, projections, statements of intent, statements of opinion, or other forward looking statements provided to the Purchaser (howsoever provided) on or prior to the date of this Agreement, including any information in the Information Memorandum, the Management Presentations, the Data Room, the Disclosure Letter, the Due Diligence Reports, any other due diligence report prepared by or on behalf of the Purchaser or the information supplied to or made available to the Purchaser during its due diligence exercise nor, apart from the specific Warranties set out in paragraphs 2.8, 2.9 and 2.10 of Schedule 4, is any warranty given or shall any warranty be implied as to the accuracy or completeness of, or otherwise in respect of, the contents of any of the foregoing, nor is there any obligation on any Group Company, Seller or Warrantor or their respective advisers to update any of the foregoing or to correct any inaccuracies therein which may become apparent. For the avoidance of doubt, (in the case of the Warrantors only, solely in respect of the specific Warranties on the Due Diligence Reports set out in paragraphs 2.8, 2.9 and
     2.10 of Schedule 4), none of the Warrantors or the Sellers shall have any liability or responsibility whatsoever in respect of any of the foregoing information or documents mentioned in this paragraph 2.3.

3    LIABILITY OF THE TRUSTEES

     Notwithstanding anything else herein contained, the Trustees have entered into this Agreement solely in their capacity as trustee of each of the relevant Trusts and the benefits of this Agreement are held by the Trustees subject to the provisions of such Trusts.

     Notwithstanding any other provision of this Agreement, any and all liabilities of the Trustees under this Agreement shall be limited to the extent such liability can be met from and out of the property from time to time subject to the trust funds of the relevant Trust or Trusts and, accordingly:

     3.1.1 the obligations of, and rights against, the Trustees under this Agreement and any and all liability of the Trustees that may otherwise arise in connection with this Agreement and the matters contained in this Agreement shall be performed, satisfied and paid only out of, and enforced only against and recourse under this Agreement shall be had only against, the property from time to time subject to the trust funds of the relevant Trust or Trusts; and

     3.1.2 no obligation of the Trustees under this Agreement or that otherwise may arise in connection with the matters contained in this Agreement is binding upon, nor in respect thereof shall any resort or recourse be had, judgment issued, or execution or other process levied against, any other property of any Trustee held in its capacity as trustee of any other trust (other than the relevant Trust or Trusts).

4    MITIGATION OF LOSS

     Nothing in this Agreement shall or shall be deemed to abrogate or relieve the Purchaser of any common law or other duty to mitigate any loss or damage.

5    CONDUCT OF CLAIMS

5.1  NOTIFICATION

     If the Purchaser or any Group Company becomes aware of any matter that may give rise to a claim against any Seller or the Warrantors (as the case may be) under this Agreement written notice of that fact setting out reasonable details of the specific matter in respect of which the claim is made including (if feasible) an estimate of the amount of such claim shall be given as soon as reasonably practicable to the relevant Seller or the Warrantors.

5.2  INVESTIGATION BY THE SELLERS

     Without prejudice to the validity of the claim or alleged claim in question, the Purchaser shall allow, and shall procure that the relevant Group Companies allow, the Warrantors and their accountants and professional advisers reasonably to investigate the matter or circumstance alleged to give rise to such claim and whether and to what extent any amount is payable in respect of such claim and for such purpose the Purchaser shall give, and shall procure that the relevant Group Companies give, subject to their being paid all reasonable costs and expenses, all such reasonable information and assistance, including reasonable access to premises and personnel, and the right to examine and copy or photograph any assets, accounts, documents and records, as the Warrantors or their accountants or professional advisers may reasonably request. The Warrantors agree to keep all information obtained in relation to such investigation confidential and to use it only for the purpose of the claim in question.

5.3  THIRD PARTY CLAIM/LIABILITY

     If the claim in question is a result of or in connection with a claim by or liability to a third party then no admission of liability shall be made by or on behalf of the Purchaser or any Group Company and the claim shall not be compromised, disposed of or settled without the consent of the Warrantors (such consent not to be unreasonably withheld or delayed).

6    PRIOR RECEIPT

     If, before any Seller or the Warrantors (as the case may be) pay(s) an amount in discharge of any claim under this Agreement, the Purchaser or any member of the Purchaser's Group recovers or is entitled to recover (whether by payment, discount, credit, relief or otherwise) from a third party a sum which is directly referable to the subject matter of the claim, the Purchaser shall procure that, before steps are taken against that Seller or the Warrantors under this Agreement, reasonable steps are taken to enforce such recovery (and none of the Sellers or the Warrantors shall have any liability to pay any amount by way of damages in respect of any claim unless and until the Purchaser shall have taken such reasonable steps to enforce such recovery) and any actual recovery (less any reasonable costs and expenses incurred in such recovery) shall pro tanto reduce or satisfy, as the case may be, such claim.

7    SUBSEQUENT RECOVERY

     If any Seller pays an amount in discharge of any claim under this Agreement and the Purchaser or any member of the Purchaser's Group subsequently recovers from a third party a sum which is directly referable to the subject matter of the claim, the Purchaser shall pay, or shall procure that the relevant member of the Purchaser's Group pays, promptly to that Seller an amount equal to (i) the sum recovered from the third party or (ii) if less, the amount previously paid by that Seller to the Purchaser, in each case less any reasonable costs and expenses incurred in obtaining such recovery.

8    DOUBLE CLAIMS

     The Purchaser shall not be entitled to recover from any Seller or the Warrantors under this Agreement more than once in respect of the same Loss or Losses suffered.

9    FRAUD AND WILFUL DEFAULT

     None of the limitations contained in this Schedule 5 shall apply to any claim against a Seller or the Warrantors (as the case may be) which arises as a result of the fraud or wilful default of that Seller or the Warrantors (as relevant).

10   NO RIGHT OF SET-OFF

     No Seller shall be liable to make any payment under this Agreement nor shall the Purchaser exercise any right of set off or counter claim against or otherwise withhold payment of any sum stated to be payable by the Purchaser to any Seller under the terms of this Agreement or under any other agreement subsisting between them unless and until such liability has been agreed between the Purchaser and the relevant Seller or adjudged payable by that Seller by a court of competent jurisdiction.

     In all circumstances, save to the extent of any deduction or withholding required by law, the Purchaser hereby waives and relinquishes any right of set off or counterclaim, deduction, withholding or retention which the Purchaser might otherwise have in respect of any claim under this Agreement.

11   OPPORTUNITY TO REMEDY BREACHES

     Where a matter or default giving rise, or potentially giving rise, to any claim is capable of remedy, the Purchaser shall provide written notice of the claim in respect of such matter or default to the relevant person against which such claim would be made as soon as reasonably practicable and the relevant person shall only be liable to the extent the matter or default is not remedied to the satisfaction of the Purchaser (acting reasonably) without cost to the Purchaser within 30 Business Days after the date on which such notice is served.

12   TAX

12.1 In calculating the liability of any Seller or the Warrantors for any breach of this Agreement, there shall be taken into account the amount (if any) by which any Taxation for which the Purchaser or any member of the Purchaser's Group (including any Group Company) would otherwise have been accountable or liable to be assessed is actually reduced or extinguished directly as a result of the matter giving rise to such liability or any repayment of Taxation directly attributable to the matter giving rise to such liability and for the avoidance of any doubt such calculation shall only be performed and taken into account at the time the Taxation is actually reduced and extinguished and the benefit has been realised by the Purchaser or any member of the Purchaser's Group (including any Group Company) in money or money's worth.

12.2 The Purchaser shall procure that where any member of the Purchaser's Group is entitled to relief from Taxation as referred to in paragraph 12.1, the Purchaser's Group will take all reasonable steps (such steps being taken at the cost and expense of the Sellers or the Warrantors as the case may be) to obtain such relief, provided that such steps shall not include disclaiming other reliefs that might be available, claiming such relief ahead of any other relief that might be available to that member of the Purchaser's Group, utilising that relief ahead of other reliefs surrendered to it by other members of the Purchaser's Group or requiring the Purchaser or any member of the Purchaser's Group (including any Group Company) to arrange its Tax affairs in any way, or to do any matter or thing, which is unduly onerous.

                                   SCHEDULE 6
                                   PROPERTIES

LEASEHOLD

Description:                    Fourth Floor, and car park stacker 3, Gracechurch
                                House, 55 Gracechurch Street, London, EC3

Date of and parties to lease:   Lease between 55 Gracechurch Street (NO. 1) Limited
                                and 55 Gracechurch Street (NO. 2) Limited and Talbot
                                Underwriting Services Ltd.

Legal owner:                    Talbot Underwriting Services Ltd.

Beneficial owner                Talbot Underwriting Services Ltd. for and on behalf
                                of itself and the names of Syndicate 1183 from time
                                to time

Term:                           10 years and 62 days from 23 October 2003

Rent:                           L314,525 per annum during the first five years of
                                the Term, thereafter the rent determined by the rent
                                review

Next rent review:               25 December 2008

Present use:                    A suite of offices

LEASEHOLD

Description:                    Fifth Floor, Gracechurch House, 55 Gracechurch
                                Street, London, EC3

Date of and parties to lease:   Lease dated 23 October 2003 between 55 Gracechurch
                                Street (NO. 1) Limited and 55 Gracechurch Street
                                (NO. 2) Limited and Talbot Underwriting Services Ltd.

Legal owner:                    Talbot Underwriting Services Ltd.

Beneficial owner                Talbot Underwriting Services Ltd. for and on behalf
                                of itself and the names of Syndicate 1183 from time
                                to time

Term:                           10 years and 25 days from 30 November 2003

Rent:                           Up to and including 29 March 2008 a peppercorn (if
                                demanded), thereafter L267,085 per annum subject to
                                the rent review

Next rent review:               25 December 2008

Present use:                    A suite of offices

LEASEHOLD

Description:                    Sixth Floor, Gracechurch House, 55 Gracechurch
                                Street, London, EC3

Date of and parties to lease:   Lease dated 23 October 2003 between 55 Gracechurch
                                Street (NO. 1) Limited and 55 Gracechurch Street
                                (NO. 2) Limited and Talbot Underwriting Services Ltd.

Legal owner:                    Talbot Underwriting Services Ltd.

Beneficial owner                Talbot Underwriting Services Ltd. for and on behalf
                                of itself and the names of Syndicate 1183 from time
                                to time

Term:                           10 years and 25 days from 30 November 2003

Rent: Up to and including 28 March 2008 a peppercorn, if demanded, thereafter L176,855 per annum subject to the rent review

Next rent review:               25 December 2008

Present use:                    A suite of offices

LEASEHOLD

Description:                    Part Basement, 55 Gracechurch Street, EC3

Date of and parties to lease:   Lease dated 13 January 1997 between the City of
                                London Real Property Company Limited and Venton
                                Services Limited (now known as Talbot Underwriting
                                Services Ltd (the reversion of the lease was
                                subsequently vested in 55 Gracechurch Street (NO. 1)
                                Limited and 55 Gracechurch Street (NO. 2) Limited))

Legal owner:                    Talbot Underwriting Services Ltd.

Beneficial owner                Talbot Underwriting Services Ltd. for and on behalf
                                of itself and the names of Syndicate 1183 from time
                                to time

Term:                           10 years from 29 September 1996

                                Lease expired on 28 September 2006

Rent:                           L2,520 per annum

Next rent review:               Uncertain

Present use:                    Storage

LEASEHOLD

Description:                    Sub-basement Stores 1 and 12, 51 to 54 Gracechurch
                                Street, EC3

Date of and parties to lease:   lease between 51-54 Gracechurch Street (NO. 1)
                                Limited and 51-54 Gracechurch Street (NO. 2)
                                Limited) and Talbot Underwriting Services Ltd

Legal owner:                    Talbot Underwriting Services Ltd.

Beneficial owner                Talbot Underwriting Services Ltd. for and on behalf
                                of itself and the names of Syndicate 1183 from time
                                to time

Term:                           1 year from 23 January 2007

Rent:                           L5,535 per annum

Next rent review:               N/A

Present use:                    Storage

LICENCE

Description:                    Car Park Stacker 3, 55 Gracechurch Street, EC3

Date of and parties to lease:   Licence dated 20 March 1997 between the City of
                                London Real Property Company Limited and Venton
                                Services Limited (now known as Talbot Underwriting
                                Services Ltd)

                                The use of this Car Park Stacker is invoiced under
                                the lease of the 4th Floor of 55 Gracechurch Street.

Legal owner:                    Talbot Underwriting Services Ltd.

Beneficial owner                Talbot Underwriting Services Ltd. for and on behalf
                                of itself and the names of Syndicate 1183 from time
                                to time

Term:                           Indefinite

Rent:                           L5,500 per annum

Next rent review:               N/A

Present use:                    Parking

LICENCE

Description:                    Car Park Stacker 2, 55 Gracechurch Street, EC3

Date of and parties to lease:   Unwritten licence from LS City & West End Limited

                                The use of this Car Park Stacker is invoiced separately on a quarterly basis.

Legal owner:                    Talbot Underwriting Services Ltd.

Beneficial owner                Talbot Underwriting Services Ltd. for and on behalf
                                of itself and the names of Syndicate 1183 from time
                                to time

Term:                           Rolling on a quarterly basis

Rent:                           L1,615.62 per quarter

Next rent review:               N/A

Present use:                    Parking

LEASEHOLD

Description:                    Lloyd's Box 39, Lloyd's Building, One Lime Street,
                                London EC3M 7HA

Date of and parties to Lease:   Oral lease arrangement made on 1 January 2002
                                between Lloyd's and  Talbot Underwriting Services
                                Ltd.

Term:                           1 year rolling term from 1 January 2002

Rent:                           L189,823 per annum

Next rent review:               1 January 2008

LEASEHOLD

Description:                    Lloyd's Box 172, Lloyd's Building, One Lime Street,
                                London EC3M 7HA

Date of and parties to Lease:   Oral lease arrangement made on 1 January 2003
                                between Lloyd's and  Talbot Underwriting Services
                                Ltd.

Term:                           1 year rolling term from 1 January 2003

Rent:                           L60,853 per annum

Next rent review:               1 January 2008

LEASEHOLD

Description:                    Lloyd's Box 173, Lloyd's Building, One Lime Street,
                                London EC3M 7HA

Date of and parties to Lease:   Oral lease arrangement made on 1 January 2003
                                between Lloyd's and  Talbot Underwriting Services
                                Ltd.

Term:                           1 year rolling term from 1 January 2003

Rent:                           L87,404 per annum

Next rent review:               1 January 2008

LEASEHOLD

Description:                    Lloyd's Box 176, Lloyd's Building, One Lime Street,
                                London EC3M 7HA

Date of and parties to Lease:   Oral lease arrangement made on 1 January 2003
                                between Lloyd's and  Talbot Underwriting Services
                                Ltd.

Term:                           1 year rolling term from 1 January 2003

Rent:                           L51,575 per annum

Next rent review:               1 January 2008

LEASEHOLD

Description:                    Lloyd's Box 112, Lloyd's Building, One Lime Street,
                                London EC3M 7HA

Date of and parties to Lease:   Oral lease arrangement made on 1 January 2007
                                between Lloyd's and  Talbot Underwriting Services
                                Ltd.

Term:                           1 year rolling term from 1 January 2007

Rent:                           L69,750 per annum

Next rent review:               1 January 2007

                                   SCHEDULE 7
                                  OPTIONHOLDERS

                             (2)
                           OPTIONS         (3)
          (1)                OVER       EXERCISE
  NAME OF OPTIONHOLDER      SHARES        PRICE
  --------------------    ---------   ------------
CLASS B SHARE OPTIONHOLDERS

OPTIONS GRANTED IN 2003
Julian Ross                 375,000   L    112,500
Stuart Forbes               125,000   L     37,500
Derren Hughes               125,000   L     37,500
Gillian Langford            500,000   L    150,000
Stephen Lloyd               500,000   L    150,000
Mark Perry                  125,000   L     37,500
Paul Miller                 250,000   L     75,000
David Newbigging            500,000   US$  473,000

OPTIONS GRANTED IN 2004
Gilles Bonvarlet          1,250,000   US$1,182,500
Michael Carpenter           500,000   US$  473,000
Rupert Atkin              1,250,000   US$1,182,500

OPTIONS GRANTED IN 2005
James Bamford               150,000   US$  141,900
Danny Burns                 150,000   US$  141,900
Stephen Lloyd               125,000   US$  118,250
Mario Apicella               50,000   US$   47,300
Marc Alcott                  75,000   US$   70,950
Russell Bean                100,000   US$   94,600
Jamie Courtney               50,000   US$   47,300
Steven Tebbutt               75,000   US$   70,950

                             (2)
                           OPTIONS         (3)
          (1)                OVER       EXERCISE
  NAME OF OPTIONHOLDER      SHARES        PRICE
  --------------------    ---------   ------------
OPTIONS GRANTED IN 2006
Gilles Bonvarlet            500,000   US$  473,000
Julian Ross                 125,000   US$  118,250
Sean Callaghan               62,500   US$  100,000
Phil Furlong                 62,500   US$  100,000
Rod Harris                   62,500   US$  100,000
Nick Hassam                  62,500   US$  100,000
Susan House                  62,500   US$  100,000
Derren Hughes                62,500   US$  100,000
Martyn Lucas                 62,500   US$  100,000
Andrew West                  62,500   US$  100,000
Andrew Keogan                62,500   US$  100,000

EBT SHARE OPTIONHOLDERS
Julian Ross                 125,000   US$  118,250
James Bamford               100,000   US$   94,600
Mark Alcott                  75,000   US$   70,950
Russell Bean                100,000   US$   94,600
John Cutts                  125,000   US$  118,250
John Ewington                75,000   US$   70,950
Alex Foord                  125,000   US$  118,250
Louise Patterson             75,000   US$   70,950
Steven Tebbutt               75,000   US$   70,950

                                   SCHEDULE 8
                               EMPLOYMENT PARTIES

                                  MEA Carpenter

                                    CNR Atkin

                                   ND Wachman

                                  GAM Bonvarlet

                                   JS Clouting

                                    NJ Hales

                                   GS Langford

                                   MS Johnson

                                     JG Ross

                                   JE Skinner

                                    SF Lloyd

                                   RW Fielder

                                   JRA Bamford

                                    SEH Barr

                                     G Cooke

                                   JA McDonald

                                    LE Nevill

                                    DG Burns

                                  JAA Colquhoun

                                    I Fordham

                                    JG Cutts

                                    PJ Miller

                                   SCHEDULE 9
                TERMS APPLICABLE TO THE BASE SHARE CONSIDERATION

1 Prior to the end of the Restricted Period (as defined below), the Base Share Consideration may not be Transferred (as defined below) by an Employee Seller.

2 If an Employee Seller's employment with the Group Companies terminates, Validus may repurchase, at a price per share equal to $0.01, such Base Share Consideration which at the time of such termination remains subject to a Restricted Period (and, for the avoidance of doubt, termination of the Restricted Period pursuant to the provisions of paragraphs 3, 4 and 5 below shall be deemed to have occurred prior to the termination of an Employee Seller's employment).

3 The Restricted Period shall begin on the date of Completion and end with respect to each Employee Seller's Base Share Consideration as follows: as to 25% of his/her Base Share Consideration, on the first anniversary of the date of Completion; as to 25% of his/her Base Share Consideration, on the second anniversary of the date of Completion; as to 25% of his/her Base Share Consideration, on the third anniversary of the date of Completion; and as to 25% of his/her Base Share Consideration, on the fourth anniversary of the date of Completion; in each case, so long as the Employee Seller remains an employee of one of the Group Companies through the applicable anniversary, except that, notwithstanding the foregoing, the Restricted Period will terminate immediately in the circumstances set out in paragraph 5 below.

4 Notwithstanding paragraph 3, the Restricted Period with respect to the Base Share Consideration to be received by Michael Carpenter will terminate as to 100% of his Base Share Consideration on the first anniversary of the date of Completion, so long as Michael Carpenter remains an employee of one of the Group Companies through such anniversary, except that, notwithstanding the foregoing, the Restricted Period will terminate immediately in the circumstances set out in paragraph 5 below.

5 The Restricted Period for each Employee Seller, with respect to that Employee Seller's Base Share Consideration will terminate immediately with respect to all of the Base Share Consideration of that Employee Seller:

5.1 at the time of termination of employment of that Employee Seller if the Employee Seller is a "Good Leaver", which means the Employee Seller's employment has terminated due to one of the following reasons:

     5.1.1 agreed termination of employment;

     5.1.2 injury, ill-health, disability or redundancy;

     5.1.3 his/her death;

     5.1.4 wrongful or unfair dismissal by the relevant Group Company;

     5.1.5 the company in which he/she is employed ceasing to be a Validus Group Company (as defined below);

     5.1.6 the entire or substantially the whole of the business carried on by Validus being transferred to a person other than a Validus Group Company; or

     5.1.7 retirement at the normal retirement age of the relevant Group Company or early retirement on the grounds of ill health or with the consent of the board of the relevant Group Company and in accordance with the terms of the pension plan of which the Employee Seller is a member; or

5.2 on the occurrence of any transaction that constitutes a Change of Control of Validus or on any sale or disposal by Validus after Completion of the Company, Talbot Insurance (Bermuda) Ltd, Talbot Underwriting Ltd, Talbot Underwriting Services Ltd or Talbot 2002 or of a majority of the business or assets held by any such Group Company.

6 Upon Completion, the Base Share Consideration (notwithstanding the Transfer/forfeiture restrictions set out in paragraphs 1 and 2 above) shall be validly issued, fully paid and non-assessable (meaning that no further sums are required to be paid by holders thereof in connection with the issue thereof) and shall be entitled to vote and participate in distributions and dividends, pari passu with all other Validus Common Shares then in issue, in accordance with the Validus Bye-Laws.

7 For the avoidance of doubt, on termination of the Restricted Period in accordance with any of paragraphs 3, 4 or 5 above, the Transfer and forfeiture restrictions set out in paragraphs 1 and 2 above shall cease to apply and shall have no further effect.

8    In this Schedule 9, the following definitions shall apply:

     "CHANGE OF CONTROL OF VALIDUS" means a change of control of Validus (as defined in the Validus 2005 Long Term Incentive Plan) where that change of control also involves Rupert Atkin and either one of Ed Noonan or George Reeth no longer continuing in a senior management role equivalent to, or of greater responsibility than, the role they held prior to the change of control.

     "RESTRICTED PERIOD" shall be for the duration and have the meaning set out in paragraphs 3 and 4 (as applicable);

     "TRANSFER" means, with respect to Validus Common Shares, to sell, assign, dispose of, exchange or otherwise transfer such shares or any participation interest therein (including, without limitation, voting and/or economic rights with respect thereto), whether directly or indirectly, or agreeing to do any of the foregoing; provided, however, that (i) Transfers to the shareholder's spouse or partner or lineal relatives, or any custodian or trust for the benefit of any of the foregoing or the estate of such shareholder, shall be permitted but the transferee shall agree to be bound by such transfer restrictions, and (ii) Transfers pursuant to a transaction approved by either a majority of the directors of Validus or by holders of a majority of the outstanding Validus Common Shares (or pursuant to any offer made to all holders of Validus Common Shares and accepted by holders of a majority thereof) or in a transaction that constitutes a change in control of Validus (as defined in the Validus 2005 Long Term Incentive
     Plan) shall be permitted; and

     "VALIDUS GROUP COMPANY" means Validus or any of its subsidiaries.

                                   SCHEDULE 10
            RULE 3B-4 OF THE EXCHANGE ACT AND DEFINITION OF US PERSON

                                     PART 1
                          RULE 3B-4 OF THE EXCHANGE ACT

"FOREIGN PRIVATE ISSUER" means a corporation or entity organised under the laws of a country other than the United States, except that such corporation or entity will not be considered a Foreign Private Issuer if more than 50 percent of its outstanding voting securities are directly or indirectly held by residents of the United States and any of the following apply: (i) the majority of the executive officers or directors are United States citizens or residents;
(ii) more than 50 percent of the assets of such corporation or entity are located in the United States; or (iii) the business of such corporation or entity is administered principally in the United States.

                                     PART 2
                                    US PERSON

Set forth below is the definition of the term "U.S. PERSON" as used within the meaning of Regulation S under the United States Securities Act of 1933, as amended.

a.   U.S. person.

     1.   "U.S. person" means:

          i.   Any natural person resident in the United States;

          ii. Any partnership or corporation organized or incorporated under the laws of the United States;

          iii. Any estate of which any executor or administrator is a U.S.
               person;

          iv.  Any trust of which any trustee is a U.S. person;

          v. Any agency or branch of a foreign entity located in the United States;

          vi. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

          vii. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

          viii. Any partnership or corporation if:

               A. Organized or incorporated under the laws of any foreign jurisdiction; and

               B. Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

     2.   The following are not "U.S. persons":

          i. Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

          ii. Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

               A. An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

               B.   The estate is governed by foreign law;

          iii. Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

          iv. An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

          v. Any agency or branch of a U.S. person located outside the United States if:

               A.   The agency or branch operates for valid business reasons;
                    and

               B. The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

          vi. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

                                   SCHEDULE 11
                               SHARE ELECTION FORM

Reference is hereby made to that certain Share Sale Agreement dated May [ ], 2007 among Validus Holdings Ltd., a company organised under the laws of Bermuda ("VALIDUS"), and the sellers identified therein relating to the acquisition by Validus of all of the issued share capital of Talbot Holdings Ltd, a company organised under the laws of Bermuda (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "SHARE SALE AGREEMENT"). Capitalised terms used but not defined herein have the meaning ascribed to such terms in the Share Sale Agreement.

Pursuant and subject to Clause 3.1.4 of the Share Sale Agreement, the undersigned Employee Seller hereby makes a Share Election to receive ___% of the Employee Seller Cash Consideration due to the undersigned in Validus Common Shares. To the extent that the percentage amount referred to in the preceding sentence would result in the Cash Component payable to the undersigned Employee Seller being less than his/her Minimum Cash Amount, such percentage amount shall be reduced such that the amount of the Cash Component received by the undersigned Employee Seller is not less than the Minimum Cash Amount. This Share Election, once duly made in accordance with the terms of the Share Sale Agreement, is irrevocable.

The undersigned Employee Seller hereby acknowledges, agrees and reaffirms his/her warranties set forth in Part 3 of Schedule 4 of the Share Sale Agreement.

This Share Election Form will only be effective if executed and completed and delivered to Validus before the earlier of the expiration of the period of two weeks of the date of the Share Sale Agreement and the Business Day preceding the day on which the Conditions Precedent shall first have been fulfilled at the following address:

Validus Holdings, Ltd.
19 Par-La-Ville Road
Hamilton HM11 Bermuda,
Attention: Chief Financial Officer and General Counsel
(Facsimile: (441) 278-9090)

with a copy to the Company Secretary of Talbot Holdings Ltd

                                        Name (in block capitals):
                                                                  --------------


                                        Signature:
                                                   -----------------------------

                                        Date:                               2007
                                              -----------------------------